EXECUTION VERSION 1381-5604-3275.29 ______________________________________________________________________ EQUITY PURCHASE AGREEMENT by and among BOREALIS INFRASTRUCTURE CORPORATION, BPC HEALTH TRUST, LIFELABS INC., BPC LAB FINANCE LP, 1000923563 ONTARIO INC. and QUEST DIAGNOSTICS INCORPORATED ______________________________________________________________________ Exhibit 10.1 * Certain information contained in this exhibit, marked by [***], has been omitted because it (i) is not material and (ii) is the type of information that we treat as private or confidential

1381-5604-3275.29 TABLE OF CONTENTS Page ARTICLE I PURCHASE AND SALE ........................................................................................... 1 1.01 Purchase and Sale ................................................................................................... 1 1.02 Purchase Price ......................................................................................................... 2 1.03 Estimated Closing Statement. ................................................................................. 2 1.04 Closing Payments.................................................................................................... 2 1.05 Final Closing Statement .......................................................................................... 3 1.06 Purchase Price Adjustments. ................................................................................... 5 1.07 Settlement of Intercompany Balances. ................................................................... 5 1.08 The Closing ............................................................................................................. 6 1.09 No Withholding on Purchase Price ......................................................................... 6 ARTICLE II CONDITIONS TO CLOSING .................................................................................. 6 2.01 Conditions to All Parties’ Obligations .................................................................... 6 2.02 Conditions to Buyer’s Obligations.......................................................................... 7 2.03 Conditions to Sellers’ Obligations .......................................................................... 8 2.04 Waiver of Conditions .............................................................................................. 9 2.05 Frustration of Closing Conditions. .......................................................................... 9 ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLERS ................................ 9 3.01 Organization and Power .......................................................................................... 9 3.02 Authorization; Valid and Binding Agreement ........................................................ 9 3.03 No Breach ............................................................................................................. 10 3.04 Ownership ............................................................................................................. 10 3.05 Solvency. ............................................................................................................... 10 3.06 Litigation ............................................................................................................... 11 3.07 Residence .............................................................................................................. 11 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE TARGET ENTITIES ... 11 4.01 Organization and Power ........................................................................................ 11 4.02 Subsidiaries ........................................................................................................... 11 4.03 Organization. ......................................................................................................... 11 4.04 Authorization; Valid and Binding Agreement; No Breach................................... 12 4.05 Solvency. ............................................................................................................... 13 4.06 Capitalization ........................................................................................................ 13 4.07 Financial Information............................................................................................ 14 4.08 Banking Information. ............................................................................................ 14 4.09 Corporate Records. ............................................................................................... 14 4.10 Receivables. .......................................................................................................... 14 4.11 Undisclosed Liabilities.......................................................................................... 14 4.12 Assets Used in the Business. ................................................................................. 15 4.13 Absence of Certain Developments........................................................................ 15 4.14 Real Property. ....................................................................................................... 15 4.15 Personal Property. ................................................................................................. 16

1381-5604-3275.29 4.16 Taxes. .................................................................................................................... 16 4.17 Contracts and Commitments ................................................................................. 19 4.18 Customers and Suppliers....................................................................................... 21 4.19 Intellectual Property. ............................................................................................. 21 4.20 Privacy. ................................................................................................................. 23 4.21 Litigation ............................................................................................................... 24 4.22 Employee Plans. .................................................................................................... 24 4.23 Insurance ............................................................................................................... 27 4.24 Compliance with Laws ......................................................................................... 27 4.25 Compliance with Anti-Money Laundering Laws. ................................................ 27 4.26 Compliance with Anti-Corruption Laws. ............................................................. 28 4.27 Compliance with Trade Control Laws. ................................................................. 28 4.28 Compliance with Competition Laws. ................................................................... 29 4.29 Environmental Compliance and Conditions ......................................................... 29 4.30 Affiliated Transactions.......................................................................................... 29 4.31 Employment and Labour Matters ......................................................................... 30 4.32 Brokerage .............................................................................................................. 32 4.33 Investment Canada Act ......................................................................................... 32 4.34 Reporting Status. ................................................................................................... 32 ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER AND PARENT GUARANTOR ............................................................................................................................. 32 5.01 Organization and Power ........................................................................................ 32 5.02 Authorization; Valid and Binding Agreement ...................................................... 32 5.03 No Breach ............................................................................................................. 32 5.04 Consents, etc ......................................................................................................... 32 5.05 Litigation ............................................................................................................... 33 5.06 Investment Representation .................................................................................... 33 5.07 Investment Canada Act. ........................................................................................ 33 5.08 Sufficiency of Funds; Financing ........................................................................... 33 5.09 Tax Matters ........................................................................................................... 33 5.10 Permitted Holder ................................................................................................... 33 5.11 Anti-Money Laundering Compliance and Sanctions. ........................................... 33 5.13 Brokerage .............................................................................................................. 34 ARTICLE VI CERTAIN PRE-CLOSING COVENANTS .......................................................... 34 6.01 Conduct of the Business........................................................................................ 34 6.02 Regulatory Filings ................................................................................................. 37 6.03 Consents & Notices............................................................................................... 38 6.04 Conditions ............................................................................................................. 38 6.05 Exclusive Dealing. ................................................................................................ 38 6.06 Access to Information. .......................................................................................... 38 6.07 Title Insurance Policies and Estoppel Certificates................................................ 39 6.08 Notice of Certain Matters...................................................................................... 40 6.09 Restrictive Covenants. .......................................................................................... 40 6.10 FMS Loan Agreement........................................................................................... 42

1381-5604-3275.29 ARTICLE VII NO SURVIVAL; INDEMNIFICATION ............................................................. 42 7.01 No Survival. .......................................................................................................... 42 7.02 Indemnity by the Sellers. ...................................................................................... 43 7.03 Claim Notice. ........................................................................................................ 43 7.04 Claim Procedure.................................................................................................... 43 7.05 Other Indemnity Limitations and Adjustments..................................................... 44 7.06 Compulsory Payments Prior to Settlement. .......................................................... 45 7.07 Tax Treatment of Indemnification Payments ....................................................... 46 ARTICLE VIII COVENANTS OF BUYER ................................................................................ 46 8.01 Access to Books and Records ............................................................................... 46 8.02 Director and Officer Liability and Indemnification .............................................. 46 8.03 Regulatory Filings and Required Consents........................................................... 48 8.04 Conditions ............................................................................................................. 50 8.05 Contact with Customers, Suppliers, and Other Business Relations ..................... 50 8.06 Privacy .................................................................................................................. 50 8.07 Names of Acquired Entities .................................................................................. 50 ARTICLE IX TERMINATION .................................................................................................... 51 9.01 Termination ........................................................................................................... 51 9.02 Effect of Termination ............................................................................................ 52 9.03 Termination Fee .................................................................................................... 52 ARTICLE X ADDITIONAL COVENANTS AND AGREEMENTS ......................................... 55 10.01 Exclusive Remedy; R&W Insurance Policy; etc .................................................. 55 10.02 Tax Matters ........................................................................................................... 57 ARTICLE XI DEFINITIONS....................................................................................................... 60 11.01 Definitions............................................................................................................. 60 11.02 Other Definitional Provisions ............................................................................... 77 ARTICLE XII MISCELLANEOUS ............................................................................................. 78 12.01 Press Releases and Communications .................................................................... 78 12.02 Expenses ............................................................................................................... 78 12.03 Knowledge Defined .............................................................................................. 78 12.04 Notices .................................................................................................................. 79 12.05 Assignment ........................................................................................................... 80 12.06 Severability ........................................................................................................... 80 12.07 No Strict Construction .......................................................................................... 80 12.08 Disclosure Schedules. ........................................................................................... 80 12.09 Amendment and Waiver ....................................................................................... 81 12.10 Complete Agreement ............................................................................................ 81 12.11 Counterparts .......................................................................................................... 81 12.12 Governing Law ..................................................................................................... 81 12.13 CONSENT TO JURISDICTION AND SERVICE OF PROCESS ...................... 81 12.14 No Third Party Beneficiaries ................................................................................ 82 12.15 Representation of the Sellers and their Affiliates ................................................. 82

1381-5604-3275.29 12.16 No Additional Representations; Disclaimer; Non-Recourse ................................ 84 12.17 Conflict Between Transaction Documents ........................................................... 86 12.18 No Set-Off. ............................................................................................................ 86 12.19 Specific Performance; Other Remedies ................................................................ 86 12.20 Consents ................................................................................................................ 87 12.21 Electronic Delivery ............................................................................................... 87 12.22 Deliveries .............................................................................................................. 87 12.23 No Partnership Created ......................................................................................... 87 12.24 Mutual Release...................................................................................................... 87 12.25 Guarantee of Buyer Obligations. .......................................................................... 88 Exhibits Exhibit A - Example Purchase Price Calculation Exhibit B - Example Indebtedness Calculation Exhibit C - Example Net Working Capital Calculation Exhibit D - Agreed Accounting Principles Exhibit E - R&W Insurance Policy

1381-5604-3275.29 EQUITY PURCHASE AGREEMENT This EQUITY PURCHASE AGREEMENT (this “Agreement”) is made as of July 2, 2024, by and among Borealis Infrastructure Corporation, a corporation incorporated under the federal laws of Canada (“Borealis”), BPC Health Trust (“BPC Trust”, and together with Borealis, the “Sellers”), LifeLabs Inc., a corporation incorporated under the federal laws of Canada (“LifeLabs”), BPC Lab Finance LP, an Ontario limited partnership (“BPC LP” and together with LifeLabs, the “Target Entities”), 1000923563 Ontario Inc., a corporation incorporated under the laws of Ontario (“Buyer”) and Quest Diagnostics Incorporated, a Delaware corporation (“Parent Guarantor”). Capitalized terms used and not otherwise defined herein have the meanings set forth in Section 11.01. WHEREAS, (a) Borealis owns all of the issued and outstanding common shares in the capital of LifeLabs (the “LifeLabs Shares”), (b) BPC Trust owns all of the issued and outstanding limited partnership interests in the capital of BPC LP (the “BPC LP Interests”, and together with the LifeLabs Shares, the “Purchased Interests”) and (c) LifeLabs owns all of the issued and outstanding general partnership interests in the capital of BPC LP (the “GP Interests”); WHEREAS, on the terms and subject to the conditions set forth in this Agreement, Buyer desires to purchase from the Sellers, and the Sellers desire to sell to Buyer, all of the Purchased Interests; WHEREAS, the respective boards of directors, managers, trustees or other governing bodies, as applicable, of the Sellers, the Target Entities, Buyer and Parent Guarantor have approved this Agreement and the transactions contemplated hereby, upon the terms and subject to the conditions set forth herein; and WHEREAS, Buyer is a wholly owned subsidiary of Parent Guarantor and Parent Guarantor wishes to (a) provide certain representations, warranties and covenants to the Sellers and (b) guarantee in favour of the Sellers certain payment and other obligations of Buyer in respect of the transactions contemplated hereby (as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time). Parent Guarantor considers it in its best interests to provide the guarantee in Section 12.25 as Parent Guarantor will derive substantial direct and indirect benefits from the transactions contemplated hereby. NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, conditions, and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I PURCHASE AND SALE 1.01 Purchase and Sale. (a) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Sellers will sell, assign, transfer and convey to Buyer, and Buyer will purchase and acquire from the Sellers, all of the Purchased Interests in exchange for the payment of the Estimated Purchase Price, less the aggregate amount of Seller Transaction Expenses, in cash to the Sellers. (b) The Purchase Price will be allocated among the Purchased Interests in accordance with the percentages set forth on Schedule 1.01(b). Buyer and the Sellers will not take any position for Tax purposes inconsistent with such allocation, unless required to do so by Law.

1381-5604-3275.29 2 1.02 Purchase Price. For purposes of this Agreement, the “Purchase Price” means an amount equal to: (i) $1,350,000,000, (ii) plus the amount of Cash, (iii) minus the amount of Indebtedness, (iv) minus the amount of Target Transaction Expenses, (v) plus the amount, if any, by which the Net Working Capital exceeds the Net Working Capital Target, and (vi) minus the amount, if any, by which the Net Working Capital is less than the Net Working Capital Target. For illustrative purposes, an example calculation of the Purchase Price is included in Exhibit A. 1.03 Estimated Closing Statement. (a) At least five Business Days prior to the Closing Date, the Sellers will deliver to Buyer: (i) an unaudited, combined balance sheet of the Acquired Entities as of the Effective Time (the “Estimated Closing Balance Sheet”) and (ii) a statement (the “Estimated Closing Statement”) setting out their good faith estimate of the amount of (A) Cash as of the Effective Time, (B) Indebtedness as of immediately prior to the Closing (“Estimated Indebtedness”), (C) Target Transaction Expenses as of immediately prior to the Closing (“Estimated Target Transaction Expenses”) and (D) Net Working Capital as of the Effective Time, together with their resulting calculation of the estimated Purchase Price (the “Estimated Purchase Price”). The Estimated Closing Statement will be prepared on a combined basis and in a manner consistent with the definitions of the terms Cash, Indebtedness, Target Transaction Expenses and Net Working Capital and with the Agreed Accounting Principles. (b) Following Sellers’ delivery of the Estimated Closing Balance Sheet and Estimated Closing Statement and until the Closing, the Sellers will, and will cause the Acquired Entities to, reasonably assist Buyer and its Representatives in the review of the Estimated Closing Balance Sheet and Estimated Closing Statement and provide Buyer and its Representatives with reasonable access to the books, records (including work papers, schedules, memoranda and other documents), supporting data and employees of the Acquired Entities and the Sellers who were involved in the preparation of the Estimated Closing Balance Sheet and Estimated Closing Statement for purposes of their review. The Sellers shall consider in good faith any reasonable comments delivered by Buyer at least three Business Days prior to the Closing Date in respect of such Estimated Closing Balance Sheet and Estimated Closing Statement; provided, if Buyer and the Sellers are unable to agree on any amendments to the Estimated Closing Balance Sheet or Estimated Closing Statement prior to the Closing, the Estimated Closing Balance Sheet and Estimated Closing Statement delivered by Sellers to Buyer shall not be amended. 1.04 Closing Payments. (a) At the Closing, Buyer will:

1381-5604-3275.29 3 (i) repay, or cause to be repaid, on behalf of and as an on-demand, non- interest-bearing advance to each applicable Acquired Entity, by wire transfer of immediately available funds, all amounts necessary to discharge fully the then outstanding balance of all Estimated Indebtedness set forth on Schedule 2.02(e)(v) (other than any Indebtedness under the FMS Loan Agreement), if any, effective prior to the Effective Time; (ii) repay, or cause to be repaid, on behalf of and as an on-demand, non- interest bearing advance to BPC LP, by wire transfer of immediately available funds to the administrative agent under the FMS Loan Agreement, all amounts necessary to discharge fully the then outstanding balance of all Estimated Indebtedness under the FMS Loan Agreement and other Loan Documents (as defined therein), effective prior to the Effective Time, unless (A) the administrative agent pursuant to the FMS Loan Agreement shall have acknowledged in writing that Buyer is a Permitted Holder (as defined in the FMS Loan Agreement) or consent to the transactions contemplated by this Agreement has been received pursuant to the FMS Loan Agreement, (B) the conditions set forth in Section 2.03(e)(i) have been satisfied and (C) Buyer elects, in its sole discretion, to maintain the FMS Loan Agreement and other Loan Documents; provided a written notification thereof has been delivered to the Sellers in accordance with Section 6.10(b); (iii) pay, or cause to be paid, by wire transfer of immediately available funds, to the account(s) designated by each Person to whom such Estimated Target Transaction Expenses are to be paid, on behalf of and as an on-demand, non-interest-bearing advance to each applicable Acquired Entity, all amounts necessary to discharge fully the then outstanding balance of all Estimated Target Transaction Expenses, effective prior to the Effective Time; (iv) pay, or cause to be paid, by wire transfer of immediately available funds, to the account(s) designated by each Person to whom such Seller Transaction Expenses are to be paid, on behalf of the Sellers, all amounts necessary to discharge the then outstanding balance of all Seller Transaction Expenses; and (v) pay, or cause to be paid, by wire transfer of immediately available funds, to the account(s) designated by the Sellers in writing to Buyer at least five (5) Business Days prior to the Closing Date, an amount equal to the Estimated Purchase Price less the Seller Transaction Expenses. 1.05 Final Closing Statement. (a) As promptly as possible, but in any event within 90 days after the Closing Date, Buyer will deliver to the Sellers: (i) an unaudited, combined balance sheet of the Acquired Entities as of the Effective Time (which will have been prepared with the assistance of Buyer’s or the Target Entities’ accountants) (the “Closing Balance Sheet”) and (ii) a statement (the “Closing Statement”) setting out Buyer’s calculation of (A) Cash as of the Effective Time, (B) Indebtedness as of immediately prior to the Closing, (C) Target Transaction Expenses as of immediately prior to the Closing and (D) Net Working Capital as of the Effective Time, together with its resulting calculation of the Purchase Price. The Closing Statement will be prepared on a combined basis and in a manner consistent with the definitions of the terms Cash, Indebtedness, Target Transaction Expenses and Net Working Capital and with the Agreed Accounting Principles. The Closing Statement will entirely disregard (1) any and all effects on the assets or liabilities of the Acquired Entities as a result of the transactions contemplated hereby or of any financing or refinancing

1381-5604-3275.29 4 arrangements entered into at any time by Buyer or any other transaction entered into by Buyer in connection with the consummation of the transactions contemplated hereby, and (2) any of the plans, transactions or changes which Buyer intends to initiate or make or cause to be initiated or made at or after the Closing with respect to the Acquired Entities or their business or assets, or any facts or circumstances that are unique or particular to Buyer or any of its assets or liabilities, other than the FMS L/C Assumption and Buyer acknowledges and agrees that, notwithstanding anything to the contrary contained herein, the amount of the FMS L/C will not be considered Indebtedness hereunder unless an Acquired Entity has actually drawn an amount therefrom prior to the Closing. (b) Following Buyer’s delivery of the Closing Balance Sheet and Closing Statement and until the Closing Statement is finalized pursuant to this Section 1.05(b), Buyer will, and will cause the Acquired Entities to, reasonably assist Sellers and their Representatives in the review of the Closing Balance Sheet and Closing Statement and provide Sellers and their Representatives with reasonable access to the books, records (including work papers, schedules, memoranda and other documents), supporting data and employees of the Acquired Entities and Buyer who were involved in the preparation of the Closing Statement and Closing Balance Sheet for purposes of their review. If the Sellers have any objections to the Closing Statement, the Sellers will deliver to Buyer a statement setting forth their objections thereto (an “Objections Statement”), which statement will identify in reasonable detail those items and amounts to which Sellers object (the “Disputed Items”), and the parties hereto shall be deemed to have agreed upon all other items and amounts contained in the Closing Statement which are not impacted by the Disputed Items. If an Objections Statement is not delivered to Buyer within 45 days after delivery of the Closing Statement, the Closing Statement as prepared by Buyer will be final, binding and non-appealable by the parties hereto; provided that, in the event Buyer or any Acquired Entity does not provide any papers or documents reasonably requested by the Sellers or any of their Representatives within five days of request therefor (or such shorter period as may remain in such 45-day period), such 45-day period will be extended by one day for each additional day required for Buyer or any Acquired Entity to fully respond to such request. The Sellers and Buyer will negotiate in good faith to resolve the Disputed Items, but if they do not reach a final resolution within 30 days after the delivery of the Objections Statement to Buyer, the Sellers and Buyer will submit any unresolved Disputed Items to the Toronto office of Grant Thornton LLP or, if such firm is unwilling or unable to serve, such other independent national accounting firm mutually agreeable to Buyer and the Sellers (the “Independent Accountant”); provided that the Independent Accountant will act as an expert and not as an arbitrator. In the event the parties hereto submit any unresolved Disputed Items to the Independent Accountant, each party hereto will submit a Closing Statement (which in the case of each such party may be a Closing Statement that, with respect to the unresolved Disputed Items (but not with respect to any other items), is different than (but not more favourable to the submitting party than) the Closing Statement initially submitted to the Sellers or the Objections Statement delivered to Buyer, as applicable) together with relevant supporting documentation and calculations, to the Independent Accountant within 10 days after the date on which such unresolved Disputed Items were submitted to the Independent Accountant for resolution (which Closing Statements and supporting documentation will be provided by the Independent Accountant to both Sellers and Buyer on the same date). The Sellers and Buyer will instruct the Independent Accountant to resolve such dispute as soon as practicable, but in any event within 20 Business Days after the date on which the Independent Accountant receives the Closing Statements prepared by the Sellers and Buyer. The Sellers and Buyer will not engage in any ex parte communication with the Independent Accountant. The Sellers and Buyer will instruct the Independent Accountant to base its resolution solely on the Closing Statement, the Objections Statement and supporting documentation and calculations submitted by the Sellers and Buyer and the terms of this Agreement, including the Agreed Accounting Principles. The Independent Accountant will not consider any negotiation or settlement offer. The submissions of the Sellers and Buyer to the

1381-5604-3275.29 5 Independent Accountant will be disclosed to the other parties hereto and each other such party will be afforded a reasonable opportunity to respond thereto. In resolving any Disputed Item, the Independent Accountant (i) will be bound by the principles set forth in this Section 1.05(b) and (ii) will not assign a value to any item greater than the greatest value for such item claimed by either the Sellers or Buyer or less than the smallest value for such item claimed by either the Sellers or Buyer. The Independent Accountant will resolve such dispute by delivering a statement setting forth its resolution of the Disputed Items, which resolution will be final, binding and-non appealable by the parties hereto, and judgment upon such Closing Statement may be entered in any court having jurisdiction over the party hereto against which the Independent Accountant’s determination is to be enforced. Each party hereto will bear its own costs and expenses in connection with the resolution of such dispute by the Independent Accountant. The costs and expenses of the Independent Accountant will be allocated based upon the percentage which the portion of the contested amount not awarded to each party hereto bears to the amount actually contested by such party in their respective Closing Statements. For example, if the Sellers submit a Closing Statement claiming $1,000, and if Buyer contests only $500 of the amount claimed by the Sellers, and if the Independent Accountant ultimately resolves the dispute by awarding the Sellers $300 of the $500 contested, then the costs and expenses of the Independent Accountant will be allocated 60% (i.e., 300/500) to Buyer and 40% (i.e., 200/500) to the Sellers. 1.06 Purchase Price Adjustments. (a) If the Purchase Price as finally determined pursuant to Section 1.05(b) (the “Final Purchase Price”) is greater than the Estimated Purchase Price (the amount of such difference, the “Payment Shortfall”), then, within five Business Days after determination of the Final Purchase Price, Buyer will pay to the Sellers, by wire transfer of immediately available funds to the account(s) designated by the Sellers in writing to Buyer, an amount equal to the Payment Shortfall. (b) If the Final Purchase Price is less than the Estimated Purchase Price (the amount of such difference, the “Payment Surplus”), then, within five Business Days after determination of the Final Purchase Price, the Sellers will pay to Buyer, by wire transfer of immediately available funds to the account(s) designated by Buyer in writing to the Sellers, an amount equal to the Payment Surplus. (c) If the Final Purchase Price is equal to the Estimated Purchase Price, then neither the Sellers nor Buyer shall be required to make any adjusting payment. (d) All payments required pursuant to Section 1.06(a) and Section 1.06(b) will be deemed to be adjustments for all purposes to the Purchase Price. (e) This Section 1.06 is not intended to be used to adjust for errors or omissions that may be found with respect to the Annual Financial Information, Interim Financial Information, the Closing Balance Sheet or any other balance sheet referenced in Section 4.07 or any inconsistencies between the Annual Financial Information, Interim Financial Information, the Closing Balance Sheet or any other balance sheet referenced in Section 4.07 and IFRS. 1.07 Settlement of Intercompany Balances. The Sellers shall, and shall procure that each of their respective Affiliates (other than an Acquired Entity) shall, settle by no later than the day prior to the Closing Date any net intercompany balances due to or from any Acquired Entity, on the one hand, and Sellers and any of their respective Affiliates (other than an Acquired Entity), on the other hand, as at the Effective Time, including the BPC Notes. The Sellers shall share their proposed settlement plans with Buyer at least 20 days prior to the Closing and implement any reasonable comments made by Buyer; provided the Sellers

1381-5604-3275.29 6 may elect to settle the BPC Notes in accordance with the steps set forth on Schedule 1.07 in lieu of providing such notice or affording Buyer an opportunity to comment. 1.08 The Closing. (a) The closing of the transactions contemplated by this Agreement (the “Closing”) will take place via electronic document exchange on the fourth Business Day following satisfaction of the conditions to the Closing set forth in Article II (other than those conditions that by their nature are to be satisfied at the Closing) (the “Scheduled Closing Date”) or such other date as Buyer and the Sellers may mutually agree in writing. (b) Notwithstanding the foregoing, if the Scheduled Closing Date would occur (i) on or after September 16, 2024, but on or prior to September 30, 2024 or (b) on or after December 16, 2024, but on or prior to January 1, 2025, then, in each case, the Closing Date will be the date that is the third Business Day following the Scheduled Closing Date; provided, however, that notwithstanding anything to the contrary in this Agreement (including the terms of Article IX), Buyer shall not be permitted to terminate this Agreement or any Related Document following the Scheduled Closing Date, other than in the event of a Seller’s intentional and material breach or violation of the terms of this Agreement, in each case, following the Scheduled Closing Date, which results in the failure of a condition set forth in Section 2.01 or 2.02 to be satisfied. (c) Except as otherwise set forth herein, all actions to be taken and all documents to be executed and delivered by any party hereto at the Closing will be deemed to have been taken and executed simultaneously. 1.09 No Withholding on Purchase Price. Buyer will pay the Purchase Price to the Sellers free and clear of any and all withholding or other Tax. 1.10 Consents. (a) LifeLabs (as the General Partner of BPC LP) hereby consents, for the purposes of the limited partnership agreement of BPC LP made as of November 3, 2006, to the transfer of the BPC LP Interests to Buyer at the Closing (b) Borealis (as the sole shareholder of LifeLabs) hereby consents, for the purposes of LifeLab’s articles of incorporation, to the transfer of the LifeLabs Shares to Buyer at the Closing. ARTICLE II CONDITIONS TO CLOSING 2.01 Conditions to All Parties’ Obligations. The obligations of the parties hereto to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions as of the Closing Date: (a) The Competition Act Approval will have been obtained; (b) The Investment Canada Act Approval will have been obtained; (c) During the Interim Period, no Governmental Entity shall have enacted, issued or promulgated any Law or Order which remains in effect on the Closing Date which has the effect

1381-5604-3275.29 7 of, nor shall any Legal Proceedings have been instituted by a Governmental Entity for the purposes of, (i) making any of the transactions contemplated by this Agreement illegal or (ii) otherwise prohibiting, preventing or restraining the consummation of any of the transactions contemplated by this Agreement; (d) The Required Consents will have been obtained; (e) The Sellers and Buyer will have received evidence in form and substance satisfactory to the Sellers and Buyer that the CIBC Credit Facility has been repaid in full and terminated; (f) This Agreement will not have been terminated in accordance with Section 9.01. 2.02 Conditions to Buyer’s Obligations. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions as of the Closing Date: (a) Each of (i) the Fundamental Representations (other than the Fundamental Representations set forth in Section 4.06(b)), will be true and correct (other than de minimis inaccuracies) as of the Closing Date as if made anew as of such date (and with the words “as of the date of this Agreement” in the introductory paragraph to each of Article III and Article IV being deemed to be deleted for the purposes of this Section 2.02(a)(i)), except to the extent any such representation and warranty expressly relates to an earlier date (in which case such representation and warranty will have been true and correct (other than de minimis inaccuracies) as of such earlier date); (ii) the Fundamental Representations set forth in Section 4.06(b) will be true and correct in all material respects as of the Closing Date as if made anew as of such date (and with the words “as of the date of this Agreement” in the introductory paragraph to each of Article III and Article IV being deemed to be deleted for the purposes of this Section 2.02(a)(ii)), except to the extent any such representation and warranty expressly relates to an earlier date (in which case such representation and warranty will have been true and correct in all material respects as of such earlier date); and (iii) the representations and warranties contained in Article III and Article IV (other than the Fundamental Representations) will be true and correct in all respects as of the Closing Date as if made anew as of such date (and with the reference to “as of the date of this Agreement” in the introduction to Article III and Article IV being deemed to be deleted for the purposes of this Section 2.02(a)(iii)), except, in the case of this clause (iii), (A) to the extent any such representation and warranty expressly relates to an earlier date (in which case such representation and warranty will have been true and correct in all respects as of such earlier date) or (B) where the failure of any such representation or warranty to be so true and correct in all respects would not, individually or in the aggregate, have a Material Adverse Effect (it being understood that for the purposes of such determination, all such representations and warranties that are qualified as to materiality, Material Adverse Effect or words or phrases of similar import or effect will be deemed to have been made without such qualification); (b) The Target Entities and the Sellers will have performed in all material respects all of the covenants and agreements required to be performed by them under this Agreement at or prior to the Closing; (c) During the Interim Period, there shall have been no Material Adverse Effect that has not been cured by Sellers on or prior to the Termination Date; (d) Sellers will have delivered to Buyer:

1381-5604-3275.29 8 (i) instruments of transfer for the Purchased Interests duly executed by the Sellers in blank; and (ii) the minute books of each Acquired Entity, solely to the extent not present at a Leased Real Property or Owned Real Property as of the Closing Date or in possession of the lenders pursuant to the FMS Loan Agreement. (e) The Sellers or the Target Entities, as applicable, will have delivered to Buyer each of the following: (i) a certificate of each Seller and each Target Entity, as applicable, executed by a duly authorized officer or director thereof, dated as of the Closing Date, stating that the preconditions specified in Section 2.02(a) and Section 2.02(b) as they relate such Seller or such Target Entity, as applicable, have been satisfied; (ii) a certificate of each Seller, executed by a duly authorized officer or director thereof, containing certified copies of all resolutions of the governing bodies of such Seller approving the entering into this Agreement and the Related Documents to which they are a party and the completion of the transactions contemplated by this Agreement; (iii) a written resignation and release duly executed by (A) each (1) OMERS D&O and (2) director or officer of an Acquired Entity as designated by Buyer at least five Business Days prior to the Closing Date; and (B) each Acquired Entity, in each case, providing for a mutual release of all claims between such Persons and the applicable Acquired Entity relating to such Person’s status as a director or officer during the period prior to the Closing and, in each case, in form and substance reasonably satisfactory to Buyer and the Sellers; (iv) evidence reasonably satisfactory to Buyer that all intercompany balances have been settled as described in Section 1.07; and (v) payoff letters with respect to the payoff amounts of the Indebtedness identified on Schedule 2.02(e)(v), if any. 2.03 Conditions to Sellers’ Obligations. The obligations of the Sellers to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions as of the Closing Date: (a) The representations and warranties set forth in Article V will be true and correct in all material respects as of the Closing Date as if made anew as of such date (and with the words “as of the date of this Agreement” in the introductory paragraph to Article V being deemed to be deleted for the purposes of this Section 2.03(a)), except to the extent any such representation and warranty expressly relates to an earlier date (in which case such representation and warranty will have been true and correct as of such earlier date); (b) Buyer will have performed in all material respects all of the covenants and agreements required to be performed by it under this Agreement at or prior to the Closing; (c) Buyer will have made all of the payments required to be made pursuant to Section 1.04;

1381-5604-3275.29 9 (d) OMERS Administration and its Affiliates shall have received a full and final release of any security or guarantee provided pursuant to the CIBC Credit Facility (including, for the avoidance of doubt, the OMERS Guarantee (as defined in the CIBC Credit Facility)); (e) (i) Buyer or an Affiliate thereof shall have assumed all guarantees and security granted by the Sellers pursuant to the FMS Loan Agreement and the Capital Markets Platform Master Trust Indenture (as defined in the FMS Loan Agreement), including, for certainty, assuming or otherwise replacing (the “FMS L/C Assumption”), in accordance with the terms of Section 8.1(cc) of the FMS Loan Agreement, the letter of credit delivered by an Affiliate of the Sellers in support of the debt service reserve obligations pursuant to such Section 8.1(cc) of the FMS Loan Agreement (the “FMS L/C”), and the Sellers shall have received a full and final release and discharge therefrom; or (ii) the FMS Loan Agreement shall have been repaid in full and terminated on the Closing Date; and (f) Buyer and Parent Guarantor, as applicable, will have delivered to the Sellers: (i) a certificate of each of Buyer and Parent Guarantor executed by a duly authorized officer thereof, dated as of the Closing Date, stating that the preconditions specified in Section 2.03(a) and Section 2.03(b) have been satisfied; and (ii) certificates of Buyer and Parent Guarantor, executed by a duly authorized officer or director thereof, containing certified copies of all resolutions of the board of directors of Buyer and Parent Guarantor approving the entering into this Agreement and the Related Documents to which they are a party and the completion of the transactions contemplated by this Agreement. 2.04 Waiver of Conditions. All conditions to the Closing will be deemed to have been satisfied or waived from and after the Closing. 2.05 Frustration of Closing Conditions. No party hereto may rely on the failure of any condition set forth in this Article II be satisfied if such party’s failure to act in compliance with the provisions of this Agreement has been a principal cause of the failure of the Closing to occur. ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLERS As a material inducement to Buyer’s entering into this Agreement and completing the Transaction and acknowledging that Buyer is entering into this Agreement in reliance upon the representations and warranties of the Sellers set out in this Article III, each Seller represents and warrants to Buyer as of the date of this Agreement as follows: 3.01 Organization and Power. Borealis is a corporation organized and subsisting under the federal laws of Canada. BPC Trust is a trust organized and subsisting under the laws of the Province of Ontario. Each Seller has the power and authority to enter into this Agreement, perform its obligations hereunder and to own and dispose of the Purchased Interests to Buyer. 3.02 Authorization; Valid and Binding Agreement. The execution, delivery, and performance of this Agreement by each Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of each Seller and, to the extent required, its shareholder(s) or trustee(s), and no other proceeding on the part of either Seller or, to the extent required,

1381-5604-3275.29 10 its shareholder(s) or trustee(s), is necessary to authorize the execution, delivery or performance of this Agreement. Assuming that this Agreement is a valid and binding obligation of Buyer and Parent Guarantor, this Agreement constitutes a valid and binding obligation of each Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies. 3.03 No Breach. Other than (i) any such breaches, defaults, violations, accelerations, terminations, modifications, cancellations, amendments or Liens that, individually or in the aggregate, would not have a material and adverse effect on the ability of either Seller to perform any of its obligations under this Agreement and (ii) any such authorizations, consents, approvals, exemptions or other actions (A) pursuant to the Consents & Notices or required under the Competition Act or the Investment Canada Act, (B) that may be required by reason of Buyer’s participation in the transactions contemplated hereby or (C) the failure of which to obtain would not, individually or in the aggregate, have a material adverse effect on the ability of either Seller to perform any of its obligations under this Agreement, the execution, delivery and performance of this Agreement by each Seller and the consummation of the transactions contemplated hereby do not conflict with or result in any breach of, constitute a default, breach or violation or an event that, with notice or lapse of time or both, would be a default, breach or violation of, result in the creation of any Lien upon the Purchased Interests, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel, cause any right or interest of the relevant Seller with respect to the Purchased Interests to come to an end or be amended in any way that is detrimental to the Business or entitle any other Person to terminate or amend any such right or interest or relieve any other Person of its obligations thereunder, or require any authorization, consent, approval, exemption, filing with or waiver from or other action by or notice to any Governmental Entity under: (a) any Law to which either Seller is subject or the provisions of either Seller’s certificate or articles of incorporation or bylaws or applicable operating agreement (or equivalent governing documents); or (b) the provisions of any Contract to which either Seller is bound. 3.04 Ownership. (a) Each Seller is the registered and beneficial owner of their respective Purchased Interests (as set forth on Schedule 3.04, which also sets out the authorized interests of LifeLabs) with good and marketable title thereto, free and clear of any and all Liens (other than restrictions on transfer arising under applicable securities Laws). (b) Other than pursuant to this Agreement, no Person has (or has any right capable of becoming), directly or indirectly, an option, warrant or other right or privilege to acquire any of the Purchased Interests. Neither Seller is a party to any shareholders’ agreement governing the affairs of any of the Acquired Entities or any voting Contract, voting trust, registration rights Contract, pooling arrangement or other similar Contract or arrangement in effect with respect to the ownership, voting or transfer of the Purchased Interests. 3.05 Solvency. Neither Seller is an insolvent Person under applicable Law or will so become as a result of the Closing, has made an assignment in favour of its creditors or a proposal in bankruptcy to its creditors or any class thereof or has had any petition for a receiving order presented in respect of it. Neither Seller has initiated Legal Proceedings with respect to a compromise or arrangement with its creditors or for its winding up, liquidation or dissolution. No receiver has been appointed in respect of either Seller or any of its properties or assets and no execution or distress has been levied upon any of their properties or assets.

1381-5604-3275.29 11 No Legal Proceedings have been taken or authorized by either Seller, nor have any bona fide Legal Proceedings been taken or authorized against either Seller by any other Person, in connection with the dissolution, liquidation, winding up, bankruptcy or insolvency (or with respect to any amalgamation, merger, consolidation, arrangement or reorganization in connection therewith) of such Seller and, to the knowledge of such Seller, no such Legal Proceedings have been threatened by any other Person. 3.06 Litigation. There are no Legal Proceedings pending or, to the knowledge of the Sellers, threatened, against or affecting either Seller or affecting the title of the relevant Seller to the Purchased Interests, or before or by any Governmental Entity, that, if determined or resolved adversely to a Seller, would adversely affect such Seller’s ability to perform its obligations hereunder or to consummate the transactions contemplated by this Agreement. To the knowledge of the Sellers, there are no grounds on which any such Legal Proceeding could reasonably be expected to be commenced and there is no Order outstanding against or affecting either Seller which adversely affects or could reasonably be expected to adversely affect the ability of either Seller to enter into this Agreement or to perform its material obligations hereunder. 3.07 Residence. Each Seller is not a non-resident of Canada for purposes of the Tax Act. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE TARGET ENTITIES As a material inducement to Buyer’s entering into this Agreement and completing the Transaction and acknowledging that Buyer is entering into this Agreement in reliance upon the representations and warranties of the Target Entities set out in this Article IV, each of the Target Entities represents and warrants to Buyer as of the date of this Agreement as follows: 4.01 Organization and Power. LifeLabs is a corporation duly organized, validly existing and in good standing under the federal laws of Canada. BPC LP is a limited partnership duly organized, validly existing, and in good standing under the laws of the Province of Ontario. Each Target Entity has full corporate or other legal entity power and authority and all authorizations, licenses, and permits necessary to own and operate its properties and to carry on its businesses as now conducted in all material respects. Each Target Entity is qualified to do business in every jurisdiction in which its ownership of property or the conduct of business as now conducted requires it to qualify, except where the failure to be so qualified would not be material to such Target Entity. 4.02 Subsidiaries. Except as set forth on Schedule 4.06(b), no Acquired Entity owns or holds the right to acquire any shares, partnership interest, joint venture interest or other equity ownership interest in any other Person. Each of the Target Entities’ Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, has all requisite corporate or other legal entity power and authority and all authorizations, licenses and permits necessary to own its properties and to carry on its businesses as now conducted in all material respects and is qualified to do business in every jurisdiction in which its ownership of property or the conduct of business as now conducted requires it to qualify, except in each such case where the failure to hold such authorizations, licenses and permits or to be so qualified would not be material to the Acquired Entities, taken as a whole. 4.03 Organization. Except as set forth on Schedule 4.03, there are no shareholders’ agreements governing the affairs of any Subsidiary of either of the Target Entities or any voting Contract, voting trust, registration rights Contract, pooling arrangements or other similar Contract or arrangement in effect with respect to the ownership, voting or transfer of any interests in any Subsidiary of either of the Target Entities. No Acquired Entity has conducted the Business under any name other than its current corporate name.

1381-5604-3275.29 12 Schedule 4.03 sets out the name and jurisdiction of incorporation and the directors and officers of each Acquired Entity. 4.04 Authorization; Valid and Binding Agreement; No Breach. (a) The execution, delivery and performance of this Agreement by the Target Entities and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of each Target Entity, and no other proceedings on either Target Entity’s or their respective shareholders’ or partners’ part are necessary to authorize the execution, delivery or performance of this Agreement. Assuming that this Agreement is a valid and binding obligation of Buyer and Parent Guarantor, this Agreement constitutes a valid and binding obligation of each Target Entity, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or moratorium Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies. (b) Except as set forth on Schedule 4.04(b), and other than (i) any such breaches, defaults, violations, accelerations, terminations, modifications, cancellations, amendments or rights that would not be material to the Acquired Entities, taken as a whole, and (ii) any such authorizations, consents, approvals, exemptions or other actions (A) pursuant to the Consents & Notices or required under the Competition Act or the Investment Canada Act, (B) that may be required by reason of Buyer’s participation in the transactions contemplated hereby or (C) the failure of which to obtain would not be material to the Acquired Entities, taken as a whole, the execution, delivery and performance of this Agreement by each Target Entity and the consummation of the transactions contemplated hereby do not conflict with or result in any breach of, constitute a default, breach or violation or an event that, with notice or lapse of time or both, would be a default, breach or violation of, result in the creation of any Lien upon the Purchased Interests or any assets of any Acquired Entity, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel, cause any right or interest with respect to the Purchased Interests to come to an end or be amended in any way that is detrimental to the Business or entitle any other Person to terminate or amend any such right or interest or relieve any other Person of its obligations thereunder, or require any authorization, consent, approval, exemption, filing with or waiver from or other action by or notice to any Governmental Entity under: (i) any Law which such Acquired Entity is subject; (ii) the provisions of such Acquired Entity’s certificate or articles of incorporation or bylaws or applicable operating agreement (or equivalent governing documents); or (iii) any Material Contract, Lease or License to which such Acquired Entity is bound. (c) To the knowledge of the Target Entities, other than (i) any such breaches, defaults, violations, accelerations, terminations, modifications, cancellations, amendments or rights that would not be material to the Acquired Entities and the Non-Controlled Entities, taken as a whole, and (ii) any such authorizations, consents, approvals, exemptions or other actions (A) pursuant to the Consents & Notices or required under the Competition Act or the Investment Canada Act, (B) that may be required by reason of Buyer’s participation in the transactions contemplated hereby or (C) the failure of which to obtain would not be material to the Acquired Entities and the Non- Controlled Entities, taken as a whole, the execution, delivery and performance of this Agreement

1381-5604-3275.29 13 by each Target Entity and the consummation of the transactions contemplated hereby do not conflict with or result in any breach of, constitute a default, breach or violation or an event that, with notice or lapse of time or both, would be a default, breach or violation of, result in the creation of any Lien upon the Purchased Interests or any assets of any Non-Controlled Entity, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel, cause any right or interest with respect to the Purchased Interests to come to an end or be amended in any way that is detrimental to the Business or entitle any other Person to terminate or amend any such right or interest or relieve any other Person of its obligations thereunder, or require any authorization, consent, approval, exemption, filing with or waiver from or other action by or notice to any Governmental Entity under: (i) any Law which such Non-Controlled Entity is subject; (ii) the provisions of such Non-Controlled Entity’s certificate or articles of incorporation or bylaws or applicable operating agreement (or equivalent governing documents); or (iii) any Contract to which such Non-Controlled Entity is bound. 4.05 Solvency. No Acquired Entity is an insolvent Person under applicable Law or will so become as a result of the Closing, has made an assignment in favour of its creditors or a proposal in bankruptcy to its creditors or any class thereof or has had any petition for a receiving order presented in respect of it. No Acquired Entity has initiated Legal Proceedings with respect to a compromise or arrangement with its creditors or for its winding up, liquidation or dissolution. No receiver has been appointed in respect of any Acquired Entity or any of its properties or assets and no execution or distress has been levied upon any of its properties or assets. No Legal Proceedings have been taken or authorized by any Acquired Entity, nor have any bona fide Legal Proceedings been taken or authorized against any Acquired Entity by any other Person, in connection with the dissolution, liquidation, winding up, bankruptcy or insolvency (or with respect to any amalgamation, merger, consolidation, arrangement or reorganization in connection therewith) of such Acquired Entity and, to the knowledge of the Target Entities, no such Legal Proceedings have been threatened by any other Person. 4.06 Capitalization. (a) The LifeLabs Shares constitute all of the issued and outstanding share capital of LifeLabs and the BPC LP Interests and GP Interests constitute all of the issued and outstanding limited partnership and general partner interests, respectively, of BPC LP. LifeLabs is the registered owner of all of the GP Interests. Except for the Purchased Interests and the GP Interests, there are no outstanding shares, partnership interests or other equity interests or voting securities of either Target Entity. The Purchased Interests, the GP Interests, all shares, partnership interests or other equity ownership interests in each Acquired Entity have been duly authorized, are validly issued in compliance with Law and, in the case of the shares issued and outstanding in any Acquired Entity that is a corporation, are fully paid and non-assessable. Except as set forth on Schedules 3.04 and 4.06(b), there are no (i) securities convertible or exchangeable into shares, partnership interests or other equity interests or voting securities of any Acquired Entity, (ii) options, warrants, purchase rights, subscription rights, pre-emptive rights, conversion rights, exchange rights, calls, commitments, puts, rights of first refusal, plans or other Contracts that require any Acquired Entity to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem shares, partnership interests or other equity interests or voting securities of any Acquired Entity or (iii) stock appreciation, phantom stock, profit participation or similar rights with respect to any Acquired Entity.

1381-5604-3275.29 14 (b) Except as set forth on Schedule 4.06(b) (which sets out the authorized (to the extent a corporation), issued and outstanding interests in each Acquired Entity that is not a Target Entity), there are no outstanding shares, partnership interests or other equity interests or voting securities of any Acquired Entity that is not a Target Entity. (c) All shares, partnership interests or other equity interests or voting securities held by any Acquired Entity in a Non-Controlled Entity have been duly authorized, are validly issued in compliance with Law and, in the case of the shares issued and outstanding in the Non-Controlled Entities held by an Acquired Entity, are fully paid and non-assessable. Schedule 4.06(c) sets out the issued and outstanding interests of each Non-Controlled Entity held by an Acquired Entity. 4.07 Financial Information. Schedule 4.07 sets forth the Annual Financial Information and the Interim Financial Information. Except as set forth on Schedule 4.07, the Annual Financial Information and the Interim Financial Information: (a) present fairly, in all material respects, the accrued liabilities, revenues, earnings, combined financial position and combined results of operations of the Acquired Entities (taken as a whole) as of the times and for the periods referred to therein in accordance with IFRS, consistently applied; provided the Interim Financial Information is subject to normal year-end adjustments and the absence of notes thereto (which, in each case, are not material to the Acquired Entities, taken as a whole) and applicable disclosures required by IFRS; and (b) is accurate and complete in all material respects and is based upon and is consistent in all material respects with the Books and Records. 4.08 Banking Information. Schedule 4.08 sets forth the name and location (including municipal address) of each bank, trust company or other institution in which any Acquired Entity has a material account (excluding any patient service center accounts), and the name of each Person authorized to draw thereon. 4.09 Corporate Records. The minute books of each Acquired Entity, all of which have been made available to Buyer, have been maintained in all material respects in accordance with applicable Laws and contain true, correct and complete copies of its constating documents. The register of shareholders, register of transfers and register of directors and officers of each Acquired Entity that is a corporation are materially complete and accurate. 4.10 Receivables. The Receivables of each Acquired Entity arising after the Interim Financial Date: (a) have arisen from bona fide transactions entered into by the Acquired Entity involving the sale of goods or the rendering of services in the Ordinary Course of Business; and (b) to the knowledge of the Target Entities, constitute only valid, undisputed claims of the Acquired Entity not subject to claims of set- off or other defences or counter-claims, other than normal cash discounts accrued in the Ordinary Course of Business in accordance with IFRS. All reserves for bad debts taken by an Acquired Entity with respect to such Receivables have been determined in accordance with IFRS, consistently applied, subject to normal year-end adjustments and the absence of disclosures normally made in notes to financial statements, and reflected in the accounting records of such Acquired Entity. 4.11 Undisclosed Liabilities. No Acquired Entity has any liability (which includes Indebtedness), whether known or unknown, liquidated or unliquidated, due or to become due and whether absolute, accrued, contingent or otherwise, of the type required by IFRS to be accrued, reserved for or disclosed in financial statements, other than: (a) liabilities reflected or reserved for in the Annual Financial Information (or disclosed in the notes thereto) or the Interim Financial Information; (b) current liabilities of the type forming part of Net Working Capital that have arisen since the Interim Financial Date in the Ordinary Course of Business and (c) arising under or pursuant to this Agreement, any Related Document or the transactions contemplated hereby or thereby (including any Target Transaction Expenses).

1381-5604-3275.29 15 4.12 Assets Used in the Business. An Acquired Entity owns good and marketable title to, or holds pursuant to a valid and enforceable Lease, all of the material assets shown to be owned or leased by the Acquired Entities in the Annual Financial Information free and clear of any and all Liens, except for Permitted Liens, except for assets disposed of by an Acquired Entity in the Ordinary Course of Business since the Annual Financial Date. Other than in respect of any consents set out on Schedule 6.03(ii) not obtained prior to the Closing Date, such assets are sufficient to permit the continued operation of businesses of the Acquired Entities immediately following the Closing in substantially the same manner as it was conducted immediately prior to the Closing and during the year ended December 31, 2023. The items of tangible Personal Property are in good operating condition and repair (ordinary wear and tear excepted), and are suitable and adequate for the uses for which they are being put, and none of such items of tangible Personal Property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost or maintenance or repairs that are consistent with the Approved Budget. No Person has any Contract, pre-emptive right, option or other right or privilege for the purchase of any of the Acquired Entities’ assets, except in the Ordinary Course of Business. 4.13 Absence of Certain Developments. Since the Annual Financial Date through the date hereof, there has not been any Material Adverse Effect. Except as set forth on Schedule 4.13 and except as expressly contemplated by this Agreement, since the Interim Financial Date the business of the Acquired Entities has been conducted in the Ordinary Course of Business in all material respects, and none of the Acquired Entities has taken any action which would result in a breach of Section 6.01 if taken after the date hereof. 4.14 Real Property. (a) The list of Leases described on Schedule 4.14(a) constitutes a true, complete and correct list of all of the real property Leases entered into by the Acquired Entities or by which any of them are bound, as of the date of this Agreement (the “Leased Real Property”). Except as set forth on Schedule 4.14(a): (i) the Leases of Leased Real Property are legal, valid, binding, enforceable against the relevant Acquired Entity and in full force and effect, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies; (ii) there are no existing material disputes between an Acquired Entity and any landlord under any Lease of Leased Real Property; (iii) to the knowledge of the Target Entities: (A) no other party to any Lease of Leased Real Property is in material breach or default under such Lease that has not been cured; and (B) no event has occurred or circumstance exists that, with the delivery of notice, the passage of time or both, would constitute such a material breach or default; (iv) none of the applicable Acquired Entities has subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof which sublease, license or grant remains in effect; (v) except as otherwise disclosed to Buyer, and except as provided in any of such Leases, none of the Leased Real Property, or any interest therein, is collaterally assigned or subject to a security interest (other than a Permitted Lien); and (vi) an Acquired Entity holds a good and valid leasehold interest to the property demised by such Lease, subject only to Permitted Liens and to proper authorization and execution of such Lease by the other party and the application of bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies. The Target Entities have delivered or made available to Buyer copies of each of the Leases described on Schedule 4.14(a), and none of such Leases has been modified in any material respect, except to the extent that such modifications are disclosed by the copies delivered or made available to Buyer.

1381-5604-3275.29 16 (b) Schedule 4.14(b) sets forth a true, complete and correct list, including the municipal address, of all land (together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto) owned by the Acquired Entities (collectively, the “Owned Real Property”). One of the Acquired Entities has good, valid and marketable fee simple title to each parcel of Owned Real Property, free and clear of all Liens, except Permitted Liens. With respect to the Owned Real Property: (i) except as disclosed to Buyer, none of the Acquired Entities has leased or otherwise granted to any Person the right to use or occupy such Owned Real Property or any portion thereof pursuant to a Lease or grant that remains in effect; (ii) there are no outstanding options, rights of first offer or rights of first refusal to purchase such Owned Real Property or any portion thereof or interest therein; and (iii) to the knowledge of the Target Entities, the buildings on the Owned Real Property are in the operating condition adequate for the operation of the business of the Acquired Entities as currently conducted; and (iv) to the knowledge of the Target Entities, all Owned Real Property is compliant with all zoning regulations and municipal by-laws in all material respects. (c) No Acquired Entity has received written notice from any Governmental Entity regarding pending or threatened condemnation or expropriation proceedings affecting or relating to any material portion of any Owned Real Property. To the knowledge of the Target Entities: (i) no event has occurred or circumstance exists that, with the delivery of notice, the passage of time or both, would constitute a material breach or default by the applicable Acquired Entity under a Lease of Leased Real Property; and (ii) no Acquired Entity is in material breach or default under any Permitted Lien in respect of any Owned Real Property which remains uncured. 4.15 Personal Property. No Personal Property owned by any Acquired Entity is in the possession of a third party and no Acquired Entity has any assets on consignment. Each Personal Property Lease is in full force and effect and has not been amended, and the relevant Acquired Entity is entitled to the full benefit and advantage of each Personal Property Lease in accordance with its terms. Each Personal Property Lease is in good standing and there has not been any default by the applicable Acquired Entity or, to the knowledge of the Target Entities, any other party under any Personal Property Lease nor any dispute between the relevant Acquired Entity and any other Person relating to any Personal Property Lease, except in the Ordinary Course of Business. 4.16 Taxes. Except as disclosed in Schedule 4.16: (a) Each Acquired Entity has paid all material Taxes, including with respect to the Owned Real Property and the Leased Real Property, which are due and payable prior to the Closing Date within the time required by Law, including instalments or prepayments of Taxes which are required to have been paid to any Governmental Entity. (b) Each Acquired Entity has filed or caused to be filed with the appropriate Governmental Entity, within the times and in the manner prescribed by Law, all Tax Returns which are required to be filed by or with respect to it, including any elections and designations required by or referred to in any such Tax Returns, which were required to be filed by it with any Governmental Entity prior to the date hereof. All such Tax Returns are correct and complete in all material respects, and no material fact has been omitted therefrom. No extension of time in which to file any such Tax Returns is in effect. (c) No Acquired Entity has been required to file Tax Returns or pay any Taxes to any Governmental Entity in any jurisdiction where it does not currently do so, and no Governmental Entity has asserted that any Acquired Entity is required to file Tax Returns or pay any Taxes in any jurisdiction where it does not do so.

1381-5604-3275.29 17 (d) Each Acquired Entity that is a partnership is, and has been at all times since its formation, a “Canadian partnership” within the meaning of the Tax Act. (e) Each Acquired Entity that is a corporation is, and has been at all times since its incorporation, a “taxable Canadian corporation” within the meaning of the Tax Act. (f) No assessments or reassessments of the Taxes of any of the Acquired Entities are currently the subject of an objection or appeal, no audit by any Governmental Entity of any Acquired Entity is currently ongoing and there are no outstanding issues which have been raised and communicated to any Acquired Entity in writing by any Governmental Entity. None of the Acquired Entities has executed or filed with any Governmental Entity any agreement or waiver extending the period for assessment, reassessment or collection of any Taxes. (g) Each Acquired Entity has withheld from each payment made to any Person, including any Employees, former employees, officers and directors, and all Persons who are or are deemed to be non-residents of Canada for purposes of the Tax Act, all amounts required by applicable Law to be withheld, and has remitted such withheld amounts within the prescribed periods to the appropriate Governmental Entity. Each Acquired Entity has remitted all Canada Pension Plan contributions, provincial pension plan contributions, employment insurance premiums, employer health taxes and other Taxes payable or required to be withheld and remitted by it in respect of the employees to the appropriate Governmental Entity within the time required under applicable Law. (h) No Acquired Entity is bound by any tax sharing, tax indemnity or similar agreement in favour of any Person with respect to material Taxes (including any advance pricing agreement or other similar agreement relating to Taxes with any Governmental Entity), other than any commercial agreement a primary purpose of which is not the sharing or allocation of, or indemnity for, any Tax. (i) There are no circumstances existing which could result in the application to any Acquired Entity of sections 15, 17, or any of sections 78 to 80.04 of the Tax Act or any analogous provision of any comparable Law of any province or territory of Canada. (j) The adjusted cost base (as such term is defined in the Tax Act) of BPC Lab Finance LP in respect of the CML Notes is equal to or greater than the outstanding principal amount of such CML Notes. To the knowledge of the Target Entities, the adjusted cost base (as such term is defined in the Tax Act) of the creditor Acquired Entity in respect of each intercompany debt other than the CML Notes (excluding intercompany debt arising in the ordinary course of business) is equal to or greater than the outstanding principal amount of such debt. (k) No Acquired Entity has ever (i) disposed of any property to a Person that is exempt from Tax under Part I of the Tax Act and with which it was not dealing at arm’s length (for the purposes of the Tax Act) (an “Exempt NAL Person”) for proceeds less than the fair market value thereof at the time the Acquired Entity so disposed of it, or (ii) acquired any property or services from an Exempt NAL Person for an amount in excess of the fair market value thereof at the time of acquisition. (l) For all transactions between each Acquired Entity and any non-resident Person with whom the particular Acquired Entity was not dealing at arm’s length for the purposes of the Tax Act, the Acquired Entity has made or obtained records or documents that meet the requirements

1381-5604-3275.29 18 of paragraphs 247(4)(a) to (c) of the Tax Act (or any equivalent provision of the legislation of any province or any other jurisdiction). (m) No Acquired Entity has acquired property from a Person not dealing at arm’s length (for purposes of the Tax Act) with it in circumstances that would result in such Acquired Entity becoming liable to pay Taxes of such Person under subsection 160(1) or section 159 of the Tax Act or any analogous provision of any comparable Law of any province or territory of Canada. (n) Each Acquired Entity has charged, collected, and remitted on a timely basis all material Taxes as required under Law on any sale, supply or delivery made by it. (o) All input tax credits or refunds claimed by each Acquired Entity pursuant to the Excise Tax Act (Canada) and any comparable Law of any province or territory in Canada, have been proper, correctly calculated and documented as required by Law. (p) Since June 20, 2023 no Acquired Entity has engaged in any transaction that is a “reportable transaction” as defined in subsection 237.3(1) of the Tax Act or a “notifiable transaction” as defined in subsection 237.4(1) of the Tax Act (each, an “MDR Transaction”), or entered into a transaction that is, to the knowledge of the Target Entities, part of a series of transactions or events that includes an MDR Transaction regardless of whether the MDR Transaction occurred before or after June 20, 2023. (q) There is no income of any Acquired Entity that will be required under applicable Tax Law to be reported by Buyer or any of its Affiliates in a Post-Closing Tax Period which taxable income was realized in a Pre-Closing Tax Period, other than in respect of reserves taken in the ordinary course of business or in respect of income allocated from a partnership of which an Acquired Entity is a member, but which is not itself an Acquired Entity; unless the Year-End Request is denied in respect of an Acquired Entity, in which case, income of such Acquired Entity will be allocated to its partners in accordance with section 96 of the Tax Act and Section 10.02(g) hereof. (r) Schedule 4.16(r) accurately sets forth, after taking into account the amended Tax Returns contemplated by Schedule 4.16(b), for purposes of the Tax Act, the following: (i) all unutilized non-capital losses of each Acquired Entity; (ii) the undepreciated capital cost of each class of depreciable property of each Acquired Entity (together with the immediately preceding clause (i), the “Pre-Closing Tax Attributes”); in each case as of the date of the most recently completed taxation year or fiscal period for which such Acquired Entity has filed a Canadian federal income tax return. (s) The Estimated Closing Balance Sheet and Closing Balance Sheet adequately provide for all unpaid and accrued Taxes of each Acquired Entity (which shall be calculated on the basis that no Pre-Closing Tax Attributes of any Acquired Entity will be applied to reduce such Taxes payable, except Pre-Closing NCL Attributes in accordance with Section 10.02(d)) in respect of all periods up to and including the period to which each of the Estimated Closing Balance Sheet and Closing Balance Sheet relate.

1381-5604-3275.29 19 Notwithstanding any other provision of this Agreement (including any other provision of this Section 4.16), Section 3.07 and this Section 4.16 constitute the sole representations and warranties of the Sellers relating to Taxes. 4.17 Contracts and Commitments. (a) Except as set forth on Schedule 4.17(a) and excluding any Contract relating to any Employee Plan or Lease of real property, no Acquired Entity is party to any written: (i) Collective Agreement; (ii) Contract for the employment or engagement of any officer, individual Employee or other natural person on a full-time or consulting basis providing for base salary in excess of $250,000 per annum or in respect of any Person who is a member of the executive leadership team of the Acquired Entities; (iii) Contract or indenture relating to the borrowing of money or to mortgaging, pledging or otherwise placing a Lien on any material portion of any Acquired Entity’s assets; (iv) Contract that is a mortgage, guarantee, indemnification, assumption, endorsement, loan or credit agreement, security agreement or other Contract relating to the obligations or liabilities (including indebtedness for borrowed money) of any other Person; (v) Contract that provides for the indemnification by an Acquired Entity of any Person or the assumption of any Tax, environmental or other liability of any Person, other than Contracts for which such indemnification or assumption are entered into the Ordinary Course of Business or for which such indemnification or assumption is not the primary purpose of the Contract; (vi) Lease or Contract under which it is lessee of, or holds or operates any property (other than real property) owned by any other party, for which the annual rental exceeds $500,000; (vii) Lease or Contract under which it is lessor of, or permits any third party to hold or operate, any property (other than real property) for which the annual rental exceeds $500,000; (viii) Contract or group of related Contracts with the same party for the purchase by any Acquired Entity of products or services, under which aggregate payments made by the Acquired Entities were in excess of $10,000,000 for the 12-month period ending December 31, 2023 (other than purchase orders entered into in the Ordinary Course of Business); (ix) Contract or group of related Contracts with the same party for the sale by any Acquired Entity of products or services, under which aggregate payments received by the Acquired Entities were in excess of $10,000,000 for the 12-month period ending December 31, 2023 (other than purchase orders entered into in the Ordinary Course of Business);

1381-5604-3275.29 20 (x) Contract that requires an Acquired Entity to purchase its total requirements of any product or service exclusively from a third party or that contain “take or pay” provisions, in each case, under which the aggregate payments made by the Acquired Entities were in excess of $1,000,000 for the 12-month period ending December 31, 2023; (xi) Contract that relates to the acquisition or disposition of any business, a material amount of shares or assets (whether by amalgamation, merger, share transaction or sale of assets or otherwise) during the past five years, other than in the Ordinary Course of Business in the case of acquisitions and dispositions of assets; (xii) Contract that relates to the acquisition or disposition of any real property during the past five years; (xiii) Contract that is a third-party broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, market research or marketing consulting Contract; (xiv) Contract with any Governmental Entity; (xv) Contract that limits or purport to limits the ability of the Acquired Entities (A) to solicit or hire any Person with respect to employment in circumstances in which general recruitment practices do not constitute an exception to such obligation not to solicit or hire or (B) to compete in any line of business or with any Person or in any geographic area or during any period of time; (xvi) Contract whose terms purport to bind any Person with a direct or indirect interest in the Purchased Interests (or any Affiliate of such Person), including any Contract in respect of which pricing or other terms apply to the Acquired Entity which is a party to such Contract and its Affiliates; (xvii) Contract that is a shareholders’ agreement governing the affairs of any of the Acquired Entities or, to the knowledge of the Target Entities, any of the Non-Controlled Entities or any voting Contract, voting trust, registration rights Contract, pooling arrangement or other similar Contract or arrangement in effect with respect to the ownership, voting or transfer of the Purchased Interests or any interest in any of the Acquired Entities or, to the knowledge of the Target Entities, any of the Non-Controlled Entities; or (xviii) Contract that is a partnership, joint venture, strategic alliance, cooperation, risk-sharing or other similar arrangement entered into by or binding on any Acquired Entity or, to the knowledge of the Target Entities, any Non-Controlled Entity. (b) Buyer has been given access to a true and correct copy of all written Contracts that are referred to on Schedule 4.17(a), together with all material amendments, waivers or other changes thereto. (c) (i) No Acquired Entity is in material default or violation (or which with or without notice, lapse of time or both, could reasonably be expected to, individually or in the aggregate, result in a default or violation) under any Contract listed on Schedule 4.17(a) (each, a “Material Contract”, and, collectively, the “Material Contracts”) and (ii) (A) each Material Contract (other than a Material Contract that will terminate or expire by its terms prior to the Closing) is in full

1381-5604-3275.29 21 force and effect, unamended by written or oral agreement, constitutes the valid and binding obligation of the Acquired Entity that is a party thereto and, to the knowledge of the Target Entities, the other parties thereto, and (B) there has not occurred any event which, with the lapse of time or giving of notice or both, would constitute a default under any Material Contract by any Acquired Entity or, to the knowledge of the Target Entities, the other party to each of the Material Contracts. The relevant Acquired Entity has not provided notice to, or received written notice from, any party to a Material Contract of an intention to (i) cancel, terminate, renegotiate or materially change the scope of rights or obligations under any Material Contract; (ii) materially reduce or alter such party’s usage of the services or products of the Acquired Entities; (iii) materially reduce the frequency or volume of purchase orders (or similar documents) submitted to the relevant Acquired Entity; (iv) fail or refuse to renew any Material Contract in violation of the terms thereof; or (v) file for bankruptcy or voluntarily or involuntarily enter into insolvency Legal Proceedings under any Law. 4.18 Customers and Suppliers. Schedule 4.18 lists the Acquired Entities’ 10 largest customers (by revenue) and 10 largest suppliers (by spend) for the year ending December 31, 2023 and the aggregate amount of revenue received from such customers and payments made to such suppliers during such period. None of such customers and suppliers has provided written notice to an Acquired Entity nor, to the knowledge of the Target Entities, has any such customer or supplier threatened, to cease doing business with the relevant Acquired Entity or to modify or change in any material manner any existing arrangement with the relevant Acquired Entity for the purchase or supply of any products or services. None of such customers or suppliers has provided written notice to an Acquired Entity that it is threatened or, to the knowledge of the Target Entities, is any such customer or supplier threatened, with bankruptcy or insolvency. 4.19 Intellectual Property. (a) All of the registered or applied for Owned Intellectual Property (collectively, “Registered Intellectual Property”) and material unregistered Owned Intellectual Property are set forth on Schedule 4.19(a), and no other Intellectual Property is purported to be owned. One of the Acquired Entities owns and possesses all right, title, and interest in and to each item of Registered Intellectual Property, free and clear of all Liens other than Permitted Liens, and an Acquired Entity owns, free and clear of all Liens other than Permitted Liens, or has a license or other right to use, all other Intellectual Property used in the conduct of the business of the Acquired Entities. (b) The Owned Intellectual Property is valid and the rights of the Acquired Entities in the Owned Intellectual Property are enforceable. The Acquired Entities have the exclusive and unfettered right to use the Owned Intellectual Property. (c) Except as set forth on Schedule 4.19(c), (i) no Acquired Entity is currently infringing, misappropriating or otherwise violating, or has in the six years prior to the date hereof infringed, misappropriated or otherwise violated, the Intellectual Property rights of any other Person, (ii) to the knowledge of the Target Entities, no Person is currently infringing, misappropriating or otherwise violating, or has in the six years prior to the date hereof infringed, misappropriated or otherwise violated, any Owned Intellectual Property, and (iii) there is not pending before any Governmental Entity any claim, action or proceeding alleging any of the foregoing (in the immediately preceding clauses (i) or (ii)) or contesting the use, validity, enforceability or ownership of any Owned Intellectual Property. (d) Each Acquired Entity has taken commercially reasonable actions to protect its Owned Intellectual Property, including to protect the secrecy of any trade secrets, and to secure

1381-5604-3275.29 22 ownership of any Intellectual Property developed by contractors for the Acquired Entities or developed by employees of the Acquired Entities in the scope of their employment. All Persons who have created, developed or conceived any Owned Intellectual Property (i) are either current or former employees of the Acquired Entities or current or former contractors for the Acquired Entities and (ii) have done so pursuant to a valid and enforceable agreement that assigns to an Acquired Entity all rights, title and interests in and to each such Person’s right to such Owned Intellectual Property, and such Persons have waived all moral rights in and to such Owned Intellectual Property under such agreements. (e) The computers, computer networks, Software and computer hardware and communication and storage systems and services owned and used by the Acquired Entities (the “Company Systems”) are reasonably sufficient for the needs of the business of the Acquired Entities as currently conducted. To the knowledge of the Target Entities, the Company Systems are in sufficiently good working condition to perform all information technology operations and include sufficient licensed capacity (whether in terms of authorized sites, units, users, seats or otherwise) as necessary for the operation of the business of the Acquired Entities as currently conducted. Each Acquired Entity has taken all reasonable actions, consistent with industry commercially reasonable practices applicable to laboratories and specimen collection centres, to protect the integrity and security of the Company Systems and any data or other information stored thereon, and has implemented industry-standard processes, procedures and safeguards to protect such systems from any viruses, malware, spyware, ransomware, “back door”, “Trojan horse”, “worm”, “drop dead services” or any other device or code designed or intended, is operable, or is likely or has the effect to disrupt, disable, harm or otherwise impair the normal and authorized operation of, or provide unauthorized access to or use of, the Company Systems and, at all times, to the extent required to comply with applicable Laws. The Company Systems have not: (i) suffered any material malfunction since January 1, 2021, except such malfunctions that have been remediated in all material respects; (ii) suffered any material breach of the security safeguards protecting them; or (iii) contained any bug, defect or error, which, in each case, adversely affects or affected the value, functionality or performance of the Company Systems. (f) Except as set forth on Schedule 4.19(f) with respect to Software owned by the Acquired Entities, to the knowledge of the Target Entities: (i) (A) no Open Source Software has been used by the Target Entities in the development of, or incorporated, combined with, linked with, distributed with, provided over a network as a service or otherwise made available with any such Software, which would reasonably be expected to, or otherwise require: (1) the disclosure or distribution of such Software in source code form; (2) such Software to be licensed on a royalty-free basis; or (3) grant of any patent license, non-assertion covenant or other rights to (including any right for licensees to modify, make derivative works based on, decompile, disassemble or reverse engineer) any such Software; (B) no source code to such Software has otherwise been disclosed, delivered, licensed or otherwise been made available to any third party (including, for certainty, an independent third-party escrow agent); and (C) the Acquired Entities are not bound by any agreement that will, or would reasonably be expected to, otherwise result in or require the disclosure, delivery or release of, or the grant of a license to, any source code of such Software; and (ii) all use, modification, distribution and licensing of open source software by the Acquired Entities has been done in accordance with the terms of any applicable license for such open source software, and no such use, modification, distribution, or licensing will (1) make any Owned Intellectual Property (or any portion thereof) subject to

1381-5604-3275.29 23 a license for open source software or (2) otherwise result in the loss or impairment of an Acquired Entity’s rights to commercialize the Owned Intellectual Property. (g) No Governmental Entity, university, research institute or other organization has funded research or been involved with or otherwise sponsored any development of any Owned Intellectual Property, or has any claim of right to any Owned Intellectual Property, including right to use, ownership or other encumbrances on any Owned Intellectual Property. (h) The Acquired Entities are in possession of the object code, source code, and existing user manuals and existing documentation for all Software owned by the Acquired Entities. (i) The Acquired Entities maintain back-up systems and disaster recovery and business continuity plans that are designed to provide for the continuity of the Acquired Entities’ business in all material respects. The Acquired Entities have tested such plans on a commercially reasonable basis, and such plans have proven effective upon the testing thereof. 4.20 Privacy. (a) All Personal Information in the custody or control of an Acquired Entity has at all times been collected, used, disclosed and protected in material compliance with: (i) all applicable Privacy Laws; (ii) the Acquired Entity’s own privacy policies, privacy notices and consent forms relating to the collection, use, disclosure and protection of Personal Information; and (iii) Contracts to which the Acquired Entity is bound relating to the collection, use, disclosure and protection of Personal Information by such Acquired Entity (collectively, the “Data Security Requirements”). (b) Each Acquired Entity has implemented and maintained physical, technical and organizational security measures in material compliance with Data Security Requirements that are designed to protect the Personal Information in each Acquired Entity’s custody or control from Data Security Incidents and, in any event, protect such Personal Information in a manner that is consistent with current industry standards and practices for laboratories or specimen collection centres. (c) Except as disclosed in Schedule 4.20(c), there has been no actual or reasonably suspected Data Security Incident involving Personal Information in the custody or control of an Acquired Entity. (d) During the prior two years, no Person has commenced or, to the knowledge of the Target Entities, threatened to, commence any action or proceeding, or made any material complaint against, or commenced any material investigation or inquiry with respect to, any Acquired Entity relating to its privacy or data security practices. (e) The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereunder, will not violate any Data Security Requirements. Upon the Closing, each Acquired Entity will continue to have the right to use the Personal Information in such Acquired Entity’s possession, custody or control on identical terms and conditions as such Acquired Entity enjoyed immediately prior to the Closing. (f) Each Acquired Entity has complied, in all material respects, with CASL in respect of the sending of commercial electronic messages to electronic addresses.

1381-5604-3275.29 24 (g) In respect of imposed remedial measures and recommendations set out in the final report (the “2020 Privacy Commissioners Report”) jointly issued by the Information and Privacy Commissioner of Ontario and the Office of the Information & Privacy Commissioner for British Columbia (the “Privacy Commissioners”) as a result of their findings that the Acquired Entities failed to adequately protect its customers’ Personal Information in June 2020, the Acquired Entities have: (i) implemented security controls, processes and procedures that fully comply with the remedial measures and recommendations set out in the 2020 Privacy Commissioners Report and any further requests or orders made or issued by the Privacy Commissioners; (ii) verified that, promptly following their implementation, such implemented security controls, processes and procedures were operational and fully satisfied the remedial measures and recommendations set out in the 2020 Privacy Commissioners Report and any further requests or orders made or issued by the Privacy Commissioner; and (iii) at all times during the prior three years, maintained those security controls, processes and procedures and monitored them to ensure they remain fully operational. 4.21 Litigation. Except as set forth on Schedule 4.21, there are no Legal Proceedings pending or, to the knowledge of the Target Entities, threatened against any Acquired Entity, at law or in equity, or before or by any Governmental Entity, that could result in a criminal offence or which, if determined adversely to such Acquired Entity, would result in an uninsured liability to any Acquired Entity in excess of $1,000,000 and no Acquired Entity is subject to any outstanding judgment, order, or decree of any Governmental Entity. There is no Order outstanding against or affecting any Acquired Entity or any of its property or assets. There are no audits, internal investigations or inquiries being conducted by any Acquired Entity or any third party at the request of an Acquired Entity, concerning (A) other than in the Ordinary Course of Business, any financial, accounting, Tax or employment-related issues or (B) conflict of interest, illegal activity, fraudulent or deceptive conduct or other fraud, misfeasance or malfeasance issues. 4.22 Employee Plans. (a) Schedule 4.22(a) sets forth an up-to-date, complete and accurate (i) list of each material Employee Plan, and (ii) a written summary of any non-material Employee Plans. (b) In respect of the Employee Plans listed in Schedule 4.22(a) pursuant to Section 4.22(a)(i) that are Acquired Entity Employee Plans, the Sellers have furnished to Buyer current copies of the following material documentation, as applicable, (i) the plan text (or with respect to any unwritten Acquired Entity Employee Plan, a written summary of the terms thereof), including all amendments thereto, (ii) all annuity Contracts, trust agreements, insurance policies or other funding agreements, (iii) all service provider Contracts, benefit administration Contracts, investment management agreements, subscription agreements, participation agreements, record- keeping agreements and other related Contracts, (iv) the two most recently prepared actuarial reports (whether or not required by applicable Law or filed with any Governmental Entity) and the most recent financial statement, (v) evidence of registration with any Governmental Entity (if required). In respect of all Employee Plans listed in Schedule 4.22(a) pursuant to Section 4.22(a)(i), the Sellers have furnished to Buyer copies of the following material documentation, as applicable (A) all material legal opinions, consultants’ reports and other correspondence with advisors or administrators (including the labour union, trade union, employee association or employee organization or group administering a Union Employee Plan) relating to the administration or funding obligations of any Acquired Entity in respect of each Employee Plan, or the use of funds under such Employee Plan by any Acquired Entity, (B) all employee booklets, policies and plan summaries made available to Employees or other plan beneficiaries by Sellers, an Acquired Entity or their respective agents, (C) all tax returns and annual information returns required to be filed by the Seller or an Acquired Entity with respect to any such Employee Plan for each of the last two

1381-5604-3275.29 25 years and (D) all material correspondence sent to or received from any Governmental Entity by any Acquired Entity in respect of any Employee Plan in the past three years. (c) Each Acquired Entity Employee Plan has been established, registered (where required), administered, invested and funded, including making all required reports, filings, disclosures and notices, in accordance with all applicable Laws, the terms of the applicable Acquired Entity Employee Plan and all employee communications. (d) Except as set out in Schedule 4.22(d), all benefits, contributions, premiums, reimbursements and payments, including all payments relating to any administrative services contract(s), required to have been made or withheld by any of the Acquired Entities in respect of each Employee Plan have been made or withheld at or before becoming due in accordance with applicable Law, the terms of such Employee Plan, and any related Contract, and all amounts that are accrued or payable by each Acquired Entity but not yet due under the Employee Plans as of the Closing Date are fully and accurately reflected in the Annual Financial Information and Interim Financial Information. No Acquired Entity has any unfunded or underfunded liability with respect to any of the Employee Plans other than as set out in Schedule 4.22(d) or reflected in the Annual Financial Information and Interim Financial Information. (e) Except as set out in Schedule 4.22(e), no Employee Plan is or is intended to be (i) subject to provincial or federal pension standards legislation, including any “multi-employer plan” as such term is defined in subsection 8500(1) of the Tax Act, (ii) a “retirement compensation arrangement” as such term is defined in subsection 248(1) of the Tax Act, (iii) a “salary deferral arrangement” as such term is defined in subsection 248(1) of the Tax Act, (iv) an “employee life and health trust” as such term is defined in subsection 248(1) of the Tax Act or (v) a “health and welfare trust” within the meaning of Canada Revenue Agency Income Tax Folio S2-F1-C1. Except for the BC Target Benefit Pension Plan, BCFSA reg.no. 85218 set out in Schedule 4.22(e), none of the Employee Plans contains or has ever contained a “defined benefit provision” as such term is defined in subsection 147.1(1) of the Tax Act. (f) The liabilities and obligations of any Acquired Entity in respect of any Union Employee Plan are completely and accurately set out in the corresponding Collective Agreement, and are restricted to withholding and remitting regular contributions pursuant to a schedule of payments, and in no case does any Acquired Entity have any actual or contingent liability on withdrawal or termination of Union Employee Plan. Except as set out in Schedule 4.22(f), no Acquired Entity Employee Plan provides for the grant, award, sale or issuance of, or entitlement to, any (i) shares or other equity interests or voting securities of the Sellers or any Affiliate, (ii) securities convertible or exchangeable into equity interests or voting securities of the Sellers or any Affiliate, (iii) options, warrants, purchase rights, subscription rights, pre-emptive rights, conversion rights, exchange rights, calls, commitments, puts, rights of first refusal, plans or other Contracts that require the Sellers or any Affiliate to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem equity interests or voting securities of the Sellers or any Affiliate or (iv) stock appreciation, phantom stock, profit participation or similar rights with respect to the Sellers or any Affiliate. (g) With respect to each Acquired Entity Employee Plan: (i) except as set out in Schedule 4.22(g), no Acquired Entity Employee Plan under which benefits are provided or secured through a trust has received a transfer of assets from or been merged with another trusteed plan or fund, and no such transaction respecting same is pending or contemplated; and (ii) no assets or other amounts have been withdrawn, other than in accordance with the terms of such Acquired Entity Employee Plan or as otherwise permitted under applicable Law.

1381-5604-3275.29 26 (h) Except as set out in Schedule 4.22(h), no Acquired Entity Employee Plan provides medical benefits, dental benefits, pharmaceutical drug benefits, life insurance benefits or any other form of health or welfare benefit coverage beyond termination of employment or following retirement to any Employee, former employee, officer or director of the Acquired Entities (or any spouse, dependent or beneficiary thereof), other than as required by minimum employment standards Laws. (i) Each Acquired Entity Employee Plan that is intended to qualify for Tax-preferred or Tax-exempt treatment has been duly registered (where registration is required for such treatment) in accordance with applicable Law, and to the knowledge of the Target Entities, no event has occurred with respect to any such Acquired Entity Employee Plan that could reasonably be expected to result in the revocation of such registration of such Acquired Entity Employee Plan or which could otherwise reasonably be expected to adversely affect the Tax status of such Acquired Entity Employee Plan. (j) No Acquired Entity Employee Plan, nor any related trust or other funding medium thereunder, is subject to any pending or, to the knowledge of the Target Entities, threatened legal proceeding initiated by any Governmental Entity or any other Person, other than routine claims for benefits and, to the knowledge of the Target Entities, no event has occurred and no condition or circumstance exists that has resulted or could reasonably be expected to result in any Acquired Entity Employee Plan (i) being ordered or required to be terminated or wound-up in whole or in part; (ii) having its registration under any applicable Laws refused or revoked; (iii) being placed under the administration of any trustee or any Governmental Entity; or (iv) being required to pay any Taxes, fines or penalties under any applicable Laws. (k) Except as set out in Schedule 4.22(k), neither the execution, performance or delivery of this Agreement will, either alone or in conjunction with any additional or subsequent events, (i) result in any payment, or benefit, becoming due to any Person, including any bonus, retention, change in control, transaction, severance, retirement or job security payment or benefit; or (ii) result in the acceleration of the timing or vesting of any such payments or benefits payable to any Person. (l) Except as set out in a Collective Agreement in effect as of the date hereof or in accordance with the Approved CBA Mandates (including the CEO’s authority to exceed the mandates by 5% of the total envelope as set forth in the Approved CBA Mandates), no commitments to materially improve, materially increase or otherwise materially amend any Acquired Entity Employee Plan have been made or announced, and none of the Acquired Entities has made any plan, promise, commitment or undertaking to create any additional employee benefit plan, Contracts, practices, policies, agreements, undertakings, programs, funds or arrangements that would be an Employee Plan if in existence as of the date hereof. (m) Each employee benefit plan, policy, program, practice, agreement, arrangement or undertaking that has been terminated or wound up prior to the date hereof that would have been an Acquired Entity Employee Plan if in existence as of the date hereof, has been wound-up or terminated in accordance with its terms and applicable Law. (n) Except as set forth on Schedule 4.22(n), each of the Acquired Entity Employee Plans that provides medical, paramedical, dental, vision, pharmaceutical, disability, hospitalization, critical illness, accidental death and dismemberment, emergency travel, life or other similar insurance benefits is fully insured by one or more third-party insurers pursuant to a Contract of insurance. Each Acquired Entity Employee Plan set forth on Schedule 4.22(n) is self-funded,

1381-5604-3275.29 27 administered on a “cost-plus” basis or administered on an “administrative-services only” basis, and Schedule 4.22(n) discloses any stop loss policy or Contract applicable to any such Acquired Entity Employee Plan. Nothing has been done or omitted to be done by the Acquired Entities which could reasonably be expected to make any policy or insurance Contract void or voidable by the insurer, and none of the Acquired Entity Employee Plans, and the insurance Contracts relating thereto, requires or permits, without the Acquired Entity’s consent, a retroactive increase in premiums or payments due under, or requires additional premiums on termination of the Acquired Entity Employee Plan, or any insurance Contract relating thereto. (o) No Acquired Entity Employee Plan provides benefits to, or allows participation by, any Person who is not currently, or was not formerly, employed by one of the Acquired Entities, or any spouse, dependent, survivor or beneficiary, thereof. 4.23 Insurance. Schedule 4.23(a) lists each insurance policy maintained by the Acquired Entities, including the associated type of insurance and the name of the insurer and such policies are sufficient for compliance with all Laws and Contracts to which each Acquired Entity is a party. All such insurance policies are in full force and effect. Since the respective dates of such insurance policies, no written notice or cancellation or non-renewal with respect to such insurance policy has been received by Seller or any Acquired Entity and, to the knowledge of the Target Entities, no party to any such insurance policy has repudiated any provision thereof. No Acquired Entity has received any written notice of a denial of coverage, reservation of rights in respect of a denial of coverage or rejection of tender for any claim with respect to any such insurance policy (nor is any such denial, reservation or rejection pending or, to the knowledge of the Target Entities, threatened). No Acquired Entity is in material default with respect to its obligations under any such insurance policies. To the knowledge of the Target Entities, there are no circumstances or occurrences which could or could reasonably be expected to form the basis of a material increase in premiums for the current insurance coverage maintained by the relevant Acquired Entity. Schedule 4.23(b) sets forth and describes all pending claims under such policies and identifies the most recent inspection reports, if any, received from insurance underwriters as to the condition or insurance value of the insured property and assets. No Acquired Entity failed to give any notice or present any claim under any such policies in a due and timely fashion. To the knowledge of the Target Entities, there are no circumstances which could reasonably be expected to entitle any Acquired Entity to make a material claim under any such policies or which could reasonably be expected to be required under any such policies to be notified to the insurers. 4.24 Compliance with Laws. Except as set forth on Schedule 4.24, each of the Acquired Entities, and to the knowledge of the Target Entities, each of the Non-Controlled Entities is in compliance with all applicable Laws, except where the failure to comply would not be material to the Acquired Entities and the Non-Controlled Entities, taken as a whole. Each of the Acquired Entities holds all the material Licenses required for the operation of the Business, and all such Licenses are held by the Acquired Entities free and clear of any and all Liens, except for Permitted Liens. All such Licenses are listed on Schedule 4.24 and are valid and in full force and effect. None of the Acquired Entities is in violation of any term or condition of any License except as would not be material to the Acquired Entities, taken as a whole, and no Acquired Entity has received written notice from a Governmental Entity cancelling, amending, imposing conditions in respect of or suspending, or threatening to cancel, amend, impose conditions in respect of or suspend, any License. 4.25 Compliance with Anti-Money Laundering Laws. The Business has been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements and anti- money laundering Laws, including Parts II.1, XII.2 and Section 354 of the Criminal Code (Canada), and no Legal Proceeding by or before any court or Governmental Entity involving any Acquired Entity with respect to anti-money laundering Laws is pending or, to the knowledge of the Target Entities, threatened.

1381-5604-3275.29 28 4.26 Compliance with Anti-Corruption Laws. Each Acquired Entity has maintained complete and accurate books and records, including records of payments to any agents, consultants, representatives, third parties and Government Officials. None of (A) the Acquired Entities and (B) to the knowledge of the Target Entities, the Non-Controlled Entities, the respective Representatives and joint venture partners of any Acquired Entity or Non-Controlled Entity is a Government Official. None of: (x) the Acquired Entities, their respective directors, managers, officers, employees and owners; and (y) to the knowledge of the Target Entities, none of (i) the Acquired Entities respective partners, advisors, representatives and joint venture partners and (ii) the Non-Controlled Entities and their respective Representatives and joint venture partners, in carrying out or representing the Business anywhere in the world, has directly or indirectly: (a) made, offered to make, or agreed to make or offer to make any contribution, gift, bribe, rebate, payoff, influence payment, entertainment “kickback” or other payment or benefit of any kind (including to non-monetary benefits) to any Person, regardless of form (whether in the form of money, property or services), in violation of any Anti-Corruption Laws (i) to obtain favourable treatment in securing business, (ii) to pay for favourable treatment of business secured; or (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the relevant Acquired Entity; (b) made any donation to any Government Official, political party or any incumbent government in violation of any Laws; (c) established or maintained any fund or asset for a purpose outlined in Section 4.26(a) that has not been recorded in its Books and Records; (d) given, offered or promised or agreed to offer, pay or give, or authorized the payment or gift, or anything of value, regardless of form, to or for the benefit of a Government Official for purposes of (i) influencing any act or decision of any Government Official; (ii) inducing any Government Official to do or omit to do any act in violation of his or her lawful duty; (iii) securing any improper advantage; or (iv) inducing such Government Official to use his or her influence with another Government Official or with a Governmental Entity, or commercial enterprise owned or controlled by any Governmental Entity (including state-owned or controlled entities), in order to assist the Acquired Entities in obtaining or retaining business; (e) provided any facilitation, expediting or grease payment to any Government Official to expedite or secure the performance of routine government actions; (f) committed any act that would violate the Anti-Corruption Laws; or (g) received from any Governmental Entity or, to the knowledge of the Target Entities, any other Person, any notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Entity; or been subject to any Legal Proceeding concerning any actual or potential violation or wrongdoing related to the Anti-Corruption Laws. 4.27 Compliance with Trade Control Laws. None of (A) the Acquired Entities and(B) to the knowledge of the Target Entities, the Non-Controlled Entities and the respective Representatives and joint venture partners of the Acquired Entities and the Non-Controlled Entities, is a Designated Person. None of the Acquired Entities, their directors, managers, officers, employees and owners and, to the knowledge of the Target Entities, none of (a) the Acquired Entities’ respective partners, advisors, representatives and joint venture partners and (b) the Non-Controlled Entities and their respective Representatives and joint venture partners, in carrying out or representing the Business anywhere in the world, has or has had, directly or indirectly, dealings with Persons located in or connected with any country, organization or individual

1381-5604-3275.29 29 subject to export controls, trade embargoes or economic sanctions imposed by Canada or the United States which would prohibit a person or entity resident in or a national of Canada or the United States from doing business with or in that jurisdiction, organization or individual, or with any Designated Persons. None of the products imported or exported by any Acquired Entity is subject to import or export controls or import licensing regimes maintained by any Governmental Entity. None of the Acquired Entities nor, to the knowledge of the Target Entities, none of Non-Controlled Entities nor any Acquired Entity’s or Non- Controlled Entities’ respective Representatives and joint venture partners have committed any act that would violate the Trade Control Laws. Each Acquired Entity maintains adequate policies, procedures and training to ensure compliance with both Sections 4.26 and 4.27. The Acquired Entities are in compliance with the Fighting Against Forced Labour and Child Labour in Supply Chains Act (Canada). 4.28 Compliance with Competition Laws. (A) None of: the Acquired Entities, their directors, managers, officers, employees or owners; and (B) to the knowledge of the Target Entities, none of: (i) the Acquired Entities’ respective partners, advisors, representatives or joint venture partners; or (ii) the Non-Controlled Entities and their respective Representatives and joint venture partners, in carrying out or representing the Business, has been subject to any investigation or inquiry under the Competition Act or is currently subject to any investigation or inquiry under the Competition Act. No Acquired Entity subject to any order or undertaking in connection with the Competition Act that limits, impairs or otherwise regulates the conduct of the Business. 4.29 Environmental Compliance and Conditions. Except as set forth on Schedule 4.29: (a) Each of the Acquired Entities is, and during the past five years has been, in material compliance with all applicable Environmental Laws. (b) The Acquired Entities hold and are in material compliance with all authorizations, licenses and permits required under applicable Environmental Laws for the occupation of their facilities and to carry on their respective businesses. (c) During the past five years, the Acquired Entities have not received any written notice, report, Order or other information regarding any actual or alleged violation of Environmental Laws, or regarding any liabilities or potential liabilities for investigation, clean-up, response or action costs, relating to any of them, their businesses or their past or current facilities arising under Environmental Laws. (d) During the past five years, no Acquired Entity has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, manufactured, distributed, exposed any person to or released any Hazardous Substance, or, to the knowledge of the Target Entities, owned or operated any property or facility which is or has been contaminated by any such Hazardous Substance, including any Leased Real Property or Owned Real Property, so as to give rise to any material liabilities pursuant to any Environmental Laws. (e) Sellers and the Target Entities have furnished to Buyer all environmental audits, reports, and other material environmental documents relating to the Acquired Entities’ past or current properties, facilities, or operations that are in their possession or custody or under their reasonable control. 4.30 Affiliated Transactions. Except as set forth on Schedule 4.30, no officer, director, manager, controlling shareholder or Affiliate of any Acquired Entity or Seller (other than another Acquired Entity) is a party to any material Contract or transaction with any Acquired Entity or has any material interest in any material property used by any of the Acquired Entities. No Acquired Entity is liable in respect of

1381-5604-3275.29 30 Indebtedness or other obligations to or on behalf of any shareholder, officer, director, Employee or Seller or Affiliate thereof (other than an Acquired Entity) or any associates or relatives of any of the foregoing, or any other Person with whom the relevant Acquired Entity does not deal at arm’s length. There are no intercompany services provided to any Acquired Entity by any Seller or by any Affiliate of any Seller (other than an Acquired Entity). 4.31 Employment and Labour Matters. (a) A correct and complete anonymized list of all Employees of any Acquired Entity has been provided to Buyer, which list indicates (i) the titles of all such Employees together with their province of their employment; (ii) the date each such Employee was hired; (iii) which Employees are subject to a Collective Agreement and in each such case the applicable Collective Agreement; (iv) the status of each Employee, whether full-time, part-time, casual or temporary; (v) the hourly rate or annual wage of each Employee at the date of such list and, in respect of each Employee, LTIP, STIP or SIP target (if applicable) and any actual LTIP, STIP or SIP award paid in the relevant Acquired Entity’s last completed financial year and total annual cash compensation paid in the relevant Acquired Entity’s last completed financial year; (vi) the vacation days to which each Employee is entitled on the date of such list; and (vii) the Employees who are not actively working on the date of this Agreement due to leave of absence, illness, injury, accident or other disabling condition and in each such case the type of leave and date leave commenced. (b) Schedule 4.31(b) lists: (i) all Contracts with any Employee of any Acquired Entity who is an executive of any Acquired Entity or is being provided with base salary of more than $250,000; (ii) all Contracts that provide for severance, termination or similar payments or entitlements in excess of $500,000; (iii) all Contracts providing for acceleration of the time of payment, funding or vesting of any entitlement upon the change of control of any Acquired Entity; and (iv) all Collective Agreements to which any Acquired Entity is a party. (c) Correct and complete copies of all the Contracts and Collective Agreements set out in Schedule 4.31(b) and templates of the Contracts that describe all of the terms of the Contracts relating to the list of Employees set out in Schedule 4.31(a) have been made available to Buyer. (d) All Employees are subject to a Collective Agreement or a written employment Contract with the applicable Acquired Entity. To the knowledge of the Target Entities, each independent contractor has been properly classified as an independent contractor and no Acquired Entity has received any notice in writing from any Governmental Entity disputing such classification. (e) All material amounts due and owing or accrued due but not yet owing for all Employee and independent contractor compensation, including vacation pay for Employees, has been paid in full or, if accrued, is reflected in full in the books and records of the Acquired Entities. (f) There are no claims, or any pending or threatened claims, by any Employee or former employee against any Acquired Entity or any current or former director or officer of any Acquired Entity, before any Governmental Entity alleging that any Acquired Entity has violated any applicable Law which (i) is a class or collective action or (ii) if determined adversely to such Acquired Entity, would result in a liability to any Acquired Entity in excess of $500,000. (g) Except as disclosed in Section 4.31(g), there is no unfair labour practice complaint, strike, labour dispute, work slow down or stoppage pending or, to the knowledge of the Target Entities, threatened against any Acquired Entity, and there has been no such activity in the last two

1381-5604-3275.29 31 years. To the knowledge of the Target Entities, there are no current organizing activities by any labour union, trade union or employee organization or group which may qualify as a trade union in respect of the Acquired Entities, and there has been no such activity in the last two years. There are no outstanding applications for certification by a trade union, council of trade unions, labour organization or any other person made to any Governmental Entity: (i) seeking bargaining rights for any Employees of the Acquired Entities; or (ii) requesting to have any of the Acquired Entities declared a related, common, single or successor employer. (h) Schedule 4.31(h) lists all outstanding grievances made under a Collective Agreement pertaining to any Acquired Entity (A) that is a group or collective grievance, (B) pursuant to which the requested remedy is in excess of $50,000, or (C) pursuant to which it is reasonably anticipated that the remedy may result in any Acquired Entity making a payment in excess of $50,000, in each case, including (i) the date the grievance was filed, (ii) a summary of the underlying claim, (iii) the status of the grievance/arbitration. (i) There is no notice of assessment, provisional assessment, reassessment, supplementary assessment, penalty assessment or increased assessment, fine, lien charge, surcharge or other amount due that any Acquired Entity has received before the Closing Date during the past three years from any workplace safety and insurance or workers compensation board or similar Governmental Entity in any jurisdiction where the Acquired Entities carry on business that remain unpaid. The Acquired Entities have not been reassessed under workers’ compensation legislation during the past three years. There are no claims or potential claims that may materially adversely affect the accident cost experience rating of any Acquired Entity under workers’ compensation legislation. (j) A list of all orders and inspection reports received by the Acquired Entities in the past three years under occupational health and safety legislation has been made available to Buyer. Except as set out in Schedule 4.31(j), there are no outstanding governmental orders nor any pending charges made under any occupational health and safety legislation relating to any Acquired Entity and there have been no fatal or critical accidents within the last three years that might reasonably be expected to lead to charges involving any Acquired Entity under occupational health and safety legislation. The Acquired Entities have complied with all governmental orders issued under occupational health and safety legislation in all material respects. (k) For three years prior to the Closing Date, each Acquired Entity has been in material compliance with all terms and conditions of employment, Collective Agreements and applicable Laws pertaining to employment and labour relations, including employment standards, labour standards, wages, hours of work, overtime, human rights, pay equity, employment equity, occupational health and safety, immigration, workers' compensation, income tax withholding, payroll taxes, employment insurance remittances, and Canada Pension Plan remittances. There are no material Legal Proceedings pending or, to the knowledge of the Target Entities, threatened against any Acquired Entities, in respect of labour and employment matters, including material grievances or arbitrations under any Collective Agreement. (l) All written handbooks and policy manuals applicable to Employees have been made available to Buyer. (m) No Employee on the executive leadership team has stated or provided notice that the Employee will resign or retire or cease to provide work or services as a result of the closing of the transactions contemplated by this Agreement.

1381-5604-3275.29 32 4.32 Brokerage. Except as set forth on Schedule 4.32, there are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any Contract made by or on behalf of, or understanding reached by, any Seller or Acquired Entity. 4.33 Investment Canada Act. Neither LifeLabs nor BPC LP is a “cultural business” within the meaning of subsection 14.1(6) of the Investment Canada Act. 4.34 Reporting Status. Each Acquired Entity is a Private Issuer. ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER AND PARENT GUARANTOR As a material inducement to the Sellers’ entering into this Agreement and completing the Transaction and acknowledging that the Sellers are entering into this Agreement in reliance upon the representations and warranties of Buyer and Parent Guarantor set out in this Article V, Buyer and Parent Guarantor represent and warrant to the Sellers as of the date of this Agreement as follows: 5.01 Organization and Power. Buyer is a corporation, duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, with full power and authority to enter into this Agreement and perform its obligations hereunder. Parent Guarantor is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, with full power and authority to enter into this Agreement and perform its obligations hereunder. 5.02 Authorization; Valid and Binding Agreement. The execution, delivery and performance of this Agreement by Buyer and Parent Guarantor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of Buyer and Parent Guarantor, and no other proceedings on Buyer’s, Parent Guarantor’s or their respective shareholders’ part are necessary to authorize the execution, delivery or performance of this Agreement. Assuming that this Agreement is a valid and binding obligation of the Sellers and the Target Entities, this Agreement constitutes a valid and binding obligation of Buyer and Parent Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, or moratorium Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies. 5.03 No Breach. Neither Buyer nor Parent Guarantor is subject to or obligated, to the extent applicable, under its governing documents, any Law or any material Contract, franchise or permit, or any order, writ, injunction or decree, which would be breached or violated in any material respect by each of their execution, delivery or performance of this Agreement, except as would not adversely affect Buyer’s or Parent Guarantor’s performance under this Agreement or the consummation of the transactions contemplated hereby. 5.04 Consents, etc. Except for the applicable requirements of the Competition Act and the Investment Canada Act, neither Buyer nor Parent Guarantor is required to submit any notice, report or other filing with any Governmental Entity in connection with the execution, delivery or performance by it of this Agreement or the consummation of the transactions contemplated hereby. Other than the Competition Act Approval and the Investment Canada Act Approval, no consent, approval or authorization of any Governmental Entity or any other party or Person is required to be obtained by Buyer or Parent Guarantor in connection with its execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

1381-5604-3275.29 33 5.05 Litigation. There are no Legal Proceedings pending or, to Buyer’s or Parent Guarantor’s knowledge, threatened in writing against Buyer or Parent Guarantor, at law or in equity, or before or by any Governmental Entity, nor is Buyer or Parent Guarantor subject to any outstanding judgment, order or decree of any Governmental Entity which would adversely affect Buyer or Parent Guarantor’s performance under this Agreement or the consummation of the transactions contemplated hereby. 5.06 Investment Representation. Buyer is an accredited investor within the meaning of National Instrument 45-106. Buyer is acquiring the Purchased Interests for its own account, for investment purposes only and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the Purchased Interests. Buyer and Parent Guarantor acknowledge that the Purchased Interests have not been registered under Law relating to the offer and sale of securities and agrees that the Purchased Interests may not be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of without registration under any such Law, except pursuant to an exemption from such registration under such Law. 5.07 Investment Canada Act. Each of Buyer and Parent Guarantor is, and at the time of the Closing will be, a Trade Agreement Investor that is not a state-owned enterprise as defined in the Investment Canada Act. 5.08 Sufficiency of Funds; Financing. Buyer and Parent Guarantor have, on the date hereof, the financial capability and all sufficient cash on hand necessary to consummate the transactions contemplated by this Agreement on the terms and subject to the conditions set forth herein, and will have all such capability and cash as of the Closing Date, and does not know of any circumstance or condition that could reasonably be expected to prevent or substantially delay the availability of such cash or otherwise impair such capability at Closing. Buyer and Parent Guarantor affirm that it is not a condition to Closing or to any of its obligations under this Agreement that Buyer or Parent Guarantor obtain financing for the transactions contemplated by this Agreement. 5.09 Tax Matters. Buyer is not a person described in subsection 100(1.1) of the Tax Act and Buyer currently has no intention or expectation of selling the Purchased Interests to a person described in subsection 100(1.1) of the Tax Act. 5.10 Permitted Holder. Neither Buyer nor Parent Guarantor is a “Restricted Person” as such term is defined in each of the FMS Loan Agreement and the BC MLSA. 5.11 Anti-Money Laundering Compliance and Sanctions. (a) To the knowledge of Buyer, no part of the funds used by Buyer or Parent Guarantor to pay the Purchase Price has been or will be directly or indirectly derived from any activity that contravenes any applicable Laws, including anti-money laundering, anti-corruption, anti-terrorism, sanctions, export controls or similar Laws. (b) Neither Buyer, Parent Guarantor nor any of their respective Affiliates (i) has engaged in any activity or conduct which violates any Sanctions Laws of the United States of America, (ii) is, or is controlled by, a Sanctioned Person (as defined pursuant to Sanctions Laws of the United States of America), or (iii) to the knowledge of Buyer, is engaging in or has engaged in any dealing or transaction, or is a party to any Contract, involving any Sanctioned Person or Sanctioned Country, in each case, where such dealing, transaction or Contract would violate any Sanctions Laws. Buyer, Parent Guarantor and their respective Affiliates have instituted and maintain policies and procedures designed to prevent violations of Sanctions Laws of the United States of America.

1381-5604-3275.29 34 5.12 R&W Insurance. Buyer has arranged for the R&W Insurance Policy to be issued as of the date hereof. On or prior to the date hereof, Buyer has (a) paid all payments or fees required to be made as of the date hereof in accordance with the terms of the R&W Insurance Policy, and taken all necessary actions, to bind Buyer’s coverage under the R&W Insurance Policy, and (b) fully complied with all of its obligations under the R&W Insurance Policy necessary to the binding of the R&W Insurance Policy. 5.13 Brokerage. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any Contract made by or on behalf of, or understanding reached by, Buyer or Parent Guarantor. ARTICLE VI CERTAIN PRE-CLOSING COVENANTS 6.01 Conduct of the Business. (a) From the date hereof until the earlier of the Closing Date and the termination of this Agreement pursuant to Section 9.01, except as otherwise provided for by this Agreement or the Disclosure Schedules (including as set forth on Schedule 6.01) or with the prior written consent of Buyer (which consent will not be unreasonably withheld, conditioned or delayed), the Target Entities will (i) each use their commercially reasonable efforts to conduct their respective businesses and the businesses of their respective Subsidiaries in the Ordinary Course of Business and in all material respects in compliance with applicable Law and the terms and conditions of all Material Contracts, (ii) each use their commercially reasonable efforts to maintain their relationships with employees, customers, lenders, suppliers, regulators and others having material business relations with the Acquired Entities, and (iii) not, and will not permit any of their respective Subsidiaries to, take any of the following actions: (i) amend or modify their respective certificates of incorporation, articles or bylaws (or equivalent governing documents); (ii) directly or indirectly, declare, set aside for payment or pay any dividend or make any other payment or distribution, in each case, on or in respect of any of its equity securities; (iii) redeem, purchase, retire or otherwise acquire, directly or indirectly, any of its securities; (iv) reduce the capital of any Acquired Entity; (v) issue or sell any shares or other securities or issue, sell or grant any option, warrant or right to purchase or otherwise obtain any of its shares or other securities or issue any security convertible into shares, grant any registration rights or otherwise make any change to its authorized or issued share capital; (vi) except as required by Law or changes in IFRS, make any changes in its accounting principles, policies, practices or methods; (vii) subject any portion of their respective properties or assets to any Lien, except for Permitted Liens or Liens which, individually or in the aggregate, are not material

1381-5604-3275.29 35 to the financial condition of the Acquired Entities (taken as a whole) or the operation of the Business or other than in the Ordinary Course of Business; (viii) sell, assign, lease, transfer or revalue any material portion of their respective tangible assets; (ix) sell, assign, license or transfer any patents, trademarks, trade names, copyrights, trade secrets or other intangible assets; (x) enter into any merger, amalgamation, plan of arrangement, reorganization or other business combination or similar transaction or effect any liquidation, consolidation, recapitalization or other restructuring of any Acquired Entity or the Business (or any material part thereof); (xi) purchase or otherwise acquire any interest in any securities of any other Person; (xii) make or authorize any capital expenditures or make any commitment in respect thereof for capital expenditures greater than $500,000 in the aggregate, other than where such capital expenditure or expenditures are in accordance with the Approved Budget, subject to reallocation among such Approved Budget’s investment categories in the Ordinary Course of Business; (xiii) discharge, settle or satisfy any Legal Proceedings that could result in uninsured losses in excess of $500,000 or waive or release any right or claim of material value to the Acquired Entities or the Business; (xiv) other than as required by a Contract or Employee Plan in effect as of the date hereof and that has been made available to Buyer, and except in accordance with the Approved CBA Mandates (including the CEO’s authority to exceed the mandates by 5% of the total envelope as set forth in the Approved CBA Mandates) (A) make or grant any bonus or any compensation or salary increases to any Employees, which taking into account all such increases, amendments, termination, establishment, acquisition or adoption, is in excess of (i) for the period beginning on the date hereof and ending on December 31, 2024, a [***] (calculated by taking total compensation for Employees not subject to a Collective Agreement or the Approved CBA Mandates and dividing it by the total number of Employees not subject to a Collective Agreement or the Approved CBA Mandates) for Employees not subject to a Collective Agreement or the Approved CBA Mandates; and (ii) for the period beginning on January 1, 2025 and ending on the Closing Date or the earlier termination of this Agreement pursuant to Section 9.01, [***] increase (exclusive of any increases for non-union Employees set out in the Approved CBA Mandates) in average aggregate total compensation (calculated by taking total compensation for Employees not subject to a Collective Agreement or the Approved CBA Mandates and dividing it by total number of Employees not subject to a Collective Agreement or the Approved CBA Mandates) for Employees not subject to a Collective Agreement or the Approved CBA Mandates, (B) make or grant any increase in any Acquired Entity Employee Plan, or amend or terminate any Acquired Entity Employee Plan or establish, acquire or adopt any employee benefit plan, policy, program, practice, agreement, undertaking, fund or arrangement that would be an Employee Plan if in

1381-5604-3275.29 36 existence as of the date hereof, which taking into account all such increases, amendments, termination, establishment, acquisition or adoption, is in excess of a five percent (5%) increase in average aggregate total costs (calculated by taking total costs for Employees not subject to a Collective Agreement and dividing it by total number of Employees not subject to a Collective Agreement) in respect of Employees not subject to a Collective Agreement, (C) hire any management or executive-level Employee whose annual base salary is in excess of $250,000, (D) terminate any management or executive-level Employee whose annual base salary is in excess of $250,000 other than for cause, (E) hire any non-management or non-executive level Employee whose annual base salary would be in excess of $200,000, other than to fill a previously vacated position or (F) promise or undertake to do any of the foregoing; (xv) subject to applicable Laws (including the duty to bargain in good faith), enter into or otherwise commit to enter into any new Collective Agreement, or amend or modify the terms of any existing Collective Agreement, except in accordance with the Approved CBA Mandates (including the CEO’s authority to exceed the mandates by 5% of the total envelope as set forth in the Approved CBA Mandates); (xvi) except as required by a Contract (including, for greater certainty, any Collective Agreement or any new or amended or modified Collective Agreement entered into following the date hereof but prior to Closing in accordance with this Agreement) or Employee Plan in effect as of the date hereof and made available to Buyer, take any action to accelerate any payment, right to payment or benefit, vesting of any right to payment of benefit, or the funding of any payment, right to payment or benefit, in each case, payable or to become payable to any Employee, former employee, director, officer or individual service provider; (xvii) except as required by a Contract (including, for greater certainty, any Collective Agreement or any new or amended or modified Collective Agreement entered into following the date hereof but prior to Closing in accordance with this Agreement) or Employee Plan in effect as of the date hereof and made available to Buyer, announce, promise, grant or otherwise enter into any arrangement or agreement providing for any change-in-control, retention or transaction bonus or similar type bonus to any Employee, former employee, director, officer or individual service provider; (xviii) make any loans or advances to, or guarantees, sureties or indemnities for the benefit of, any Persons (except any transaction with another Acquired Entity); (xix) enter into, amend in any material respect or terminate (other than by completion thereof) any Material Contract (other than in the Ordinary Course of Business or as otherwise in accordance with the terms of, any renewal or extension of, or for the purpose of preserving compliance with the terms of or avoiding defaults under, any such Material Contract); (xx) except in the Ordinary Course of Business, as consistent with the Approved Budget, or in connection with an Acquired Entity’s draw-down of amounts under the FMS Loan Agreement in the Ordinary Course of Business (A) create, incur or assume any indebtedness for borrowed money or (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly or indirectly) for any material obligations of any Person for borrowed money;

1381-5604-3275.29 37 (xxi) acquire any assets that would be material to the Acquired Entities, taken as a whole, except in accordance with the Approved Budget; (xxii) except as required by Law, (A) make or change any material Tax election, (B) execute or file with any Governmental Entity any agreement or waiver extending the period for assessment, reassessment or collection of any Taxes or (C) settle any material dispute or action with respect to Taxes, in each case, if such action is reasonably expected to materially adversely affect Buyer or any of its Affiliates with respect to a Post-Closing Tax Period, provided, for greater certainty, the Acquired Entities shall be entitled to communicate with the CRA and the applicable provincial tax authorities, including by providing such additional information or confirmations as may be requested, in connection with the amended returns described in Schedule 4.16(b); (xxiii) utilize any Pre-Closing Tax Attributes, except Pre-Closing NCL Attributes in accordance with Section 10.02(c); (xxiv) construct, materially alter or destroy any material improvement on the Owned Real Property or Leased Real Property (including any leasehold improvement), except in the Ordinary Course of Business or improvement of such Owned Real Property or Leased Real Property in accordance with the Approved Budget or the repair or reconstruction thereof upon the occurrence of loss or damage; (xxv) sell, lease, sublease or license to any Person any of the Owned Real Property or Leased Real Property or (in each case) any portion thereof, other than in the Ordinary Course of Business; (xxvi) enter into, materially amend or waive, extend, fail to exercise any renewal option under, or voluntarily terminate any Lease with respect to the Leased Real Property, other than in the Ordinary Course of Business; (xxvii) acquire any real property; or (xxviii) commit to do any of the foregoing. (b) Notwithstanding anything in this Section 6.01 or elsewhere in this Agreement to the contrary except Section 1.07, (i) the Acquired Entities will be permitted to (A) repay, satisfy or otherwise settle any intercompany obligations, payables or loans of any kind or nature between or among any of the Acquired Entities or Sellers and their Affiliates and an Acquired Entity (including through dividends and capital contributions) but excluding the CML Notes, and provided that no Pre-Closing Tax Attributes may be utilized to offset or reduce any income or gain, or be applied against any “forgiven amount” (as defined in the Tax Act), on any such repayment or settlement, except to the extent required by applicable Law, and (B) at any time prior to the Closing, use all available cash for any purpose (including to dividend all or any portion of the Cash of the Acquired Entities to the Sellers or repay Indebtedness or pay Target Transaction Expenses), and (ii) Sellers and the Acquired Entities may take (or not take, as the case may be) any of the actions described in this Section 6.01 if reasonably necessary to prevent the occurrence of or mitigate the effects of damage to property or injury to Persons under emergency circumstances or as required pursuant to applicable Law. 6.02 Regulatory Filings. The Sellers and the Target Entities shall, make or cause to be made all filings and submissions under any material Laws applicable to the Acquired Entities for the consummation

1381-5604-3275.29 38 of the transactions contemplated herein that are required as a condition to consummate the transactions contemplated hereby. Without limitation to the generality of the foregoing, the Sellers and the Target Entities shall, (a) make a premerger notification filing pursuant to Part IX of Competition Act in respect of the transactions contemplated hereby on the same date that Buyer makes its filing under Part IX of the Competition Act, (b) following a request by Buyer, respond to any request by Buyer for information or documents necessary or desirable in connection with satisfying the conditions to Closing at Section 2.01, (c) cooperate with Buyer in the manner contemplated pursuant to Sections 8.03(d) and 8.03(e), (d) without limiting the generality of the foregoing, the Sellers and Target Entities will provide all requested support in connection with obtaining the Investment Canada Act Approval, including attending at meetings, if so requested by Buyer, and (e) in the event that the Commissioner of Competition issues a supplementary information request pursuant to subsection 114(2) of the Competition Act, unless Buyer, the Sellers and the Target Entities mutually agree in writing upon a different period of time, use reasonable best efforts to comply with such supplementary information request within a period of no greater than 75 days (but in any event, no later than 90 days) after its issuance. 6.03 Consents & Notices. (i) With Buyer’s exercise of its reasonable best efforts and good faith cooperation, the Sellers shall, and shall cause the Acquired Entities to, use their reasonable best efforts to obtain, or cause to be obtained, all consents set forth on Schedule 6.03(i) (the “Required Consents”) (ii) with Buyer’s exercise of its commercially reasonable efforts and good faith cooperation, the Sellers shall, and shall cause the Acquired Entities to, use their commercially reasonable efforts to seek all consents set forth on Schedule 6.03(ii) and (iii) the Sellers shall, and shall cause the Acquired Entities to, use their commercially reasonable efforts to, provide all notices set forth on Schedule 6.03(iii) (all such consents and notices described in the immediately preceding clauses (i), (ii) and (iii), collectively, the “Consents & Notices”). 6.04 Conditions. The Sellers will use commercially reasonable efforts to cause the conditions set forth in Sections 2.01, 2.02 and 2.03(d) to be satisfied as soon as reasonably possible after the date hereof. 6.05 Exclusive Dealing. During the period from the date of this Agreement through the Closing Date or the earlier termination of this Agreement pursuant to Section 9.01, neither the Sellers nor the Target Entities will knowingly take any action, directly or indirectly, to encourage, initiate or engage in discussions or negotiations with, provide any information to or enter into an agreement with, any Person (other than Buyer and its authorized Representatives) concerning any purchase of the Purchased Interests, any merger, amalgamation or other business combination transaction involving any Acquired Entity, sale of all or substantially all of the assets of the Acquired Entities or similar transactions involving the Acquired Entities (other than, for the avoidance of doubt, assets sold in the Ordinary Course of Business). 6.06 Access to Information. During the period from the date of this Agreement through the Closing Date or the earlier termination of this Agreement pursuant to Section 9.01, subject to the requirements of applicable Law and any confidentiality obligations or restrictions on access contained in any Contract, the Sellers shall, at Buyer’s sole cost and expense, provide Buyer and its Representatives with: (a) reasonable access during normal business hours, on reasonable prior written notice, to (i) all of the premises, Books and Records and Contracts of the Acquired Entities for the purposes of enabling Buyer to plan and implement its integration strategy as of the Closing for the Acquired Entities (including, for the avoidance of doubt, Books and Records of the Acquired Entities as reasonably required in connection with the conversion of the Acquired Entities’ financial information to financial information that is consistent with U.S. generally accepted accounting principles as consistently applied by the Parent Guarantor (“US GAAP Conversion”)), (ii) the

1381-5604-3275.29 39 management-level Employees of the Acquired Entities responsible for preparation of financial statements for the purposes of discussing and coordinating the US GAAP Conversion of the Acquired Entities’ financial information, (iii) any applicable external advisors or consultants engaged by the Acquired Entities in connection with the US GAAP Conversion of the Acquired Entities’ financial information, the identity and engagement terms of which shall be provided to Buyer in advance of such engagement, and Sellers shall cooperate with Buyer and consider Buyer’s comments in good faith in respect of the identity of such advisors or consultants prior to their engagement, and (iv) the senior management-level Employees of the Acquired Entities responsible for negotiation of the Acquired Entities’ Collective Agreements, including in-process negotiations of Collective Agreements the subject of the Approved CBA Mandates, for the purposes of discussing material developments in connection with such negotiations; provided, in each case, that Buyer’s access shall be conducted without undue interference with the operations of the Acquired Entities. Notwithstanding anything to the contrary in this Agreement, none of the Sellers and the Acquired Entities shall be required to disclose or provide access to any information to Buyer if such disclosure or access would, in Sellers’ sole discretion: (a) cause significant competitive harm to the Sellers, the Acquired Entities or their respective businesses if the transactions contemplated by this Agreement are not consummated; (b) jeopardize any solicitor-client or other privilege; or (c) contravene any applicable Law, fiduciary duty or term of any Contract of a Seller or Acquired Entity. For the avoidance of doubt, Buyer’s access shall not include the right to perform invasive or subsurface investigations of any property. The Sellers may establish access protocols and designate access coordinators to further supplement the terms of this Section 6.06(a) and Buyer agrees to be bound by and comply with such further terms; (b) when available in the Ordinary Course of Business (i) provide combined monthly financial information for the Acquired Entities consisting of a balance sheet and income statement, substantially consistent with the format of the Interim Financial Information and (ii) use commercially reasonable efforts to provide standalone monthly unaudited trial balances by Acquired Entity to the extent prepared by the Acquired Entities in the Ordinary Course of Business. 6.07 Title Insurance Policies and Estoppel Certificates. The Sellers and their respective Subsidiaries shall use their commercially reasonable efforts to cooperate with Buyer in Buyer’s efforts to obtain, at Buyer’s sole cost and expense, any commitments or policies of title insurance with respect to any Owned Real Property or Leased Real Property, including by providing customary officer’s certificates (without personal liability to such officer), in form and substance reasonably satisfactory to the Sellers, as may be reasonably required by a nationally recognized title insurance company selected by Buyer to issue any commitments or policies of title insurance with respect to any Owned Real Property or Leased Real Property and customary endorsements to such policies, which officer’s certificates shall not expand any representation or warranty or any remedy or liability, of any party. For the avoidance of doubt, the issuance of any such commitments or policies of title insurance shall not constitute a, or inform any, condition to Closing. The Sellers and their respective Subsidiaries shall also use their commercially reasonable efforts to request that the landlord under each of the following Leases execute and deliver, prior to Closing, an estoppel certificate (in each case addressed to the relevant Acquired Entity that is the tenant under the relevant Lease and any other addressees permitted pursuant to the terms of the relevant Lease): (i) Suite 100, 65 Larch Street, Sudbury, ON; (ii) Suites 100 and 105, 1420 Burnhamthorpe Road, Mississauga, ON; and (iii) 6560 Kennedy Road, Mississauga, ON (each, a “Landlord Estoppel”). Buyer shall, as soon as reasonably practicable following the date hereof, prepare and provide to the Sellers and Blakes a draft of each Landlord Estoppel prepared in accordance with the terms of the relevant Lease, and Sellers and Blakes shall have an opportunity to provide reasonable comments on the form and content of each Landlord Estoppel before each Landlord Estoppel is presented to the respective landlord for its review and comment. For the avoidance of doubt, neither the Sellers nor their respective Subsidiaries or the Acquired Entities shall be required to incur any costs, expend any funds or make any concession to obtain the Landlord

1381-5604-3275.29 40 Estoppels, and the delivery of the Landlord Estoppels shall not constitute a, or inform any, condition to Closing. 6.08 Notice of Certain Matters. Prior to the Closing each Seller and Target Entity, on the one hand, and Buyer, on the other hand, shall promptly notify the other of: (a) any notice or other communication from (i) any Governmental Entity in connection with this Agreement or the Transaction or (ii) any Person (A) alleging that the consent of such Person is or may be required in connection with the Transaction or (B) threatening (in writing), requesting (in writing) or delivering an Order restraining or enjoining the execution of this Agreement or any Related Document or the consummation of the Transaction; (b) the occurrence of any event that would reasonably be expected to result in the failure of one or more of the conditions to Closing set out in Article II to be met by the Termination Date; and (c) any Legal Proceeding commenced relating to any party hereto which seeks to restrain or enjoin the consummation of the Transaction or: (i) in the case of the Sellers and/or Target Entities, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Schedule 4.21; or (ii) in the case of Buyer, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 5.05. 6.09 Restrictive Covenants. (a) For a period of 36 months commencing on the Closing Date (the “Restricted Period”), neither Seller shall, and each shall cause each of its Affiliates controlled by OMERS Infra not to, directly or indirectly, except as otherwise permitted under this Section 6.09, (i) establish, own, operate, manage, control or invest in (in each case in any capacity, including as a partner, shareholder or member) a facility or Person located in Canada that is engaged in the business of, in each case, any of the following: the provision of clinical laboratory testing or anatomic pathology services and healthcare infrastructure in respect of the prevention, screening, diagnosing, treatment and monitoring of diseases and the collection, transportation and performance of testing of human specimens (the “Restricted Business”), in each case, other than in respect of the Permitted Activities; provided that, if, during the Restricted Period, either Seller or any of its Affiliates controlled by OMERS Infra directly or indirectly acquires or amalgamates or merges with or into, any Person (the “Acquired Person”) or business (an “Acquisition”) that, immediately prior to the completion of such Acquisition, is engaged in the Restricted Business, it will not be a violation of this Section 6.09 for the relevant Seller or such Affiliate controlled by OMERS Infra to engage in the Restricted Business as a result of such Acquisition, provided that the primary purpose of the Acquisition is other than to engage in the Restricted Business and, as at the date of the Acquisition, the principal activity of the Acquired Person is not the Restricted Business and the Restricted Business does not exceed the greater of 5% and $5,000,000 of the Acquired Person’s revenues for its most recently completed annual financial period. Notwithstanding the foregoing, either Seller and their Affiliates controlled by OMERS Infra may own, directly or indirectly, solely as a passive investment, securities of any Person if the Sellers or such Affiliates controlled by OMERS Infra are not together a controlling Person of, or a member of a group that controls, such Person and do not, directly or indirectly, own 5% or more of any class of securities of such Person. For the

1381-5604-3275.29 41 purposes of this Section 6.09(a), “Permitted Activities” shall mean the continued involvement by Affiliates of OMERS Infra in the businesses indirectly operated by Aragon Holdings JV S.A.R.L (including the business conducted by the amedes Group and its subsidiary, Archimed) and its status as an equityholder thereof. Buyer acknowledges and agrees that OMERS Infra’s and its Affiliates’ engagement in such Permitted Activities following the Closing Date shall not be deemed a breach of the covenants set forth in this Section 6.09. (b) During the Restricted Period, neither Seller shall, and each shall cause each of its Affiliates controlled by OMERS Infra not to, directly or indirectly, (i) knowingly solicit or attempt to solicit: (A) any customer, supplier or other material business relation of an Acquired Entity in the 12 months prior to the Closing, including those listed in Schedule 4.18; or (B) any prospective customer that has been pursued by or on behalf of an Acquired Entity at any time within the 12 months prior to the Closing (provided that such Acquired Entity’s communication with such prospective customer has been documented in writing (including in text messages and/or emails)), in each case, for the purposes of engaging in the Restricted Business in Canada, or (ii) knowingly interfere in any material respect with an Acquired Entity’s relationship with any of its customers, suppliers or other material business relations. (c) During the Restricted Period, neither Seller shall, and each shall cause each of its respective Affiliates controlled by OMERS Infra not to, directly or indirectly, hire or solicit any member of the Acquired Entities’ senior management team or Buyer or Parent Guarantor’s senior management team that OMERS Infra or its controlled Affiliates were introduced to or otherwise became aware of in connection with the Transaction, in each case employed by the relevant Acquired Entity or Buyer in the 5 months prior to the date of this Agreement, or knowingly encourage any such Persons to leave his or her employment, except pursuant to a general solicitation that is not directed specifically to any such Persons or the use of a search firm or head hunter (provided such providers are not directed to any such Persons by OMERS Infra or its controlled Affiliates); provided that nothing in this Section 6.09(c) shall prevent either Seller or any of their respective Affiliates controlled by OMERS Infra from hiring any such Person: (i) whose employment has been terminated by the relevant Acquired Entity or Buyer; or (ii) after 130 Business Days from the date of termination of employment, any such Person who has terminated their employment with the relevant Acquired Entity or Buyer. (d) During the Restricted Period, (i) neither Seller shall, and each shall cause each of its respective Affiliates controlled by OMERS Infra not to, directly or indirectly, make (or cause to be made) to any Person any disparaging, derogatory or other negative or false statement about Buyer or any of its Affiliates (provided the Sellers or any Affiliate thereof controlled by OMERS Infra has actual knowledge that such Person is an Affiliate of Buyer), including their respective products, services, policies, practices, operations, employees, sales representatives, agents, officers, members, managers, partners or directors; and (ii) Buyer shall not, and each shall cause each of its Affiliates not to, directly or indirectly, make (or cause to be made) to any Person any disparaging, derogatory or other negative or false statement about either Seller or any of its Affiliates (provided Buyer or its Affiliate has actual knowledge that such Person is an Affiliate of a Seller), including their respective products, services, policies, practices, operations, employees, sales representatives, agents, officers, members, managers, partners or directors; provided the foregoing shall not prohibit Sellers or Buyer or relevant Affiliates thereof from (a) making any truthful statement to the extent requested or required by any Governmental Entity or by interrogatory, subpoena, civil investigative demand, or similar process to disclose or make accessible such information or while reporting in good faith possible violations of Laws or other whistleblower information to any Governmental Entity; or (b) exercising or enforcing any of its rights under this Agreement or any other Related Document.

1381-5604-3275.29 42 (e) Each party hereto acknowledges that a breach or threatened breach of this Section 6.09 would give rise to irreparable harm to the other parties, for which monetary damages would not be an adequate remedy, and hereby agrees that, in the event of a breach or a threatened breach by the relevant party hereto of any such obligations, the other parties shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including a temporary restraining order, an interim or permanent injunction, specific performance and any other relief that may be available from a court of competent equitable jurisdiction (which shall include an Ontario court) without any requirement to post a bond or other security. (f) The parties hereto intend that the conditions set forth in section 56.4(7) of the Tax Act have been satisfied such that section 56.4(5) of the Tax Act applies to any “restrictive covenants” (as defined in section 56.4(1) of the Tax Act) granted by the Sellers under this Agreement with respect to the Business (collectively, the “Restrictive Covenants”). Accordingly, the parties hereto acknowledge and agree that: (i) no proceeds shall be received or receivable by the Sellers for granting the Restrictive Covenants; and (ii) the Restrictive Covenants are integral to this Agreement and have been granted to maintain or preserve the fair market value of the Purchased Interests. 6.10 FMS Loan Agreement. (a) From the date hereof until the earlier of the Closing Date and the termination of this Agreement pursuant to Section 9.01, the Sellers shall use commercially reasonable efforts to facilitate discussions between the parties to the FMS Loan Agreement (and all associated arrangements, including the FMS Hedge Agreement) and Buyer regarding its proposed repayment and/or maintenance, following the Closing, of the FMS Loan Agreement and such associated arrangements. For the avoidance of doubt, any such facilitation by Sellers shall not constitute a, or inform any, condition to Closing. (b) By no later than the 15th Business Day following the date hereof, Buyer shall deliver a binding written notification to the Sellers of its decision to maintain or to have repaid in full and terminated at the Closing the FMS Loan Agreement and its associated arrangements; provided, however, that if Buyer shall have not delivered such a notification to the Sellers by the end of the 15th Business Day following the date hereof, the parties hereto agree that the FMS Loan Agreement and its associated arrangements will be repaid in full and terminated at the Closing. (c) Provided the FMS Loan Agreement has been repaid in full and terminated on the Closing Date, the Sellers shall deliver the certificates representing the Purchased Interests as promptly as reasonably practicable following the Closing. ARTICLE VII NO SURVIVAL; INDEMNIFICATION 7.01 No Survival. The representations, warranties, covenants and agreements contained in this Agreement, any Exhibit or Disclosure Schedule or other Schedule hereto or any ancillary agreement, certificate or other document entered into, made, delivered or made available in connection herewith or therewith (collectively, the “Related Documents”) shall terminate and will not survive beyond the Closing (with the parties hereto agreeing to contractually shorten any applicable statutes of limitations) such that no claim for breach of any such representation or warranty, detrimental reliance or other right or remedy (whether in contract, in tort or at law or in equity) may be brought after the Closing with respect thereto

1381-5604-3275.29 43 and there will be no liability in respect thereof, whether such liability has accrued prior to or after the Closing, except for those covenants and agreements and other provisions contained herein that by their terms apply or are to be performed in whole or in part at or after the Closing (including all covenants and agreements set forth in Section 6.09, this Article VII, Article X and Article XII that by their terms apply or are to be performed in whole or in part at or after the Closing) which, unless otherwise indicated, will survive the Closing in accordance with their respective terms until fully performed or satisfied or, if no performance is specified, indefinitely (with the parties hereto agreeing to contractually lengthen any applicable statutes of limitation). Notwithstanding anything contained herein to the contrary, nothing in this Agreement shall limit any claim to the extent arising from Fraud by a party. 7.02 Indemnity by the Sellers. Subject to the limitations set out in this Article VII, the Sellers shall jointly and severally indemnify and defend each of the Buyer Related Parties and save them fully harmless against, and shall pay and reimburse them for, any income Taxes (including, for greater certainty, any interest or penalties thereon) required to be paid by CML Healthcare Inc. or LifeLabs Inc. arising out of the CML-Lifelabs 97(2) Election (as defined in Schedule 4.16(b)) not having been accurately reflected in the Canadian federal income tax returns (and corresponding Alberta provincial income tax returns) and T5013 information returns of CML Healthcare Inc. and LifeLabs LP which were refiled as described on Schedule 4.16(b) (to the extent such Taxes were not included in the calculation of the Final Purchase Price) (an “Indemnifiable Tax”); provided, in no event shall the aggregate amount of Indemnifiable Taxes recovered from the Sellers pursuant to this Section 7.02 exceed $25,000,000 (the “Indemnity Cap”); provided, further, that the Sellers’ obligation to indemnify the Buyer Related Parties pursuant to this Section 7.02 shall survive until the date that is sixty days after the expiration of the period during which any assessment or re-assessment may be validly made by a Governmental Entity under applicable Laws in respect of any Tax that could be an Indemnifiable Tax (determined without reference to any consent, waiver, agreement or other document filed or made after Closing without the written consent of the Sellers, but including any extension attributable to any action taken by or with the consent of the Sellers), and thereafter terminate. 7.03 Claim Notice. Buyer shall give written notice (a “Claim Notice”) in respect of a claim for indemnification pursuant to Section 7.02 (a “Claim”) promptly (but, in any event, within 15 Business Days) after the receipt from the CRA or applicable provincial taxing authority of any written proposal to assess or reassess, assessment, reassessment, determination, appeal or notification of similar proceeding (a “Tax Authority Claim”) with respect to any Acquired Entity (including, for greater certainty, an Acquired Entity that is a partnership) which may give rise to indemnification under Section 7.02; provided that the failure to promptly give such Claim Notice shall not relieve the Sellers of any obligation to indemnify the Buyer Related Parties, except and only to the extent such failure materially prejudices the Sellers. A Claim Notice shall specify the amount of Indemnifiable Taxes and attach all correspondence from the CRA (or the applicable provincial taxing authority) in respect of such Indemnifiable Taxes. 7.04 Claim Procedure. (a) Sellers’ Right to Control Proceedings. In the event a Claim Notice is delivered by Buyer with respect to an Indemnifiable Tax pursuant to Section 7.03, the Sellers shall have the right, upon written notice (the “Defence Notice”) to Buyer within 25 Business Days after their receipt of such Claim Notice, at Sellers’ expense, through Blakes or other counsel approved by Buyer (not to be unreasonably withheld, conditioned or delayed) to assume control of the negotiation, settlement or defence of the Claim; provided Sellers: (i) unconditionally acknowledge in the Defence Notice their obligation to indemnify Buyer for such Indemnifiable Taxes, subject to the Indemnity Cap; and

1381-5604-3275.29 44 (ii) comply with and continue to comply with their obligation under Section 7.06. (b) Settlement; Cooperation. If the Sellers elect to assume control of a Claim pursuant to Section 7.04(a), the Sellers shall keep Buyer apprised of all significant developments in respect of the Claim. The Sellers shall be permitted to negotiate and enter into any settlement, compromise or consent to judgment with respect to such Claim; provided Sellers shall not settle any Claim without the written consent of Buyer (not to be unreasonably withheld, conditioned or delayed); provided that no such consent shall be required in respect of a settlement that results solely in cash Taxes payable by an Acquired Entity for which Sellers are required to provide indemnification in accordance with the terms hereof, or in any reduction in Seller-Owned NCL Attributes (including, for greater certainty, that results in any cash Taxes payable in a Post-Closing Tax Period as a result of the reduction of Seller-Owned NCL Attributes). For greater certainty, the Sellers shall have the sole discretion to voluntarily make any pre-payment of Indemnifiable Taxes to the applicable Governmental Entity. The Sellers and Buyer shall co-operate and cause their respective Affiliates to cooperate in the defence or prosecution of any Claim and shall furnish all relevant documents, testimony and information and attend and give evidence at any trial or hearing in relation to the Claim as may be reasonably requested in connection therewith. (c) Tax Attributes. (i) Sellers shall have the right to apply non-capital losses of CML Healthcare Inc. and LifeLabs Inc. for any Pre-Closing Tax Period (as reflected in the amended Tax Returns contemplated by Schedule 4.16(b)), and including, for greater certainty, any non- capital losses that accrued in the period covered by a Tax Return required to be filed between the date hereof and the Closing Date or a Stub Period Return (the “Pre-Closing NCL Attributes”), in order to mitigate the amount of Indemnifiable Taxes payable pursuant to a Tax Authority Claim; and (ii) except as provided in Section 7.04(c)(i) above, the Sellers shall not be permitted to utilize any Pre-Closing Tax Attribute to mitigate the amount of Indemnifiable Taxes payable pursuant to a Tax Authority Claim. (d) Other Rights of Buyer. If the Sellers do not, or are not permitted to, assume control of the defence of any Claim pursuant to Section 7.04(a): (i) subject to the terms of the R&W Insurance Policy, Buyer shall have the exclusive right to control, settle or pay the amount claimed (a “Buyer Defended Claim”); provided that only if Buyer first obtains the written consent of the Sellers with respect to such contest, settlement or payment (which consent shall not be unreasonably withheld, conditioned or delayed) shall the Sellers be bound by the results obtained by Buyer with respect to such Buyer Defended Claim; and (ii) the Sellers shall reimburse Buyer for all reasonable out-of-pocket fees, disbursements and expenses related to the negotiation, settlement or defence of a Buyer Defended Claim; provided that such reimbursable expenses shall be reduced by the amounts recoverable in respect thereof under the R&W Insurance Policy. 7.05 Other Indemnity Limitations and Adjustments.

1381-5604-3275.29 45 (a) The amount of any Indemnifiable Tax shall be reduced by any amount Buyer actually recovers from any Person for such Indemnifiable Tax (net of the out-of-pocket costs incurred by Buyer to recover such amounts and any increases to premiums resulting from recovery of such amounts), including any amount recovered under the R&W Insurance Policy. (b) If Pre-Closing NCL Attributes are applied to mitigate the amount of Indemnifiable Taxes payable pursuant to a Tax Authority Claim as contemplated by Section 7.04(c), no amount shall be included in Indemnifiable Taxes in respect of any amount so applied up to 50% of the aggregate amount of the Pre-Closing NCL Attributes (the “Seller-Owned NCL Attributes”, subject to adjustment in accordance with Section 10.02(c)). To the extent Pre-Closing NCL Attributes in excess of the Seller-Owned NCL Attributes (the “Buyer-Owned NCL Attributes”) are applied to mitigate Indemnifiable Taxes payable pursuant to a Tax Authority Claim, Indemnifiable Taxes shall include an amount equal to the product of (i) the amount of the Buyer-Owned NCL Attributes so applied multiplied by (ii) the combined Canadian federal and provincial tax rate for the 2024 taxation year applicable to CML Healthcare Inc. or LifeLabs Inc., as applicable, subject in all respects to the Indemnity Cap. (c) To the extent that any Pre-Closing NCL Attributes have been applied by or at the direction of Buyer to reduce taxable income for any period (other than, for greater certainty, taxable income giving rise to Indemnifiable Taxes), such that any amount of the Seller-Owned NCL Attributes is not available to be utilized to mitigate Indemnifiable Taxes as permitted by Section 7.04(c)(i) for a particular taxation year or to the extent that any amount of the Seller-Owned NCL Attributes is, at the direction of or with the consent of Buyer, not utilized to mitigate the amount of Indemnifiable Taxes, then the amount of an Indemnifiable Tax shall be reduced to the amount of Indemnifiable Tax that would have arisen if the full amount of the Seller-Owned NCL Attributes remained available to be applied and were applied in accordance with Section 7.04(c)(i) to mitigate Indemnifiable Tax in that year, except, for greater certainty, to the extent of any Seller-Owned NCL Attributes previously or concurrently applied to mitigate Indemnifiable Taxes for another taxation year. (d) The amount of any Indemnifiable Tax shall be calculated net of any Tax benefit actually realized by any Buyer Related Party in the taxation year in which a payment in respect of Indemnifiable Taxes is made or any prior taxation year, and shall be grossed-up for the amount of any Tax payable or incurred by any Buyer Related Party in respect of the receipt of an amount payable pursuant to Section 7.02. 7.06 Compulsory Payments Prior to Settlement. Notwithstanding any other provision of this Agreement, but subject to the Indemnity Cap, the following provisions shall apply in respect of any claims for Indemnifiable Taxes: (a) Initial Tax Payments. In the case of a Claim that is a notice of assessment or reassessment, a notice of confirmation of an assessment or reassessment, a notice of garnishment, or a similar document in respect of any Indemnifiable Taxes, the Sellers shall, within 15 days of receipt of written notice of such claim, reimburse the applicable Buyer Related Party for an amount equal to (a) the full amount of such Indemnifiable Taxes in respect of which a Governmental Entity is permitted to take collection action, or (b) the full amount that has been applied towards any Indemnifiable Taxes, as applicable. (b) Final Determination True-Up. Upon the occurrence of a Tax Indemnification Event, (i) to the extent that the total of the amounts previously paid by the Sellers in respect of the relevant Indemnifiable Taxes is less than the amount so determined to be the amount of the

1381-5604-3275.29 46 Indemnifiable Taxes, the Sellers shall forthwith (and, in any event, within 15 days of the time that the applicable Buyer Related Party notifies the Sellers of the occurrence of the Tax Indemnification Event) pay to such Buyer Related Party the amount of the Indemnifiable Taxes less the total of the amounts previously paid, and (ii) to the extent that the total of the amounts previously paid by the Sellers in respect of such Indemnifiable Taxes exceeds the amount so determined to be the amount of the Indemnifiable Taxes, such Buyer Related Party shall forthwith upon receipt or confirmation of any refund or credit of such Indemnifiable Taxes (and, in any event, within 15 days of the receipt or confirmation of such refund or credit) pay to the Sellers the amount of such refund or credit (including any interest paid or credited with respect thereto but net of any Taxes payable by the Buyer Related Party in respect of such refund, credit or interest). 7.07 Tax Treatment of Indemnification Payments. Unless otherwise required by applicable Law, all indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price. ARTICLE VIII COVENANTS OF BUYER 8.01 Access to Books and Records. From and after the Closing, Buyer will cause the Acquired Entities, subject to the requirements of applicable Law, privilege and any confidentiality obligations or restrictions on access contained in any Contract (provided, for the avoidance of doubt, Buyer shall provide access to the portion of the books and records not subject to such restrictions), at the Sellers’ sole cost and expense, to provide the Sellers and their Representatives with reasonable access (including for the purpose of examining and copying), during normal business hours, to the personnel, books and records of the Acquired Entities with respect to periods or occurrences prior to or on the Closing Date in connection with any matter related to this Agreement, Related Document or the transactions contemplated hereby or thereby (including in connection with any dispute pursuant to the terms of this Agreement or any Related Document or compliance with the terms hereof or thereof or for the purposes of complying with applicable Law (including the preparation and filing of any Tax Return)). Unless otherwise consented to in writing by the Sellers, for a period of seven years from the Closing Date, Buyer will not, and will not permit any Acquired Entity to, destroy, alter or otherwise dispose of any books and records of any Acquired Entity, or any portions thereof, relating to periods prior to the Closing Date without first giving reasonable prior notice to the Sellers and offering to surrender to the Sellers such books and records or such portions thereof. 8.02 Director and Officer Liability and Indemnification. (a) For a period of six years after the Closing Date, Buyer will not, and will not permit any Acquired Entity to, amend, repeal or modify any provision in any Acquired Entity’s certificate of incorporation, bylaws or other equivalent governing documents relating to the exculpation, indemnification or advancement of expenses of any current and former officers, directors, managers or direct or indirect equityholders (together with Buyer, each, a “D&O Indemnified Person”) (unless consistent with any amendment, repeal or modification made by Buyer and/or its Affiliates in respect of Buyer or its Affiliates’ respective analogous documents (provided that any such modification is not adverse to the relevant D&O Indemnified Person’s rights to exculpation, indemnification and advancement of expenses pursuant to such documents) or required by Law), it being the intent of the parties hereto that the D&O Indemnified Persons will continue to be entitled to such exculpation, indemnification and advancement of expenses to the full extent of the Law. (b) In addition to the other rights provided for in this Section 8.02 and not in limitation thereof, from and after the Closing, Buyer will, and will cause the Acquired Entities (each, a “D&O

1381-5604-3275.29 47 Indemnifying Party”) to, to the fullest extent permitted by Law, indemnify and hold harmless such D&O Indemnified Persons against (i) all D&O Expenses (as defined below) incurred in connection with any threatened, pending or completed claim, action, suit or proceeding, whether criminal, civil, administrative or investigative, based on or arising out or relating to the fact that such Person is or was a director, manager or officer of any Acquired Entity arising out of acts or omissions occurring on or prior to the Closing (including in respect of acts or omissions in connection with this Agreement and the transactions contemplated thereby) other than in respect of any such claim, action, suit or proceeding that arises primarily as a result of bad faith, willful misconduct or fraud by such D&O Indemnified Person (a “D&O Indemnifiable Claim”) (including in circumstances where the D&O Indemnifying Party has assumed the defence of such claim) promptly after receipt of reasonably detailed receipts therefor and (ii) all losses, claims, damages, judgments or amounts paid in settlement of a D&O Indemnifiable Claim (collectively, the “D&O Costs”), in each case to the extent the relevant D&O Indemnified Person has demonstrated to Buyer (acting reasonably) that it has used its commercially reasonable efforts to recover such losses, claims, damages, judgments or amounts paid in settlement and D&O Costs pursuant to the policies described in Section 8.02(c) and that, despite such efforts, such attempt has been unsuccessful). Any D&O Indemnifiable Claims will continue until such D&O Indemnifiable Claim is finally disposed of (with no liability or potential liability of, and no cost to, such D&O Indemnified Person) or all judgments, orders, decrees or other rulings in connection with such D&O Indemnifiable Claim are fully satisfied (with no liability or potential liability of, and no cost to, such D&O Indemnified Person). For the purposes of this Section 8.02(b), “D&O Expenses” will include reasonable attorneys’ fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing to defend, to be a witness in, or participate in any D&O Indemnifiable Claim, but will exclude losses, claims, damages, judgments and amounts paid in settlement (which items are included in the definition of D&O Costs). (c) At or prior to the Closing, the Sellers will, or will cause the Acquired Entities to obtain irrevocable “tail” insurance policies with respect to matters existing or occurring at or prior to the Closing Date naming the D&O Indemnified Persons as direct beneficiaries with a claims period of at least six years from the Closing Date. Buyer will, and will cause the Acquired Entities to, maintain such insurance policies and not cancel or change such insurance policies in any respect. 50% of the cost of such policies shall borne by Buyer and 50% of the cost of such policies shall be borne the Sellers. (d) Buyer hereby acknowledges (on behalf of itself and its Subsidiaries) that the D&O Indemnified Persons may have certain rights to indemnification, advancement of expenses or insurance provided by current equityholders or other Affiliates of the Sellers or their respective equityholders (“Indemnitee Affiliates”) separate from the indemnification obligations of Buyer hereunder. The parties hereto agree that (i) Buyer and the Acquired Entities are the indemnitors of first resort (i.e., their obligations to the D&O Indemnified Persons are primary and any obligation of any Indemnitee Affiliate to advance expenses or to provide indemnification for the same expenses or liabilities incurred by the D&O Indemnified Persons are secondary), (ii) Buyer and the Acquired Entities will be required to advance the full amount of expenses incurred by the D&O Indemnified Persons and will be liable for the full amount of all expenses, judgments, penalties, fines, and amounts paid in settlement to the extent legally permitted, without regard to any rights the D&O Indemnified Persons may have against any Indemnitee Affiliate, and (iii) Buyer and the Acquired Entities (on behalf of themselves and their respective Subsidiaries) irrevocably waive, relinquish and release the Indemnitee Affiliates from any and all claims against the Indemnitee Affiliates for contribution, subrogation or any other recovery of any kind in respect thereof.

1381-5604-3275.29 48 (e) In the event that all or substantially all of the assets of any Acquired Entity are sold, whether in one transaction or a series of transactions, then Buyer and the Acquired Entities will, in each such case, ensure that the successors and assigns of the Acquired Entities, as applicable, assume the obligations set forth in this Section 8.02. The provisions of this Section 8.02(e) will apply to all of the successors and assigns of the Acquired Entities. 8.03 Regulatory Filings and Required Consents. (a) Buyer will use commercially reasonable efforts to obtain the Competition Act Approval as soon as reasonably practicable following the date hereof. (b) Unless Buyer and the Sellers mutually agree in writing upon a different date, Buyer will (A) within two Business Days after the date hereof, make or cause to be made all filings and submissions required to be made or those which Buyer considers advisable to be made under any Laws applicable to Buyer and its Affiliates in connection with the transactions contemplated herein and, in each case, include in each filing or submission a request for early termination or acceleration of any applicable waiting or review periods, to the extent available under such Laws. For greater clarity, such filings and submissions will include (i) a request for an advance ruling certificate pursuant to section 102 of the Competition Act, or in the alternative a ‘no-action’ letter indicating that the Commissioner does not intend to make an application under section 92 of the Competition Act in respect of the transactions contemplated hereby, and (ii) a premerger notification filing pursuant to Part IX of Competition Act in respect of the transactions contemplated hereby, and (B) within five Business Days following a request by the Sellers, respond to any request by the Sellers for information or documents concerning any Buyer Related Party necessary in connection with obtaining the Required Consents. (c) Buyer will, within two Business Days after the date hereof, make or cause to be made a notification to the Director of Investments under Part III of the Investment Canada Act. (d) The parties hereto shall fully cooperate in good faith to (i) obtain the Required Consents, the Competition Act Approval and the Investment Canada Act Approval and (ii) with respect to all filings and submissions made pursuant to Sections 8.03(b) and 8.03(c), including providing or submitting on a timely basis, and as promptly as practicable, all documentation and information that is required, or advisable and promptly complying with any information requests, and shall cooperate in the preparation and submission of all applications, notices, filings and submissions to a Governmental Entity. (e) The parties hereto shall: (i) with respect to any proposed applications, notices, filings, submissions, correspondence, responses to information requests, agreements, orders, undertakings or other information or communications relating to the Required Consents, the Competition Act Approval and the Investment Canada Act Approval, promptly provide the other parties hereto with draft copies thereof in advance and a reasonable opportunity to review and comment thereon prior to supplying to or filing with a Governmental Entity, as well as final copies thereof once supplied or filed, as applicable (except for (A) a response to a supplementary information request under subsection 114(2) of the Competition Act, and (B) any such materials or parts thereof that the disclosing party, acting reasonably, considers confidential and competitively sensitive, which then shall be provided on an outside-counsel-only basis to external counsel of the other parties hereto);

1381-5604-3275.29 49 (ii) provide the other parties hereto and their counsel with advance notice of and the opportunity to participate in any meeting, telephone call or other discussion with a Governmental Entity in connection with the Required Consents, Competition Act Approval and the Investment Canada Act Approval; (iii) otherwise keep each other reasonably informed, on a timely basis, of the status of discussions with a Governmental Entity relating to the Required Consents, the Competition Act Approval and the Investment Canada Act Approval, including promptly providing copies of any written communications received from a Governmental Entity in connection with the Required Consents, the Competition Act Approval or the Investment Canada Act Approval or summaries of any verbal communications received in that regard; and (iv) assist at such discussions or meetings with the relevant Governmental Entity for the purpose of obtaining the Required Consents, the Competition Act Approval and the Investment Canada Act Approval. (f) In the event that the Commissioner of Competition issues a supplementary information request pursuant to subsection 114(2) of the Competition Act, unless Buyer, the Sellers and the Target Entities mutually agree in writing upon a different period of time, Buyer shall use reasonable best efforts to comply with such supplementary information request within a period of no greater than 75 days (but in any event, no later than 90 days) after its issuance. (g) Buyer will pay all government filing fees associated with all filings and submissions referred to in this Section 8.03. (h) Notwithstanding anything to the contrary herein, Buyer and its Affiliates agree to: (i) take any and all steps necessary to obtain the Competition Act Approval so as to enable the parties hereto to close the transactions contemplated hereby by no later than the Termination Date, including proposing, negotiating, accepting, agreeing to and/or effecting, by consent agreement or otherwise, (A) the sale, assignment, amendment, license, separate holding, divestiture, disposition or termination of any assets, properties, products, businesses, contracts, licenses or financing arrangements of either Buyer or any of its Affiliates, or the Target Entities or any of their subsidiaries, (B) any behavioural or other remedy or undertaking imposing conditions, restraints, amendments or limitations on the assets, properties, products, businesses, contracts, licenses or financing arrangements of either Buyer or any of its Affiliates, or the Target Entities or any of their subsidiaries, or (C) any other arrangement as may be necessary to avoid the commencement of litigation in respect of the transactions contemplated hereby that may have the effect of delaying or preventing the completion of the transactions contemplated hereby; provided that any such actions are conditional upon completion of the transactions contemplated by this Agreement; (ii) in the event that any proceeding is instituted by any Governmental Entity in respect of the transactions contemplated by this Agreement, use best efforts to contest, defend against and resist any such proceeding; and (iii) negotiate in good faith with the Minister or other relevant Governmental Entity and agree to undertakings or to similar commitments in any order under section 25.4(1)(b) of the Investment Canada Act that are reasonable taking into account the nature

1381-5604-3275.29 50 of the business conducted by the Target Entities, and are conditioned upon the consummation of the transactions contemplated by this Agreement, as may be required in order to complete the transactions contemplated by this Agreement by no later than the Termination Date. (i) Notwithstanding any requirement in this Agreement to the contrary, in the case of a disagreement among the parties hereto over the strategy, tactics or decisions relating to obtaining the Competition Act Approval and negotiations relating to commitments or any order under section 25.4(1)(b) of the Investment Canada Act, Buyer shall, while considering the views and input of the Sellers and the Target Entities in good faith and acting reasonably, have the final and ultimate authority over the appropriate strategy, tactics and decisions related thereto. 8.04 Conditions. Buyer will use commercially reasonable efforts to cause the conditions set forth in Sections 2.01 and 2.03 to be satisfied as soon as reasonably possible after the date hereof. 8.05 Contact with Customers, Suppliers, and Other Business Relations. Prior to the Closing, Buyer will not, and will cause each other Buyer Related Party not to, contact or communicate with the employees, contractors, payors, customers, regulators, suppliers and other business relations of the Acquired Entities in connection with the transactions contemplated hereby without prior consultation with and written approval of the Sellers (which approval may be granted or withheld in the Sellers’ sole discretion, acting reasonably). 8.06 Privacy. (a) Prior to the Closing, Buyer shall: (i) use Transaction Personal Information only for purposes that relate to the transactions contemplated by this Agreement, including to determine whether to proceed with such transactions and, if the determination is made to proceed with such transactions, to complete such transactions; (ii) not disclose Transaction Personal Information to any Person other than Buyer’s advisors who require access for the purposes described in the immediately foregoing clause (i); (iii) protect the Transaction Personal Information using security safeguards that are appropriate to the sensitivity of the information; and (iv) if the transactions contemplated by this Agreement are not completed, securely and irreversibly destroy all Transaction Personal Information. (b) After the Closing, Buyer shall only use and disclose the Transaction Personal Information for the purposes for which the Transaction Personal Information was initially collected, permitted to be used or disclosed by the Acquired Entities before Closing or as otherwise permitted or required by applicable Law. (c) Within a reasonable period after the Closing, Buyer will, to the extent required by Privacy Laws, notify the individuals to whom the Transaction Personal Information relates that the transactions contemplated by this Agreement have been completed and that their Personal Information has been disclosed to Buyer. 8.07 Names of Acquired Entities. As soon as reasonably practical following the Closing Date (but, in any event, no later than 30 Business Days following the Closing Date), Buyer will change the legal names and business names of each of the Acquired Entities, as applicable, to remove the term “BPC” from such legal names and business names, including by making any filings with Governmental Entities required to give effect to such changes.

1381-5604-3275.29 51 ARTICLE IX TERMINATION 9.01 Termination. (a) Subject to Section 1.08(b), this Agreement may be terminated at any time prior to the Closing: (i) by the mutual written consent of Buyer and the Sellers; (ii) by written notice from Buyer to the Sellers, if there has been a material violation or breach by any of the Target Entities and the Sellers of any covenant, agreement, representation or warranty contained in this Agreement which has prevented the satisfaction of any condition to the obligations of Buyer at the Closing (if the Closing were to occur on the date notice of such violation or breach is provided by Buyer pursuant to this Section 9.01(a)(ii)) contained in Sections 2.01 or 2.02, and such violation or breach has not been waived by Buyer or cured by the applicable Target Entity or the Sellers, as applicable, within the earlier of (A) 20 Business Days after written notice thereof from Buyer and (B) five Business Days prior to the Termination Date; (iii) by written notice from the Sellers to Buyer, if there has been a material violation or breach by Buyer or Parent Guarantor of any covenant, agreement, representation or warranty contained in this Agreement which has prevented the satisfaction of any condition to the obligations of the Sellers at the Closing (if the Closing were to occur on the date notice of such violation or breach is provided by the Sellers pursuant to this Section 9.01(a)(iii)) contained in Sections 2.01 or 2.03, and such violation or breach has not been waived by the Sellers or cured by Buyer or Parent Guarantor within the earlier of (x) 20 Business Days after written notice thereof by the Sellers and (y) five Business Days prior to the Termination Date (provided that neither a breach by Buyer of Section 5.08 nor the failure to deliver the full consideration payable pursuant to Article I under this Agreement at the Closing as required hereunder will be subject to cure hereunder unless otherwise agreed to in writing by the Sellers); (iv) by written notice from either Buyer or the Sellers to the other if the transactions contemplated hereby have not been consummated by 5:00 P.M. Eastern time on the date that is four months after the date hereof (the “Termination Date”); provided that the Termination Date may be extended by either Sellers or Buyer for an additional four months to the extent necessary to satisfy any of the conditions set forth in Sections 2.01(a), 2.01(b) or Section 2.01(d) so long as all conditions in Article II (other than any of the conditions set forth in Sections 2.01(a), 2.01(b) or Section 2.01(d)) have been satisfied (other than those conditions which by their nature are to be satisfied by actions to be taken, or delivered, or to be made, at Closing (but subject to such conditions being capable of being satisfied)); or (v) by either Buyer or the Sellers if any Governmental Entity shall have issued, enacted, entered, promulgated, or enforced any Law or Order or taken any other action permanently restraining, enjoining, making unlawful or otherwise prohibiting the transactions contemplated hereby, and such Law or action shall not be subject to appeal or shall have become final and non-appealable.

1381-5604-3275.29 52 (b) Notwithstanding the foregoing, neither Buyer nor the Sellers will be entitled to terminate this Agreement pursuant to Sections 9.01(a)(ii), (iii), (iv) or (v) if such Person’s (including, in the case of the Sellers, the Target Entities’) material breach or violation of this Agreement has prevented the consummation of the transactions contemplated hereby. 9.02 Effect of Termination. In the event of the termination of this Agreement by either Buyer or the Sellers as provided in Section 9.01, the provisions of this Agreement will immediately become void and of no further force or effect (other than this Section 9.02, Section 9.03 (in circumstances where any Termination Fee is payable) and Article XII, which will survive the termination of this Agreement in accordance with their terms; provided, however, that the Confidentiality Agreement, dated August 25, 2023 between Quest Diagnostics Incorporated and OMERS Infra (the “Confidentiality Agreement”) will survive the termination of this Agreement for a period of eighteen months following the date of such termination (and, notwithstanding anything contained in this Agreement or the Confidentiality Agreement to the contrary, the Confidentiality Agreement term will be automatically amended to be extended for such additional eighteen-month period)), and there will be no liability on the part of any of the parties hereto to one another, except for such party’s knowing and intentional breach of this Agreement, Fraud, wilful misconduct or gross negligence (each, a “Significant Breach”) or, in the event a Termination Fee is payable pursuant to Section 9.03, the payment of such Termination Fee. Without limiting the foregoing, (a) a breach by Buyer of Section 5.08, (b) the failure of Buyer to deliver at the Closing the full consideration payable pursuant to Article I under this Agreement, (c) the failure of the Sellers to deliver at the Closing the instruments described in Section 2.02(d)(i) and (d) an attempt by Buyer to terminate this Agreement following the Scheduled Closing Date other than in accordance with the terms of this Agreement, in each case, will be considered a Significant Breach of this Agreement. Nothing in this Article IX will be deemed to impair the right of any party hereto to seek specific performance by another party hereto of its obligations under this Agreement or release any party from any liability for any Significant Breach by such party of the terms of this Agreement prior to the termination of this Agreement. Any claim which the Target Entities or the Sellers may have in connection with a termination of this Agreement will be enforceable by either of the Target Entities or the Sellers for the benefit of all Sellers and Target Entities. 9.03 Termination Fee. (a) Provided at the time of termination further to the immediately following clauses (a)(i), (ii) or (iii), each of the conditions set forth in Article II (other than (A) the conditions set forth in (X) Section 2.01(a) or (Y) Section 2.01(c) (provided only the relevant Law, Order or Legal Proceeding is a Law, Order or Legal Proceeding of a Governmental Entity under the Competition Act) and (B) any condition that is not capable of being satisfied by the Termination Date primarily due to a material violation or breach of any provision of this Agreement by Buyer) are capable, within the terms of this Agreement, of being satisfied by the Termination Date, then Buyer shall pay an amount equal to 5% of the Purchase Price (the “Competition Act Termination Fee”) if this Agreement is terminated by either Buyer or the Sellers, as the case may be, pursuant to: (i) Section 9.01(a)(iii) and such material violation or breach of this Agreement by Buyer has prevented the satisfaction of any of the conditions set forth in Section 2.01(a) or Section 2.01(c), provided, in the case of Section 2.01(a), as a result of such material violation or breach, Competition Act Approval could not have been obtained by the Termination Date and in the case of Section 2.01(c), the relevant Law, Order or Legal Proceeding is a Law, Order or Legal Proceeding of a Governmental Entity under the Competition Act; (ii) Section 9.01(a)(iv) and, if at the time of such termination, the only conditions set forth in Article II that have not been satisfied or waived (other than those

1381-5604-3275.29 53 conditions that by their terms are to be satisfied at the Closing) are one or more of the conditions set forth in Section 2.01(a) or Section 2.01(c), provided, in the case of Section 2.01(c), the relevant Law, Order or Legal Proceeding is a Law, Order or Legal Proceeding of a Governmental Entity under the Competition Act; or (iii) Section 9.01(a)(v), provided the relevant Law, Order or Legal Proceeding is a Law, Order or action under the Competition Act; Notwithstanding the foregoing, the parties hereto agree that Buyer shall not be required to pay the Competition Act Termination Fee where any of the conditions set forth in Article II are not capable of being satisfied by the Termination Date primarily due to a material violation or breach of any provision of this Agreement by the Sellers or the Target Entities. (b) Provided at the time of termination further to the immediately following clauses (b)(i), (ii) or (iii), each of the conditions set forth in Article II (other than (A) the conditions set forth in (X) Section 2.01(b) or (Y) Section 2.01(c) (provided the relevant Law, Order or Legal Proceeding is a Law, Order or Legal Proceeding of a Governmental Entity under the Investment Canada Act) and (B) any condition that is not capable of being satisfied by the Termination Date primarily due to a material violation or breach of any provision of this Agreement by Buyer) are capable, within the terms of this Agreement, of being satisfied by the Termination Date, then Buyer shall pay an amount equal to 7.5% of the Purchase Price (the “Investment Canada Act Termination Fee”) if this Agreement is terminated by either Buyer or the Sellers, as the case may be, pursuant to: (i) Section 9.01(a)(iii) and such material violation or breach of this Agreement by Buyer has prevented the satisfaction of any of the conditions set forth in Section 2.01(b) or Section 2.01(c), provided, in the case of Section 2.01(b), as a result of such material violation or breach, Investment Canada Act Approval could not have been obtained by the Termination Date and in the case of Section 2.01(c), the relevant Law, Order or Legal Proceeding is a Law, Order or Legal Proceeding of a Governmental Entity under the Investment Canada Act, (ii) Section 9.01(a)(iv) and, if at the time of such termination, the only conditions set forth in Article II that have not been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing) are one or more of the conditions set forth in Section 2.01(b) or Section 2.01(c), provided, in the case of Section 2.01(c), the relevant Law, Order or Legal Proceeding is a Law, Order or Legal Proceeding of a Governmental Entity under the Investment Canada Act; or (iii) Section 9.01(a)(v), provided the relevant Law, Order or Legal Proceeding is a Law, Order or action under the Investment Canada Act; Notwithstanding the foregoing, the parties hereto agree that Buyer shall not be required to pay the Investment Canada Act Termination Fee where any of the conditions set forth in Article II are not capable of being satisfied by the Termination Date primarily due to a material violation or breach of any provision of this Agreement by the Sellers or the Target Entities. (c) Provided neither Section 9.03(a) nor Section 9.03(b) apply, and provided further that at the time of termination further to the immediately following clauses (c)(i), (ii) or (iii), each of the conditions set forth in Article II (other than (A) the conditions set forth in (X) Section 2.01(a), (Y) Section 2.01(b) or (Z) Section 2.01(c) (provided the relevant Law, Order or Legal Proceeding

1381-5604-3275.29 54 is a Law, Order or Legal Proceeding of a Governmental Entity under one or more of the Competition Act or the Investment Canada Act) and (B) any condition that is not capable of being satisfied by the Termination Date primarily due to a material violation or breach of any provision of this Agreement by Buyer) are capable, within the terms of this Agreement, of being satisfied by the Termination Date, then Buyer shall pay an amount equal to 7.5% of the Purchase Price (the “Regulatory Failure Termination Fee”, and, together with the Competition Act Termination Fee and the Investment Canada Act Termination Fee, the “Termination Fees”) if this Agreement is terminated by either Buyer or the Sellers, as the case may be, pursuant to: (i) Section 9.01(a)(iii) and such material violation or breach of this Agreement by Buyer has prevented the satisfaction of any of the conditions set forth in Section 2.01(c) or both of Section 2.01(a) and Section 2.01(b), provided, in the case of Section 2.01(a) and Section 2.01(b), as a result of such material violation or breach, Competition Act Approval and Investment Canada Act Approval could not have been obtained by the Termination Date and in the case of Section 2.01(c), the relevant Law, Order or Legal Proceeding is a Law, Order or Legal Proceeding of a Governmental Entity under one or more of the Competition Act and the Investment Canada Act; (ii) (ii) Section 9.01(a)(iv) and, if at the time of such termination, the only conditions set forth in Article II that have not been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing) are one or more of the conditions set forth in Section 2.01(c) or both Section 2.01(a) and Section 2.01(b), provided, in the case of Section 2.01(c), the relevant Law, Order or Legal Proceeding is a Law, Order or Legal Proceeding of a Governmental Entity under one or more of the Competition Act and the Investment Canada Act; or (iii) Section 9.01(a)(v), provided the relevant Law, Order or Legal Proceeding is a Law, Order or action under one or more of the Competition Act and the Investment Canada Act; Notwithstanding the foregoing, the parties hereto agree that Buyer shall not be required to pay the Regulatory Failure Termination Fee where any of the conditions set forth in Article II are not capable of being satisfied by the Termination Date primarily due to a material violation or breach of any provision of this Agreement by the Sellers or the Target Entities. (d) For greater certainty, in no case shall Buyer be required to pay more than one of the Termination Fees. (e) Buyer must pay any applicable Termination Fee within five Business Days of termination by wire transfer of immediately available funds to the account(s) designated by the Sellers. (f) Each party hereto acknowledges that the agreements contained in Sections 9.03(a), 9.03(b) and 9.03(c) are an integral part of the transactions contemplated by this Agreement, and that without these agreements the parties hereto would not enter into this Agreement; and each party hereto further acknowledges and agrees that each Termination Fee represents liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, reputational damages and expenses, which the Target Entities will suffer or incur as a result of the cancellation and termination of this Agreement, that such payments are not for lost profits or a penalty and that no party shall take a position inconsistent with the foregoing. Each party hereto irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or

1381-5604-3275.29 55 punitive. For avoidance of doubt, each party agrees that, upon any termination of this Agreement under circumstances where a Termination Fee becomes payable and such Termination Fee is paid in full, the payment of such Termination Fee shall be the sole and exclusive remedy, including damages, specific performance and injunctive relief, of the Sellers and the Seller Related Parties against Buyer and the Buyer Related Parties and the Seller Related Parties shall be in such circumstances precluded from any other monetary remedy against Buyer at Law or in equity or otherwise, including an order for specific performance, and shall not seek to obtain any recovery, judgment, or damages of any kind, including consequential, indirect, or punitive damages, against Buyer or any of the Buyer Related Parties in connection with this Agreement or the transactions contemplated hereby; provided that the foregoing limitations shall not apply in the event of fraud by Buyer and it is agreed that this Section 9.03(f) shall in no way limit the Sellers’ rights to pursue an injunction or other form of specific performance or equitable relief pursuant to Section 12.19 to enforce their respective rights under this Agreement. ARTICLE X ADDITIONAL COVENANTS AND AGREEMENTS 10.01 Exclusive Remedy; R&W Insurance Policy; etc. (a) From and after the date hereof until the Closing, Buyer’s and the other Buyer Related Parties’ sole and exclusive remedy, whether in any individual, corporate or any other capacity, with respect to any and all claims relating (directly or indirectly) to the subject matter of this Agreement, the negotiation, execution or performance of this Agreement or any Related Document, or as a result of any of the transactions contemplated hereby or thereby, regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in contract or tort, or whether at law or in equity, or otherwise, will be solely against parties to this Agreement pursuant to the provisions of Section 9.01 or Section 12.19 in accordance with the terms hereof. From and after the Closing, Buyer’s and the other Buyer Related Parties’ sole and exclusive remedy, whether in any individual, corporate or any other capacity, with respect to any and all claims relating (directly or indirectly) to the subject matter of this Agreement or the transactions contemplated hereby or otherwise with respect to ownership or operation of the Acquired Entities at or prior to the Closing, regardless of the legal theory under which such liability or obligation may be sought to be imposed (whether sounding in contract or tort, or whether at law or in equity, on public policy grounds, under, or based upon, any Law, and any other right, whether arising at law or in equity, to seek indemnification, contribution, cost recovery, damages or any other recourse or remedy, including as may arise under common law) for conspiracy, aiding or abetting or other similar claim (including with respect to a claim permitted against a party to this Agreement) or otherwise), will be solely and exclusively against a party to this Agreement for Indemnifiable Taxes (or costs related thereto, as provided in Section 7.04(c)) or breach of any agreement or covenant by such party herein surviving, and requiring performance at or after the Closing, to the extent provided in Section 7.01 (the “Retained Claims”). In furtherance of the foregoing, Buyer hereby irrevocably waives and releases and covenants not to sue, on its own behalf and on behalf of the other Buyer Related Parties, to the fullest extent permitted under applicable law, the Sellers and the Non-Recourse Parties (including the other Seller Related Parties), whether in any individual, corporate or any other capacity, from and against any and all other rights, claims and causes of action it may have against Sellers or the Non-Recourse Parties (including the other Seller Related Parties) relating (directly or indirectly) to the subject matter of this Agreement, the negotiation, execution or performance of this Agreement or any Related Document, or as a result of any of the transactions contemplated hereby or thereby or the ownership or operation of the Acquired Entities prior to the Closing, including whether arising under or based

1381-5604-3275.29 56 upon any Law or otherwise and including any rights to rescission of the transactions contemplated hereby and including any rights of contribution, indemnification, reimbursement or other similar rights, other than the Retained Claims. The parties hereto agree that the limits imposed on Buyer’s and the other Buyer Related Parties’ remedies with respect to this Agreement and the transactions contemplated hereby (including this Section 10.01(a)) were specifically bargained for between sophisticated parties and were specifically taken into account in the determination of the amounts to be paid to the Sellers hereunder. Buyer, on its own behalf and on behalf of the other Buyer Related Parties, acknowledges and agrees that no Buyer Related Party may avoid any limitation on liability set forth herein (including in this Section 10.01(a)) by (x) seeking damages for breach of contract, tort or pursuant to any other theory of liability or asserting any claim against any Non- Recourse Party for conspiracy, aiding or abetting or other theory of liability with respect to a claim that may be asserted against a party to this Agreement, all of which are hereby irrevocably waived, or (y) asserting or threatening any claim against any Person that is not a party hereto (or a successor to a party hereto) for breaches of the representations, warranties, covenants, or agreements contained in this Agreement. (b) Notwithstanding any other provision of this Agreement to the contrary, the release and discharge provided for in Sections 10.01(a), 12.24(a) and 12.24(b) by Buyer and the Buyer Related Parties and the Sellers and the Seller Related Parties, as applicable, shall not apply or extend to or affect, or constitute a release or discharge of the Sellers’ or Buyer’s right to, or an agreement to refrain from bringing, any such claim that the Sellers or Buyer, as applicable, may have relating to or arising out of Fraud on the part of either Seller or any Seller Related Party or Buyer or any Buyer Related Party, as applicable. (c) For the avoidance of doubt, nothing in this Article X is intended to limit the survival periods contained in the R&W Insurance Policy, it being understood and agreed by the parties hereto that nothing in the R&W Insurance Policy shall, or shall be deemed to, affect any of the terms of this Agreement, including in the event that (i) the R&W Insurance Policy is not in force, is terminated or cancelled or becomes null and of no effect at any time; or (ii) the insurer under the R&W Insurance Policy refuses, omits or delays to make any payment under the R&W Insurance Policy for any reason, whether or not the insurer is in default under the R&W Insurance Policy. (d) Buyer hereby: (i) represents and warrants that: (A) a true and complete copy of the R&W Insurance Policy is attached hereto as Exhibit E; and (B) the R&W Insurance Policy provides that (1) the provider of the R&W Insurance Policy has no right of subrogation or any other recourse against any Seller or Seller Related Party other than in the case of Fraud committed by such Person; (2) Buyer shall have no obligation to pursue any claim against any Seller or any Seller Related Party in connection with any liability thereunder; and (3) Sellers and the Seller Related Parties are express third-party beneficiaries under the R&W Insurance Policy to the extent of, and have a right of enforcement under, the terms prohibiting the provider of the R&W Insurance Policy from pursuing claims against any of them; and (ii) covenants and agrees to keep the R&W Insurance Policy in full force and effect for the policy period set forth therein and not to modify amend or waive the express subrogation provision of the R&W Insurance Policy applicable to the Sellers or otherwise in any manner that has a material adverse impact on either Seller or any Seller Related Party, including with respect to the matters referred to in Section 10.01(d)(i)(1) without the

1381-5604-3275.29 57 prior written consent of the Sellers, which consent may be withheld, conditioned or delayed in Sellers’ sole discretion. 10.02 Tax Matters. (a) Tax Returns. Buyer will, at its own cost, prepare or cause to be prepared, and timely file or cause to be timely filed, all Tax Returns for the Acquired Entities for any Pre-Closing Tax Period or Straddle Period the due date of which is after the Closing Date (collectively, “Stub Period Returns”) but only if not filed prior to the Closing, and, for greater certainty, the Sellers will, at their own cost, prepare and timely file, or cause to be prepared and timely filed, all Tax Returns for the Acquired Entities due before the Closing Date, and notwithstanding anything to the contrary herein, the Sellers will, at their own cost, prepare and timely file all 2023 income Tax Returns for Acquired Entities in accordance with past practice and applicable Law (a “2023 Income Tax Return”). The Sellers will timely pay, or cause to be timely paid, any amount shown as due on any Stub Period Return, except to the extent such amount was accounted for, labelled as taxes, in calculating the Final Purchase Price. All Stub Period Returns will be prepared in a manner consistent with the past custom and practice of the Acquired Entities, except as otherwise required by Law, including a change in Laws. Notwithstanding the foregoing, the Sellers shall be permitted to utilize and shall have the right to direct Buyer to utilize any Pre-Closing NCL Attributes in accordance with Section 10.02(c) in the 2023 Income Tax Returns and in the Stub Period Returns; the Sellers shall not be permitted to utilize or have the right to direct Buyer to utilize any other Pre- Closing Tax Attributes of any Acquired Entity in the Stub Period Returns. At least 30 days prior to the date on which each income Tax Stub Period Return is due, Buyer will submit each Stub Period Return of any Acquired Entity that is a partnership to the Sellers to provide Sellers with an opportunity to comment on such Stub Period Return, and Buyer will in good faith consider all reasonable comments provided by the Sellers with respect to any such Stub Period Return if such comments are received within 20 days after receipt by the Sellers of such draft Tax Return. (b) Amendments, Elections, etc. Buyer will not, and will not cause or permit the Acquired Entities or any of their Affiliates to, without the written consent of the Sellers, (i) file or amend or otherwise modify any Tax Return that relates in whole or in part to any Pre-Closing Tax Period (and other than to file Stub Period Returns in accordance with Section 10.02(a)), (ii) make or change any election for, or that has retroactive effect to, any Pre-Closing Tax Period, (iii) extend or waive the statute of limitations with respect to any Pre-Closing Tax Period, (iv) file any ruling request with any Governmental Entity that relates to Taxes or Tax Returns of the Acquired Entities for any Pre-Closing Tax Period, or (iv) enter into any voluntary disclosure with any Governmental Entity regarding any Tax or Tax Returns of the Acquired Entities for any Pre-Closing Tax Period. Notwithstanding the foregoing, the Sellers shall consent to a voluntary disclosure described in the immediately preceding clause (iv) if such action will not result in an indemnity obligation of the Sellers or in Taxes payable by Sellers or, in the case of BPC Trust, any current or former beneficiary of such Seller. If any such action is required by Law, then notwithstanding the foregoing, Buyer shall be permitted to take such action, provided that Buyer shall promptly notify Sellers of Buyer’s intention to take such action. (c) Pre-Closing NCL Attributes. To the extent any Pre-Closing NCL Attributes are utilized by or at the direction of a Seller (i) between the date hereof and the Closing Date or (ii) in the filing of a Stub Period Return or a 2023 Income Tax Return pursuant to Section 10.02(a), then such utilized Pre-Closing NCL Attributes shall be considered to reduce Seller-Owned NCL Attributes and not Buyer-Owned NCL Attributes. (d) Books and Records; Cooperation.

1381-5604-3275.29 58 (i) Buyer and each of the Sellers will, and will cause its Representatives to, (A) provide each other and each other’s Representatives with such assistance as may be reasonably requested in connection with the review of any Tax Return, financial statement related to Taxes, or any audit or other examination by any taxing authority or judicial or administrative proceeding relating to Taxes with respect to or the ownership of any Acquired Entity or any Tax Returns of any of the Sellers’ direct or indirect beneficiaries, members or equityholders for any Pre-Closing Tax Period, including the tax period that includes the Closing Date, and (B) retain and provide each other and each other’s Representatives with reasonable access to all records or information (including earnings and profits of the Acquired Entities) that may be relevant to such Tax Return, audit, examination, or proceeding. (ii) Without limiting the generality of the foregoing, if any Acquired Entity that is a partnership is subject to an audit or a determination under subsection 152(1.4) of the Tax Act (or any corresponding provision of provincial law), and such audit or determination may result in adverse tax consequences for a Seller, then Buyer will, and will cause its Representatives to, promptly notify the Sellers of such audit or determination. Upon notice to Buyer, the Sellers shall (i) have the right to participate in but not control any proceedings in respect of such audit or determination (except to the extent of any control rights arising pursuant to Article VII), and (ii) have exclusive authority to control any proceedings in respect of such determination, provided that, in the case of clause (ii), the result of such proceeding could not reasonably be expected to have any adverse Tax impact on Buyer, having regard to the Sellers’ obligations in respect of Indemnifiable Taxes. If requested by the Sellers in connection with such a determination as described in the immediately preceding clause (ii) Buyer shall provide (or cause the applicable Acquired Entity to provide) authorization to or as directed by the Sellers pursuant to subsection 165(1.15) of the Tax Act (and any corresponding provision of provincial law) to object to such determination. (e) Straddle Period. Subject to Section 10.02(f) and 10.02(g), in respect of any Straddle Period, the amount of Taxes allocable to the portion of the Straddle Period ending immediately prior to the Effective Time shall be: (i) In the case of Taxes imposed on a periodic basis (such as real or personal property Taxes), the amount of such Taxes for the entire period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period) multiplied by a fraction, the numerator of which is the number of calendar days in the Straddle Period prior to the Closing Date and the denominator of which is the number of calendar days in the entire relevant Straddle Period; and (ii) In the case of Taxes not described in the immediately preceding clause (i) (such as franchise Taxes, Taxes that are based upon or related to income or receipts, or Taxes that are based upon occupancy or imposed in connection with any sale or other transfer or assignment of property), the amount of any such Taxes shall be determined as if such taxable period ended immediately prior to the Effective Time. (f) Application to CRA for Year-End of Partnerships. The Sellers shall apply to the CRA pursuant to subsection 249.1(7) of the Tax Act for permission to change the fiscal periods of all Acquired Entities which are partnerships such that they end at the Effective Time (the “Year- End Request”). In the event the Year-End Request is denied or not received prior to the Closing Date with respect to an Acquired Entity which is a partnership (a “Straddled Partnership”), the

1381-5604-3275.29 59 Sellers shall take or cause an Acquired Entity to take any necessary action, which may include amending the relevant partnership agreement, such that the income allocation contemplated in Section 10.02(g) can be given effect for the Straddled Partnership. (g) Allocation of Income and Loss for Straddle Period of Partnerships. In the event the Year-End Request is denied in respect of an Acquired Entity that is a partnership such that it is a Straddled Partnership, then for purposes of the Tax Act, the income or loss of each Straddled Partnership from each source for the fiscal period of such Acquired Entity up to the Effective Time shall be computed and allocated in accordance with the following rules to the extent permitted by applicable Law: (i) Buyer shall prepare or cause to be prepared a statement to compute the amount that would have been the income or loss for Tax purposes of each such Straddled Partnership had the fiscal period of such Straddled Partnership ended at the time immediately prior to the Effective Time (the “Notional Year-End”), determined in a manner consistent with existing procedures, practices and accounting methods of each such Straddled Partnership, unless any such procedure, practice, accounting method or other contemplated treatment is not permitted under Law; provided, however, that in the case of a deduction or credit that is calculated for an annual or periodic basis, such deduction or credit shall be computed on a pro-rata basis based on the number of days in the fiscal period up to the Notional Year-End. Buyer shall provide Sellers with an opportunity to comment on such Notional Year-End statement, and Buyer will reflect all reasonable comments provided by the Sellers; (ii) there shall be allocated to the partners of each such Straddled Partnership at the Notional Year-End such amounts of income or loss of such Straddled Partnership for its fiscal period that includes the Effective Time as would have been allocated to each of them in accordance with the relevant limited partnership agreement and past practice of such Straddled Partnership had the Notional Year-End been an actual fiscal year end of such Straddled Partnership; and (iii) for greater certainty, no income or loss of such Straddled Partnership for the period ending after the Notional Year-End shall be allocated to the Sellers. (h) Reporting Cooperation. The Sellers and Buyer shall co-operate to determine whether any information return needs to be filed in respect of the transactions contemplated by this Agreement pursuant to section 237.3 or section 237.4 of the Tax Act by any of the Sellers, Buyer, or advisors thereto. Buyer shall promptly notify the Sellers if Buyer intends to file such an information return or it becomes aware that any advisor to Buyer intends to file such an information return. The Sellers shall promptly notify Buyer if any Seller intends to file or they become aware that any advisor to any such Seller intends to file such an information return. (i) Transfer Taxes. Any sales, consumption, use, excise, GST/HST, value added, registration, real property, transfer, deed, fixed asset, stamp, documentary stamp or other similar Taxes imposed and payable under applicable Law solely by reason of the sale of the Purchased Interests by Sellers to Buyer (but excluding any Tax on, based upon or measured by, net income, receipts, gains or profits) (collectively, the “Transfer Taxes”) shall be borne by Buyer, and Buyer shall timely file all required Tax Returns related to any Transfer Taxes with the appropriate taxing authority. The parties shall reasonably cooperate to report and seek to minimize any Transfer Taxes imposed and payable.

1381-5604-3275.29 60 (j) Certificates. The Sellers shall deliver to Buyer no more than 7 days before the Closing one or more, as determined by Buyer, certificates in form and substance reasonably acceptable to Buyer, duly executed and acknowledged, certifying any facts that would exempt the sale of the Purchased Interests from withholding under U.S. Code Sections 897, 1445 and 1446 along with valid IRS Forms W-8BEN-IMY and W-8BEN-E, as applicable. 10.03 Further Assurances. From time to time after the Closing Date, each party hereto will, at the reasonable request of any other party hereto, execute and deliver such additional conveyances, transfers and other assurances as may be reasonably required to effectively transfer the Purchased Interests to Buyer, and otherwise to carry out the intent of this Agreement in accordance with its terms. ARTICLE XI DEFINITIONS 11.01 Definitions. For purposes hereof, the following terms, when used herein with initial capital letters, will have the respective meanings set forth herein: “2020 Privacy Commissioners Report” has the meaning set forth in Section 4.20(g). “Acquired Entity” means either of the Target Entities or any of their respective Subsidiaries and “Acquired Entities” means, collectively, the Target Entities and their respective Subsidiaries (excluding, for the avoidance of doubt, any Non-Controlled Entity). “Acquired Entity Employee Plan” means each Employee Plan that is not a Union Employee Plan. “Approved Budget” means the approved budget of the Acquired Entities set forth on Schedule 11.01(a)(i); provided, if the Closing Date or termination of this Agreement has not occurred prior to December 31, 2024, the approved budget for calendar year 2025 shall be deemed to be the Approved Budget provided such budget does not contemplate expenditure in excess of the expenditure for financial year 2025 contemplated by the Target Entities’ financial model set forth on Schedule 11.01(a)(ii). “Approved CBA Mandates” means the approved mandates regarding the in-process negotiations attached hereto as Schedule 11.01(b). “Affiliate” of any particular Person means any other Person controlling, controlled by, or under common control with such particular Person where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, Contract or otherwise. Notwithstanding the foregoing, other than in the case of the definitions of “Cash”, “Indemnitee Affiliates”, “Non-Recourse Party”, “Seller Related Parties” and “OMERS D&O” and Sections 2.03(d), 12.15, 12.16 and 12.24, in no event shall Sellers or any Acquired Entity be considered an Affiliate of OMERS Administration or OMERS Infra or any other portfolio company affiliated with, or managed directly or indirectly by, or by an Affiliate of, OMERS Administration or OMERS Infra. “Agreed Accounting Principles” means the principles set out in Exhibit D. “Agreement” has the meaning set forth in the preamble to this Agreement. “Annual Financial Date” means December 31, 2023.

1381-5604-3275.29 61 “Annual Financial Information” means the audited financial information of the Acquired Entities for the fiscal year ending December 31, 2023. “Anti-Corruption Laws” means the Lobbyist Act (Canada), Corruption of Foreign Public Officials Act (Canada), Part IV of the Criminal Code (Canada), the Foreign Corrupt Practices Act (Canada), the U.S. Foreign Corrupt Practices Act of 1977 or similar Laws imposed by Canadian provinces, the United States or in any other relevant jurisdiction that relate to prevention of bribery, corruption, lobbying or money laundering. “BC MLSA” means the Master Laboratory Services Agreement effective as of April 1, 2020 by and among, inter alia, Her Majesty the Queen in Right of the Province of British Columbia, as represented by the British Columbia Minister of Health, LifeLabs BC LP and LifeLabs LP. “Blakes” has the meaning set forth in Section 12.15. “Books and Records” means the financial records, Tax Returns and Tax assessments and all other books, records, files and papers of the Acquired Entities, including the corporate records of the Acquired Entities, drawings, engineering information, manuals, Data, sales and advertising materials, sales and purchase correspondence, trade association files, research and development records, lists of present and former customers and suppliers, marketing lists and marketing consent records, personnel, employment and other records and information, and the minute books of the Acquired Entities, whether or not stored electronically, digitally or on computer-related media. “Borealis” has the meaning set forth in the preamble to this Agreement. “BPC LP” has the meaning set forth in the preamble to this Agreement. “BPC LP Interests” has the meaning set forth in the recitals to this Agreement. “BPC Notes” means the promissory notes made by BPC LP in favour of BPC Trust listed on Schedule 4.30, and any additional promissory notes made by BPC LP in favour of BPC Trust during the Interim Period. “BPC Trust” has the meaning set forth in the preamble to this Agreement. “Business” means the business carried on in Canada by the Acquired Entities consisting of the provision of clinical laboratory testing or anatomic pathology services and healthcare infrastructure in respect of the prevention, screening, diagnosing, treatment and monitoring of diseases and the collection, transportation and performance of testing of human specimens. “Business Day” means any day other than a Saturday, Sunday or a day on which banks in Toronto, Ontario or New York, New York are not open for business. “Buyer” has the meaning set forth in the preamble to this Agreement. “Buyer-Owned NCL Attributes” has the meaning set forth in Section 7.05(b). “Buyer Related Parties” means, collectively, Buyer, Parent Guarantor, their Affiliates (including, after the Closing, the Acquired Entities), and their respective successors and permitted assigns, and each of their respective Representatives.

1381-5604-3275.29 62 “Cash” means, as of the Effective Time, the aggregate of all cash and cash equivalents (in the case of cash equivalents, to the extent convertible within 90 days into cash, provided such cash equivalent otherwise constitutes a cash equivalent in accordance with the Agreed Accounting Principles), in each case determined using the same accounting methods, policies, practices, procedures, classifications, judgments or estimation methodologies used in the Annual Financial Information; provided that, notwithstanding the Agreed Accounting Principles, “Cash” will (a) be increased by (i) any and all deposits in transit, issued but uncashed checks, inbound wire transfers that have not yet cleared, and drafts deposited or received and available for deposit, in each case for the account of the Acquired Entities and (ii) the pro rata portion of the annual amount of reimbursement by the Acquired Entities to the Affiliates of the Sellers in respect of interest charged on the FMS L/C, equal to (x) the aggregate amount of interest for the calendar year 2024 multiplied by (y) the number of days that have elapsed in the calendar year 2024 as of the Closing Date divided by 366, (b) be reduced by all outstanding and uncleared checks and outbound wires that have not yet cleared and (c) exclude (i) restricted cash (including all cash posted to support letters of credit, performance bonds, or other similar obligations for the account of the Acquired Entities, other than any cash held in cash management accounts pursuant to or in connection with the FMS Loan Agreement), and (ii) all advances made by Buyer under Section 1.04(a). “CIBC Credit Facility” means that certain revolving credit facility made available pursuant to a credit agreement dated as of June 19, 2020, by and between LifeLabs LP, as borrower, and the Canadian Imperial Bank of Commerce, as lender. “Claim” has the meaning set forth in Section 7.03. “Claim Notice” has the meaning set forth in Section 7.03. “Closing” has the meaning set forth in Section 1.08. “Closing Balance Sheet” has the meaning set forth in Section 1.05(a). “Closing Date” means the date of the Closing. “Closing Statement” has the meaning set forth in Section 1.05(a). “CML Notes” means, together, that certain (a) Tranche B promissory note issued by CML Healthcare Inc. (as amalgamation successor of LifeLabs Ontario Inc.) in favor of BPC Lab Finance LP (as assignee of BPC Lab Holdings LP), dated October 1, 2013 (as amended by that certain Amending Agreement No. 1 dated October 1, 2023), in the original principal amount of $220,000,000; and (b) Tranche A promissory note issued by CML Healthcare Inc. in favour of BPC Lab Finance LP (as assignee of BPC Lab Holdings LP), dated October 1, 2019, in the original principal amount of $500,000,000, with the aggregate principal amount of the CML Notes being $850,942,819 as of April 30, 2024. “Collective Agreement” means any collective bargaining agreement, labour contract, letter of understanding, letter of intent, voluntary recognition agreement or legally binding commitment to any labour union, trade union, employee association or employee organization or group which may qualify as a trade union. “Commissioner” means the Commissioner of Competition appointed under section 7(1) of the Competition Act or any Person duly authorized to perform duties on behalf of the Commissioner of Competition. “Company Systems” has the meaning set forth in Section 4.19(e).

1381-5604-3275.29 63 “Competition Act” means the Competition Act, R.S.C. 1985, c. C-34, as amended, and the regulations thereunder. “Competition Act Approval” means, with respect to the transactions contemplated hereby, the occurrence of one or more of the following: (i) Buyer has received an advance ruling certificate under subsection 102(1) of the Competition Act and such certificate remains in full force and effect; or (ii) both (a) unless such requirement is waived in writing by Buyer at its sole discretion, Buyer has received a letter from the Commissioner indicating that the Commissioner does not, at that time, intend to make an application under section 92 of the Competition Act in respect of the Agreement and such letter remains in full force and effect, and (b) the applicable waiting period under subsection 123(1) of the Competition Act, and any extension thereof, has expired or been terminated under subsection 123(2) of the Competition Act, or the obligation to notify the Commissioner in respect of the Agreement under Part IX of the Competition Act has been waived pursuant to paragraph 113(c) of the Competition Act. “Competition Act Termination Fee” has the meaning set forth in Section 9.03(a). “Competition Tribunal” means the Competition Tribunal established under subsection 3(1) of the Competition Tribunal Act (Canada). “Confidentiality Agreement” has the meaning set forth in Section 9.02. “Consent Agreement” means an agreement with the Commissioner that is registerable in the Competition Tribunal under section 105 of the Competition Act. “Consents & Notices” has the meaning set forth in Section 6.03. “Contract” means any legally binding written agreement, contract, license, undertaking, engagement or commitment of any nature, but excluding any purchase orders, invoices, sales quotes or any License. “COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemics or disease outbreaks. “CRA” means the Canada Revenue Agency. “D&O Costs” means D&O Expenses, losses, claims, damages, judgments or amounts paid in settlement. “D&O Expenses” has the meaning set forth in Section 8.02(b). “D&O Indemnifiable Claim” has the meaning set forth in Section 8.02(b). “D&O Indemnified Person” has the meaning set forth in Section 8.02(a). “D&O Indemnifying Party” has the meaning set forth in Section 8.02(b). “Data” means any information or data collected or received by, processed by or output from the Software (including reports, analytics, and alerts), and any other information or data related to the Business.

1381-5604-3275.29 64 “Data Room” means the Sellers’ Intralinks electronic data room made available to Buyer prior to the date of this Agreement in connection with the negotiation of the transactions contemplated hereby. “Data Security Incident” means any loss or theft of, or unauthorized access, use or disclosure of, Personal Information. “Defence Notice” has the meaning set forth in Section 7.04(a). “Designated Person” means a person designated or listed on any restricted party list under Trade Control Laws or deemed to be owned, controlled or held by such a person. “Disclosure Schedules” means the disclosure schedules delivered by the parties hereto on the date hereof. “Disputed Items” has the meaning set forth in Section 1.05(b). “Electronic Delivery” has the meaning set forth in Section 12.20. “Effective Time” means 12:01 a.m. Eastern time on the Closing Date. “Employee” means those individuals employed by the Acquired Entities on a full-time, part-time, casual or temporary basis, including those employees on disability leave, parental leave or other leave of absence. “Employee Plan” means each employee benefit, plan, program, arrangement, agreement, undertaking or practice (whether written or unwritten, funded or unfunded, insured or uninsured, registered or unregistered), including any, fringe benefit, bonus, incentive compensation, profit-sharing, termination payment, retention payment, severance payment, salary continuance, change of control payment, pension, supplemental pension, retiring allowance, retirement savings, equity or equity-based compensation, health and welfare coverage (including medical, dental, short and long-term disability, pharmaceutical, vision, accidental death and disbursement, travel, critical illness, and life insurance benefits), sick leave vacation, employee loan, education assistance, vehicle allowance, housing allowance, relocation or expatriate benefits, perquisites, mortgage insurance or other similar plan, program, arrangement, agreement, undertaking or practice that is maintained, sponsored, contributed to, required to be contributed to or provided for the benefit of one or more current or former employees, dependent contractors, or independent contractors (including dependents or beneficiaries of such Person) of any Acquired Entity, or in respect of which an Acquired Entity may have any liability, contingent or otherwise, but excludes (i) Contracts with any individual current or former directors, officers or employees, (ii) any Statutory Plans and (iii) any Collective Agreements (provided that, for clarity, where a Contract or Collective Agreement provides an actual or contingent entitlement to, participation in or coverage under an Employee Plan to an individual or group of current or former directors, officers or employees, “Employee Plan” shall include such part(s), and only such part(s), of the Contract or Collective Agreement). “Environmental Law” means all Laws and all judicial and administrative orders and determinations concerning pollution, public health and safety or protection, worker health and safety (to the extent related to exposure to Hazardous Substances) of the environment, including all those relating to the generation, handling, transportation, treatment, storage, disposal, distribution, labeling, discharge, release, threatened release, control, or cleanup of any Hazardous Substances, as such of the foregoing are promulgated and in effect on or prior to the Closing Date.

1381-5604-3275.29 65 “Estimated Closing Balance Sheet” has the meaning set forth in Section 1.03(a). “Estimated Closing Statement” has the meaning set forth in Section 1.03(a). “Estimated Indebtedness” has the meaning set forth in Section 1.03(a). “Estimated Purchase Price” has the meaning set forth in Section 1.03(a). “Estimated Target Transaction Expenses” has the meaning set forth in Section 1.03(a). “Final Determination” means a determination made by a Governmental Entity (including pursuant to a settlement) or court of competent jurisdiction where all rights to object to or appeal from the determination (including any right to obtain relief under a competent authority or similar process) have been exhausted or have expired. “Final Purchase Price” has the meaning set forth in Section 1.06(a). “FMS Hedge Agreement” means the Hedging Agreement (as defined in the FMS Loan Agreement) dated March 19, 2007 by and between FMS Wertmanagement AöR (as assignee of DEPFA Bank plc) as Hedge Lender (as defined in the FMS Loan Agreement) pursuant to the with BPC LP (as the ultimate assignee thereof) as amended, supplemented or modified from time to time. “FMS L/C” has the meaning set forth in Section 2.03(e). “FMS L/C Assumption” has the meaning set forth in Section 2.03(e). “FMS Loan Agreement” means the loan agreement dated as of October 9, 2007, by and between Borealis Health Corporation, as borrower, and DEPFA Bank plc, as lender and administrative agent, as amended, supplemented or modified (including pursuant to an assignment to BPC LP, as borrower and FMS Wertmanagement AöR, as lender and administrative agent) from time to time. “Fraud” means an act in the making of a specific representation or warranty expressly set forth in Article III, Article IV or Article V, committed by the party hereto making such express representation or warranty, with intent to induce him, her or it to enter into this Agreement and requires: (a) a false representation of fact expressly set forth in the representations and warranties set forth in this Agreement or any Related Document; (b) actual knowledge (as opposed to imputed or constructive knowledge) at the time the representation is made, that such representation is false; (c) a specific intention to induce the party hereto to whom such representation was made to act or refrain from acting in reliance upon it; (d) causing that party, in justifiable reliance upon such false representation, to take or refrain from taking action; and (e) causing such party to suffer damage by reason of such reliance. A claim for Fraud may only be made against the party hereto committing such Fraud. “Fraud” does not include equitable fraud, unjust enrichment or any torts (including fraud) or other claim based on negligence or recklessness (including based on constructive knowledge or negligent misrepresentation) or any other equitable claim. “Fundamental Representations” means, collectively, the representations and warranties set forth in Sections 3.01 (Organization and Power), 3.02 (Authorization, Valid and Binding Agreement), 3.03(a) (No Breach), 3.04(a) (Ownership), 3.05 (Solvency), 4.01 (Organization and Power), 4.04(a) (Authorization, Valid and Binding Agreement), 4.04(b)(i) and (ii) (No Breach), 4.05 (Solvency), 4.06(a) and 4.06(b) (Capitalization) and 4.32 (Brokerage).

1381-5604-3275.29 66 “Government Official” means any person qualifying as a public official or public employee under the Anti-Corruption Laws of any relevant jurisdiction and also includes: (a) a person who holds a legislative, administrative or judicial position in or with a Governmental Entity; (b) a person holding an official position, such as an employee, officer or director, in or with any Governmental Entity or state- owned or controlled enterprise, including a commercial enterprise; (c) any individual “acting in an official capacity”, such as a delegation of authority, from a Governmental Entity to carry out official responsibilities; (d) an official of a public international organization such as the United Nations, the World Bank, the International Monetary Fund, or regional development banks; (e) a political party, an official of a political party, or a candidate for political office; (f) an immediate family member, such as a parent, spouse, sibling, or child of a person in any of the immediately preceding clauses (a) through (e); and (g) an agent or intermediary of any person in any of the immediately preceding clauses (a) through (f). “Governmental Entity” means (i) any governmental or public body, authority or department, agency, authority, central bank, court, minister, ministry, governor-in-council, cabinet, commission, tribunal, board, regulatory body, bureau, agency, commissioner or instrumentality, whether international, multinational, national, federal, provincial, state, county, municipal, local or other instrumentality (whether administrative, legislative, executive or otherwise) having legislative, judicial, taxing, regulatory, prosecutorial or administrative powers or functions of, or pertaining to, government and any quasi-governmental or private body or public body exercising any regulatory, administrative, expropriation or taxing authority under or for the account of the foregoing; (ii) any court, tribunal, commission, commissioner, individual, arbitrator, arbitration panel or other body having adjudicative, regulatory, judicial, quasi-judicial, administrative or similar functions; (iii) any subdivision or authority of any of the above; (iv) any stock exchange; (v) any Health Regulatory Authority; and (vi) any quasi- governmental or private body created under the authority or otherwise subject to the jurisdiction of any of the foregoing or exercising any regulatory, expropriation or taxing authority under or for the account of any of the above. “GP Interests” has the meaning set forth in the recitals. “GST/HST” means the goods and services tax and harmonized sales tax imposed under Part IX of the Excise Tax Act (Canada) and its regulations made thereunder. “Hazardous Substance” means any chemicals, materials substances or wastes defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “toxic substances” or words of similar meaning and regulatory effect under, or for which liability or standards of conduct may be imposed pursuant to, any Environmental Law, including any chemical substances, mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, per-and polyfluoroalkyl substances, noise, odor, mold or radiation. “Health Regulatory Authority” means any provincial, state, federal or foreign Governmental Entity that has jurisdiction over or responsibility for (i) the safety, efficacy, approval, possession, development, testing, labeling, packaging, manufacturing, fabrication, storage, marketing, promotion, sale, commercialization, shipment, import, export, sale or distribution of any health products, including biological products, blood products, controlled or scheduled substances, drugs and pharmaceuticals, medical devices, radiopharmaceuticals, and vaccines, (ii) the safety or regulation of drug establishments or health, laboratory, specimen-collection or patient-care facilities, (iii) the activities or conduct of health or healthcare professionals or personnel, (iv) payment or reimbursement for any health or healthcare services, including diagnostic tests and specimen collections, (v) any other regulated health or healthcare activities of the Acquired Entities or (vi) quality control, standards assessment or accreditation of any of the foregoing. For greater certainty, “Health Regulatory Authority” includes Health Canada, the Canadian Office of Controlled Substances, the Public Health Agency of Canada, the Canadian Food

1381-5604-3275.29 67 Inspection Agency, the Ontario Ministry of Health, the Ontario Ministry of Long-term Care, the Ontario Director of Laboratory and Specimen Collection Centre Licensing, the British Columbia Ministry of Health, the British Columbia Provincial Health Services Authority, the British Columbia Provincial Laboratory Medicine Services, the Saskatchewan Ministry of Health, the College of Physicians and Surgeons of British Columbia, the College of Physicians and Surgeons of Ontario, the Institute for Quality Management in Health, Accreditation Canada and the College of American Pathologists. “IFRS” means the International Financial Reporting Standards defined in the CPA Canadian Handbook—Accounting Part I. “Indebtedness” means (i) the principal amount, plus any related accrued and unpaid interest, fees and prepayment premiums or penalties, of all indebtedness for borrowed money of the Acquired Entities, all obligations of the Acquired Entities evidenced by bonds, debentures, notes or similar instruments and all obligations of the Acquired Entities upon which interest charges are customarily paid; (ii) the net amount (which could be negative) determined as (x) all unpaid Taxes payable by the Acquired Entities for any Pre-Closing Tax Period (liabilities allocated in accordance with Section 10.02(e)), which, for greater certainty, do not include deferred tax liabilities, less (y) all Tax refunds owing to the Acquired Entities in respect of any Pre-Closing Tax Period, plus (z) an amount determined as the product of 26.5% multiplied by an amount equal to the amount of distributions of income made by Crestwood Medical Dental Building Limited Partnership to BPC Lab Finance LP in the 2024 fiscal year prior to the Closing, provided that the amount determined under this clause (z) shall not exceed $20,000; (iii) all obligations under any Contracts relating to interest or currency rate price protection, swap agreements or other hedging, forward or derivative arrangements, provided, however, that the after-Tax amount of any such obligations which are “in the money” (including any mark-to-market or other upside adjustments) shall be subtracted from Indebtedness (provided that, notwithstanding anything to the contrary contained in this Agreement, (x) for the purposes of calculating the amount, whether positive or negative, to be included as Indebtedness under this clause (iii) shall be calculated as of 4:59 p.m. (Eastern Time) on the Business Day immediately preceding the Closing Date, and (y) shall be calculated with reference to the midpoint of the bid-ask spread); (iv) all obligations of the Acquired Entities under conditional sale or other title retention agreements relating to property acquired by the Acquired Entities; (v) all obligations of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by the Acquired Entities, whether or not the obligation secured thereby has been assumed; (vi) all guarantees by the Acquired Entities of obligations of others; (vii) all obligations of the Acquired Entities as an account party in respect of any letters of credit, letters of guarantee, performance bonds, bankers acceptances, or similar obligations (but only to the extent drawn upon); (viii) all obligations, contingent or otherwise, of the Acquired Entities in respect of bankers’ acceptances; (ix) all obligations of the Acquired Entities under any foreign exchange contract, interest rate cap agreement, interest rate swap agreement, currency swap agreement, foreign currency futures or options, exchange rate insurance or other similar agreement or combination thereof; (x) all obligations of the Acquired Entities to purchase, redeem, retire, defease or otherwise acquire for value (other than for other equity securities) any equity securities of the Acquired Entities, valued, in the case of redeemable equity securities, at the greater of voluntary or involuntary redemption price, plus unpaid dividends; (xi) any payment to be made by the Acquired Entities pursuant to a sale-leaseback transaction; (xii) any payment to be made by the Acquired Entities pursuant to a non-compete payment obligation or change of control payment obligation; (xii) net amounts owing by any Acquired Entity to the Sellers or any of their Affiliates (other than an Acquired Entity) as of the Effective Time; (xiv) any obligations related to the sale of the assets of, or by the Acquired Entities or any of their Affiliates; and (xv) (a) unfunded, underfunded or unpaid liabilities in respect of each pension, retirement, self-insured or self-funded health and welfare benefits, or post-employment or post-retirement plan (including extended health care, emergency travel assistance, dental care and life insurance coverage for employees of the Acquired Entities on long-term disability and post-retirement benefits payable to former employees of the Acquired Entities), other than in respect of extended health care, emergency travel

1381-5604-3275.29 68 assistance, dental care and health care spending account benefits that are self-funded through an administrative services only contract with Sun Life Assurance Company of Canada, and (b) all unpaid severance or termination obligations, in each case using the same line items set forth on Exhibit B and calculated in accordance with the Agreed Accounting Principles. Notwithstanding the foregoing, Indebtedness does not include (A) any operating lease obligations, (B) any letters of credit, letters of guarantee, performance bonds, bankers acceptances or similar obligations (to the extent undrawn), (C) any item included as a current liability in Net Working Capital or (D) any intercompany obligations, payables, or loans of any kind or nature between or among any of the Acquired Entities. The determination of Indebtedness and the preparation of the Closing Statement will take into account only those components (i.e., only those line items) and adjustments reflected on Exhibit B. Further to the preceding sentence, the determination of Estimated Purchase Price and Final Purchase Price will be in accordance with the Agreed Accounting Principles, and without duplication of any items counted in such determination. “Indemnifiable Tax” has the meaning set forth in Section 7.02. “Indemnitee Affiliate(s)” has the meaning set forth in Section 8.02(d). “Indemnity Cap” has the meaning set forth in Section 7.02. “Independent Accountant” has the meaning set forth in Section 1.05(b). “Intellectual Property” means all domestic and foreign intellectual property including: (i) patents, applications for patents and reissues, divisions, continuations, renewals, extensions and continuations-in-part of patents or patent applications; (ii) copyrights, copyright registrations and applications for copyright registration; (iii) mask works, mask work registrations and applications for mask work registrations; (iv) designs, design patent registrations, design patent registration applications, industrial design applications and registrations and integrated circuit topographies; (v) trade names, business names, corporate names, domain names, website names and world wide web addresses, common law trade-marks, trade-mark registrations, trade mark applications, trade dress and logos; (vi) Software; (vii) the goodwill associated with any of the foregoing; and (viii) all other intellectual property rights. “Interim Financial Date” means April 30, 2024. “Interim Financial Information” means the monthly unaudited financial information of Acquired Entities for the period from and including January 1, 2024 and ending on the Interim Financial Date. “Interim Period” means the period from the date of this Agreement to the Effective Time. “Investment Canada Act” means the Investment Canada Act, as amended, and the rules and regulations promulgated thereunder. “Investment Canada Act Termination Fee” has the meaning set forth in Section 9.03(b). “Investment Canada Act Approval” means (a) more than 45 days have elapsed from the date on which the notification with respect to the Transaction sent by Buyer to the Director of Investments is certified complete pursuant to subsection 13(1) of the Investment Canada Act and Buyer shall not have received a notice under subsection 25.2(1) or 25.3(2) of the Investment Canada Act within the prescribed periods or (b) if Buyer has received a notice under subsection 25.2(1) or 25.3(2) of the Investment Canada Act within the prescribed periods, Buyer has subsequently received (i) a notice referred to in paragraph 25.2(2)(a) of the Investment Canada Act, (ii) a notice referred to in paragraph 25.2(2)(b) of the Investment

1381-5604-3275.29 69 Canada Act or (iii) a copy of an order under paragraph 25.4(1)(b) authorizing the transactions contemplated by this Agreement, provided that any undertakings or terms and conditions accepted or imposed in connection with the immediately preceding clause (ii) or (iii) are reasonable taking into account the nature of the business conducted by the Target Entities, and are conditioned upon the consummation of the transactions contemplated by this Agreement “knowledge of the Target Entities” has the meaning set forth in Section 12.03. “Landlord Estoppel” has the meaning set forth in Section 6.07. “Laws” means with respect to any Person, property, facility, transaction, event or other matter, (a) any foreign or domestic constitution, treaty, law, statute, regulation, code, ordinance, principle of common law or equity rule, municipal by-law, order or other requirement having the force of law, (b) any policy, practice, protocol, standard or guideline of any Governmental Entity, including any Health Regulatory Authority, which, although not necessarily having the force of law, is regarded by such Governmental Entity, including any Health Regulatory Authority, as requiring compliance as if it had the force of law (collectively in the immediately foregoing clauses (a) and (b), “Law”), in each case relating or applicable to such Person, property, facility, transaction, event or other matter and also includes, where appropriate, any interpretation of Law (or any part thereof) by any Person having jurisdiction over it, or charged with its administration or interpretation. “Lease” means all leases, subleases, licenses, concessions and other agreements (written or oral). “Leased Real Property” has the meaning set forth in Section 4.14(a). “Legal Proceeding” means any litigation, action, suit, investigation, national security review, hearing, claim, charge, cause of action, demand, subpoena, audit, summons, proceeding or arbitration proceeding, whether civil, administrative, investigative, appellate, regulatory or criminal, whether at law or in equity, commenced, brought, conducted or heard by or before, any Governmental Entity or by any court of competent jurisdiction or arbitral body, and includes any appeal or review thereof and any application for leave for appeal or review. “License” means any license, permit, authorization, approval, accreditation, certificate, registration, exemption, clearance, consent or other evidence of authority issued or granted to, conferred upon or otherwise created for an Acquired Entity by any Governmental Entity, including any Health Regulatory Authority, but for greater certainty does not include any Contract with a Governmental Entity (including any Contract with a Health Regulatory Authority), other than authorization of the Acquired Entities to operate in the absence of certain licenses as permitted under the BC MLSA (which, for greater certainty, will be deemed to be Licenses hereunder). “Lien” means any mortgage, charge, pledge, hypothec, security interest, deed of trust, option or similar interest, assignment, lien (statutory or otherwise), easement, right of way, encroachment, right of first offer, right of first refusal, voting trust or agreement, conditional sale or other title retention agreements or arrangement, title defects, conditional sale, deemed or statutory trust, restrictive covenant or other encumbrance, imperfections, defects of title or restrictions on transfer or use, of any nature. “LifeLabs” has the meaning set forth in the recitals to this Agreement. “LifeLabs Shares” has the meaning set forth in the recitals to this Agreement.

1381-5604-3275.29 70 “LTIP” means the Long Term Incentive Plan for Eligible Employees of LifeLabs LP, adopted with effect January 1, 2020, and as amended with effect January 1, 2022, and the Amended & Restated LifeLabs CEO Long-Term Incentive Compensation Plan effective January 1, 2022. “Material Adverse Effect” means any change, event, occurrence, fact, condition or development that, individually or in the aggregate, has (or would reasonably be expected to have) a material adverse effect upon the Business, financial condition, operating results, liabilities or assets of the Acquired Entities taken as a whole (after taking into account any coverage in respect thereof under existing insurance policies), except any adverse effect related to or resulting from (i) general business or economic conditions affecting the industry or market (whether international, national, regional, state, provincial or local) in which any Acquired Entity operates, including changes due to or arising out of actions by competitors and regulators, (ii) natural disasters, acts of nature or any national or international political or social conditions, including the engagement by Canada or any other country in hostilities or the escalation thereof, whether or not pursuant to the declaration of a national emergency or war, or the occurrence or the escalation of any military or terrorist attack upon Canada or any other country, or any of the territories, possessions or diplomatic or consular offices or upon any military installation, equipment, or personnel of Canada or any other country, (iii) financial, banking or securities markets (including any disruption thereof and any decline in the price of any security or any market index), (iv) changes in applicable accounting standards, including IFRS, (v) changes in Laws or regulatory policy, or the interpretation or enforcement of any of the foregoing, (vi) the taking of any action requested by Buyer or otherwise required or permitted by this Agreement or the other agreements contemplated hereby or the identity of Buyer or the announcement (including disclosure to any customer, supplier, Governmental Entity or other material business relation of the Acquired Entities), negotiation, pendency or consummation of the transactions contemplated by this Agreement, the Related Documents, or the transactions contemplated hereby or thereby, (vii) any existing change, event, occurrence, fact, condition or development to the extent such change, event, occurrence, fact, condition or development, together with its associated Material Adverse Effect (as defined without the inclusion of this clause (vii)) or potential Material Adverse Effect (as defined without the inclusion of this clause (vii)), is expressly described in the Disclosure Schedules with reasonable specificity, (viii) any adverse change in or effect on the business, assets or properties of the Acquired Entities that is cured by or on behalf of the Acquired Entities before the earlier of the Closing Date and the date on which this Agreement is terminated pursuant to Section 9.01, (ix) any failure of the Acquired Entities to meet projections, budgets, plans forecasts or revenue or earning predictions or other financial performance or results of operations for any period (provided that the underlying causes of such failure may, to the extent not otherwise excluded by this definition, be considered in determining whether there has been a Material Adverse Effect), (x) any earthquake, hurricane, flood, tornado, storm, weather conditions, fire, power outage, epidemic, pandemic, or disease outbreak (including COVID-19), or any Law, directive, pronouncement or guideline issued by a Governmental Entity, Health Canada, the Centers for Disease Control and Prevention, the World Health Organization or industry group providing for business closures, “sheltering-in-place”, curfews or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including COVID-19) or any change in such Law, directive, pronouncement or guideline or interpretation thereof following the date of this Agreement or any material worsening of such conditions threatened or existing as of the date of this Agreement, (xi) any labour strikes, requests for representation, organizing campaigns, work stoppages, slowdowns, or other labour disputes or (xii) any adverse change in or effect on the business of the Acquired Entities that is caused by any delay in consummating the Closing in accordance with Section 1.08 as a result of (A) any violation, non-performance or breach by Buyer of any covenant, agreement, representation or warranty contained in this Agreement which has prevented the satisfaction of any condition to the obligations of the Target Entities at the Closing, (B) the institution of any suit or action challenging the validity or legality, or seeking to restrain the consummation of, the transactions contemplated by this Agreement by any Governmental Entity or third party, or (C) the failure to satisfy the conditions to Closing set forth in Sections 2.01(a) or 2.01(d) as of the Closing Date as determined in accordance with Section 1.08, provided that any change, event, occurrence, fact, condition

1381-5604-3275.29 71 or development referred to in the immediately preceding paragraphs (i) through (v) and (x) shall be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such change, occurrence, fact, condition, event or effect has a disproportionate effect on the Acquired Entities (taken as a whole) compared to other participants in the industries in which the Acquired Entities conduct their businesses. “Material Contract” has the meaning set forth in Section 4.17(c). “Minister” means the responsible minister, as applicable, under the Investment Canada Act. “Net Working Capital” means, as of the Effective Time, (i) the current assets (excluding Cash) of the Acquired Entities (but before taking into account the consummation of the transactions contemplated hereby except as set forth in the proviso below), minus (ii) the current liabilities (excluding any items constituting Indebtedness, Target Transaction Expenses, or otherwise reducing the Purchase Price, and excluding Seller Transaction Expenses, deferred tax liabilities, any intercompany obligations, payables, or loans of any kind or nature between or among any of the Acquired Entities and the current portion of capitalized lease liabilities related to right of use assets) of the Acquired Entities (but before taking into account the consummation of the transactions contemplated hereby), in each case using the same line items set forth on Exhibit C and calculated in accordance with the Agreed Accounting Principles. The determination of Net Working Capital and the preparation of the Closing Statement will take into account only those components (i.e., only those line items) and adjustments reflected on Exhibit C. Further to the preceding sentence, the determination of Estimated Purchase Price and Final Purchase Price will be in accordance with the Agreed Accounting Principles (and without any change in or introduction of any new reserves), and without duplication of any items counted in such determination. The parties hereto agree that the purpose of preparing and calculating the Net Working Capital hereunder is to measure changes in Net Working Capital without the introduction of new or different accounting methods, policies, practices, procedures, classifications, judgments, or estimation methodologies (including any of the foregoing as they relate to the nature of accounts, calculation of levels of reserves, or levels of accruals) from the Agreed Accounting Principles. “Net Working Capital Target” means negative thirty-one million seventy-three thousand five hundred thirty (-$31,073,530). “Non-Controlled Entity” means May Enterprises Ltd., Somargon Properties Ltd., Health Sciences Building of Stoney Creek (1988) Limited, Crestwood Medical Dental Building Limited Partnership and Inscyte Corporation. “Non-Recourse Parties” has the meaning set forth in Section 12.16(b). “Objections Statement” has the meaning set forth in Section 1.05(b). “OMERS Administration” means OMERS Administration Corporation. “OMERS D&O” means each director and officer of an Acquired Entity who is an employee or representative of OMERS Infra or an Affiliate thereof. “OMERS Infra” means OMERS Infrastructure Management Inc. “Open Source Software” means any Software that is distributed as “free software”, “open source software” or pursuant to any license identified as an “open source licence” by the Open Source

1381-5604-3275.29 72 Initiative, including the GNU General Public License, GNU Lesser General Public License, GNU Affero General Public License, MIT Licence, Apache Licence, and BSD Licenses. “Order” means any order, directive, judgment, decree, injunction, decision, ruling, award or writ of any Governmental Entity. “Ordinary Course of Business” when used in relation to the taking of any action by the Acquired Entities means that the action is consistent with the past practices of the Acquired Entities in the 24 months immediately preceding the date of this Agreement (excluding the implementation by the Acquired Entities of a reorganization with effect from June 14, 2023 of certain subsidiaries and related entities of the Target Entities); provided that any action taken in accordance with the Approved Budget shall be deemed to be taken in the Ordinary Course of Business. “Owned Intellectual Property” means any Intellectual Property owned or purported to be owned by an Acquired Entity. “Owned Real Property” has the meaning set forth in Section 4.14(a). “Parent Guarantor” has the meaning set forth in the preamble to this Agreement. “Payment Shortfall” has the meaning set forth in Section 1.06(a). “Payment Surplus” has the meaning set forth in Section 1.06(b). “Permitted Liens” means (i) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings by any Acquired Entity, (ii) mechanic’s, construction, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the Ordinary Course of Business for amounts not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings by any Acquired Entity, (iii) zoning, entitlement, building and other land use regulations imposed by any Governmental Entity having jurisdiction over the Leased Real Property or the Owned Real Property which are not violated by the current use and operation of the Leased Real Property or the Owned Real Property, (iv) covenants, conditions, restrictions, easements, rights of way, agreements with municipalities or public utilities and other similar matters of record affecting title to the Leased Real Property or the Owned Real Property which do not materially impair the occupancy or use of the Leased Real Property or the Owned Real Property for the purposes for which it is currently used or proposed to be used in connection with the Acquired Entities’ businesses, (v) minor title defects or irregularities, easements, covenants, zoning ordinances or rights of way and similar encumbrances, restrictions in the original grant from the Crown, in each case which are not violated by the current use and operation of the Leased Real Property or the Owned Real Property if such restrictions have been complied with, (vi) matters which would be disclosed by an inspection or accurate survey of each parcel of real property, (vii) purchase money Liens and Liens securing rental payments under capital lease arrangements, (viii) licenses of Intellectual Property entered into in the Ordinary Course of Business, (ix) other Liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money, (x) any Liens that will be released at or prior to the Closing, (xi) if Buyer elects not to have repaid and terminated at the Closing the FMS Loan Agreement and its associated arrangements in accordance with Section 6.10(b), liens arising in connection with the FMS Loan Agreement and other Loan Documents (as defined therein) and (xi) those matters identified on Schedule 11.01(c).

1381-5604-3275.29 73 “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a Governmental Entity. “Personal Information” means information (including health information) about an identifiable individual. “Personal Property” means all machinery, equipment, furniture, motor vehicles and other chattels owned or leased by the Acquired Entities (including those in possession of suppliers, customers and other third parties). “Personal Property Lease” means a chattel lease, equipment lease, conditional sales contract and other similar agreement to which an Acquired Entity is a party or under which it has rights to use Personal Property. “Pre-Closing NCL Attribute” has the meaning set forth in Section 7.04(c)(i). “Post-Closing Tax Period” means any taxable period beginning after the Closing Date and the portion of any Straddle Period that begins immediately after the Effective Time. “Pre-Closing Tax Attributes” has the meaning set forth in Section 4.16(r)(ii). “Pre-Closing Tax Period” means any taxable period beginning before and ending on or before the Closing Date and the portion of any Straddle Period that ends immediately before the Effective Time. “Privacy Commissioners” has the meaning set forth in Section 4.20(g). “Privacy Laws” means all applicable Laws governing the collection use, disclosure or protection of Personal Information, including, as applicable, the E-Health (Personal Health Information Access and Protection of Privacy) Act (British Columbia), the Personal Health Information Protection Act, 2004 (Ontario), the Personal Information Protection Act (British Columbia), and The Health Information Protection Act (Saskatchewan), the Personal Information Protection and Electronic Documents Act (Canada), and, in each case, any regulations promulgated thereunder. “Private Issuer” means a “private issuer” within the meaning of National Instrument 45- 106. “Purchase Price” has the meaning set forth in Section 1.02. “Purchased Interests” has the meaning set forth in the recitals to this Agreement. “R&W Insurance Policy” means that certain buyer-side representation and warranty insurance policy having been obtained and paid for by Buyer and effective the date hereof, a copy of which is attached hereto as Exhibit E. “Receivables” means all accounts receivable, bills receivable, trade accounts, book debts and insurance claims of the Acquired Entities together with any unpaid interest accrued on such items and any security or collateral for such items, including recoverable deposits. “Registered Intellectual Property” has the meaning set forth in Section 4.19(a).

1381-5604-3275.29 74 “Regulatory Failure Termination Fee” has the meaning set forth in Section 9.03(c). “Related Documents” has the meaning set forth in Section 7.01. “Representatives” means a Person’s directors, managers, officers, employees, owners, partners, advisors and representatives. “Required Consents” has the meaning set forth in Section 6.03. “Retained Claims” has the meaning set forth in Section 10.01(a). “Sale Process” has the meaning set forth in Section 12.15. “Sanctions Authority” means the United Nations Security Council, any French government authority, the European Union (including each of its member states), the United Kingdom, Switzerland, the United States of America, Canada and the respective Governmental Entities of any of the foregoing, including the United States Department of the Treasury’s Office of Foreign Assets Control (OFAC), the United States Department of State, the United States Department of Commerce, the Canadian Department of Foreign Affairs, Trade and Development, the Canadian Department of Public Safety and Emergency Preparedness, Her Majesty’s Treasury of the United Kingdom, the Department for Business, Innovation and Skills and any other Governmental Entity which has jurisdiction over any party hereto. “Sanctioned Country” means any country or other territory that is, or which has a government that is, generally the subject of country-wide or territory-wide Sanctions prohibiting dealings with such government, country or territory. “Sanctioned Person” means any Person who is, or who is directly or indirectly owned or controlled (as such terms are defined by the relevant Sanctions Authority) by, a target of Sanctions, or with whom any United States, Canadian, European Union, French or United Kingdom Person would be prohibited or restricted by Sanctions from engaging in trade, business or other commercial activities. “Sanctions” means any applicable economic, financial or trade sanctions, Laws or other restrictive measures (including any sanctions or measures relating to any type of embargo) enacted, administered, imposed, enforced or publicly notified by any Sanctions Authority. “Scheduled Closing Date” has the meaning set forth in Section 1.08. “Seller-Owned NCL Attributes” has the meaning set forth in Section 7.05(b). “Sellers” has the meaning set forth in the preamble to this Agreement. “Seller Related Parties” means, collectively, the Sellers, their Affiliates (including OMERS Administration and OMERS Infra), and their respective Representatives. “Seller Transaction Expenses” means the aggregate fees and expenses of the Sellers owing to third parties in connection with or triggered by the negotiation, preparation and entry into this Agreement and the Related Documents, and the consummation of the transactions contemplated thereby, including those payable to (a) Evercore Group L.L.C. and CIBC Capital Markets Inc. for investment banking services and (b) Blakes for legal services; provided that in no event will Seller Transaction Expenses include (i) any Target Transaction Expenses, (ii) any expenses of, or expenses initiated at the written request of, Buyer or any of its Affiliates, whether related to their respective financing activities related to the transactions

1381-5604-3275.29 75 contemplated hereby or otherwise, (iii) the costs and expenses associated with the “tail” policy contemplated by Section 8.02(c), (iv) the costs and expenses contemplated by Section 8.03(f) and (v) the US GAAP Conversion Fees. “Significant Breach” has the meaning set forth in Section 9.02. “SIP” means LifeLabs Sales Incentives Plan. “Software” means all computer software programs, together with any error corrections, updates, modifications, or enhancements thereto, in both machine-readable form and human readable form, including all firmware and all comments and any procedural code. “Statutory Plan” means each statutory benefit plan that is administered by a Governmental Entity to which any of the Acquired Entities is required to contribute pursuant to applicable laws, including the Canada Pension Plan, Quebec Pension Plan (if applicable) and any other plans administered pursuant to applicable Tax, workplace safety and insurance and employment insurance Laws. “STIP” means the LifeLabs Short Term Incentive Plan. “Straddle Period” means any taxable period that includes (but does not end on) the Closing Date. “Subsidiary” means, with respect to any Person, any corporation, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association, or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association, or other business entity if such Person or Persons is allocated a majority of partnership, association, or other business entity gains or losses or otherwise control the managing director, managing member, general partner, or other managing Person of such partnership, association, or other business entity. Unless the context requires otherwise, each reference to a Subsidiary will be deemed to be a reference to a Subsidiary of either of the Target Entities, as applicable, but will be deemed to exclude any Non-Controlled Entity. “Target Entities” has the meaning set forth in the preamble to this Agreement. “Target Transaction Expenses” means the aggregate fees and expenses of the Acquired Entities owing to third parties in connection with or triggered by the negotiation, preparation and entry into this Agreement and the Related Documents, and the consummation of the transactions contemplated thereby: (a) all out-of-pocket costs and expenses arising from, relating to or in connection with obtaining any Required Consents (excluding, for the avoidance of doubt, any fees and expenses incurred by Buyer or its Affiliates in connection therewith, including the fees of its legal counsel and other advisors involved in obtaining the Required Consents); (b) any brokerage fees, commissions, finders’ fees or financial advisory fees, and, in each case, related costs and expenses; and (c) any change of control payments, transaction bonuses, retention bonuses, severance payments or any similar arrangements with current or former employees, officers, directors or contractors of the Acquired Entities that are triggered as a result of the transactions contemplated hereby, including the employer portion of any withholding, payroll, employment or similar Taxes, if any, associated therewith, in each case, to the extent unpaid at the time of Closing and

1381-5604-3275.29 76 to the extent related to the transactions contemplated hereby; provided, however, for greater clarity, that “Target Transaction Expenses” will exclude (i) all Seller Transaction Expenses, (ii) any expenses of, or expenses initiated at the request of, Buyer or any of its Affiliates, whether related to their respective financing activities related to the transactions contemplated hereby or otherwise, (iii) the costs and expenses associated with the “tail” policy contemplated by Section 8.02(c), (iv) the costs and expenses contemplated by Section 8.03, (v) the costs and expenses associated with the R&W Insurance Policy and (vi) the US GAAP Conversion Fees. “Tax” or “Taxes” means any federal, state, local, provincial, or foreign income, gross receipts, capital gain, capital stock, franchise, profits, withholding, payroll, employer health, social security, unemployment, disability, real property, ad valorem/personal property, stamp, excise, occupation, sales, use, transfer, land transfer, conveyance, value added, alternative minimum, all employment insurance premiums, Canada, Quebec and any other pension plan contributions or premiums, estimated, or other tax (including contributions or premiums payable in respect of each Statutory Plan), including any interest, penalty, or addition thereto. “Tax Act” means the Income Tax Act (Canada) as amended from time to time, including the regulations promulgated thereunder. “Tax Authority Claim” has the meaning set forth in Section 7.03. “Tax Indemnification Event” means a Final Determination having been made by a Governmental Entity or a court of competent jurisdiction regarding a liability for Indemnifiable Taxes. “Tax Returns” means any and all returns, reports, declarations, elections, notices, forms, designations, filings, vouchers and statements (including estimated tax returns and reports, withholding tax returns and reports, and information returns and reports) filed or required to be filed in respect of Taxes, including any schedule or attachment thereto, and including any amendment thereof. “Termination Date” has the meaning set forth in Section 9.01(a)(iv). “Termination Fee” has the meaning set forth in Section 9.03(c). “Trade Control Laws” means all Laws related to sanctions and import or export controls of any jurisdiction, including the Special Economic Measures Act (Canada), the United Nations Act (Canada), the Freezing Assets of Corrupt Foreign Officials Act (Canada), the Criminal Code (Canada), the Export and Import Permits Act (Canada), the Customs Act (Canada), the Defence Production Act (Canada) the Foreign Extraterritorial Measures Act (Canada), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) or any regulations issued under any of the foregoing or any rules or regulations of the U.S. Department of the Treasury Office of Foreign Assets Control, the U.S. Department of Commerce Bureau of Industry and Security, U.S. Customs and Border Protection or the U.S. State Department. “Transaction” means the transactions contemplated by this Agreement and/or any Related Document. “Transaction Personal Information” means the Personal Information in the custody or control of a Seller or an Acquired Entity that is disclosed to Buyer at or before Closing. “Union Employee Plan” means each Employee Plan that is sponsored, maintained or administered by a labour union, trade union, employee association or employee organization or group which

1381-5604-3275.29 77 may qualify as a trade union, or a board which a labour union, trade union, employee association or employee organization or group which may qualify as a trade union may appoint individuals. “US GAAP Conversion” has the meaning set forth in Section 6.06(a). “US GAAP Conversion Fees” has the meaning set forth in Section 12.02. 11.02 Other Definitional Provisions. (a) Accounting terms which are not otherwise defined in this Agreement have the meanings given to them under IFRS. To the extent that the definition of an accounting term defined in this Agreement is inconsistent with the meaning of such term under IFRS, the definition set forth in this Agreement will control. (b) Any reference to any section of any Law will be interpreted to include any revision of or successor to that section of such Law regardless of how it is numbered or classified. (c) All references in this Agreement to Exhibits, Disclosure Schedules, Articles, Sections, subsections, and other subdivisions refer to the corresponding Exhibits, Disclosure Schedules, Articles, Sections, subsections, and other subdivisions of or to this Agreement unless expressly provided otherwise. The table of contents and the titles appearing at the beginning of any Articles, Sections, subsections, or other subdivisions of this Agreement the Exhibits are for convenience only, do not constitute any part of this Agreement or such Exhibit, and will be disregarded in construing the language hereof. (d) Exhibits and Disclosure Schedules to this Agreement are incorporated herein for all purposes. (e) The words “this Agreement”, “herein”, “hereby”, “hereunder” and “hereof”, and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words “this Article”, “this Section” and “this subsection”, and words of similar import, refer only to the Article, Section, or subsection hereof in which such words occur. (f) All references to “$” and dollars will be deemed to refer to Canadian currency unless otherwise specifically provided. All amounts not in Canadian dollars will be converted from their applicable currencies to Canadian dollars at the exchange rate as published by the Bank of Canada as of the Closing Date; provided that, notwithstanding the foregoing, for purposes of calculating the Estimated Purchase Price, amounts not in Canadian dollars will be converted from their applicable currencies to Canadian dollars at the exchange rate as published by the Bank of Canada as of the date that is one day prior to the date on which the Estimated Purchase Price is delivered. (g) Pronouns in masculine, feminine, or neuter genders will be construed to state and include any other gender, and words, terms, and titles (including terms defined herein) in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. (h) The word “threatened” or “threatening”, when used in relation to a Legal Proceeding or other matter, means that a written, or the knowledge of the Target Entities, oral, demand or statement has been made or a written, or to the knowledge of the Target Entities, oral,

1381-5604-3275.29 78 notice has been given that a Legal Proceeding or other matter is to be asserted, commenced, taken or otherwise pursued in the future. (i) All references to days or months will be deemed references to calendar days or months unless otherwise expressly specified. (j) The phrase “date hereof” means the date of this Agreement without giving effect to any amendments, modifications, or supplements hereto. (k) Except as otherwise provided in this Agreement, any reference in this Agreement to any other agreement, document or other instrument, includes, and is a reference to, such other agreement, document or other instrument, as the same may have been, or may from time to time be, amended, restated, replaced, supplemented or novated. (l) Whenever the terms “include” or “including” are used in this Agreement (whether or not such terms are followed by the phrase “but not limited to” or “without limitation” or words of similar effect) in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or an exclusive listing of, the items within that classification. (m) Relative to the determination of any period of time, “from” means “from and including”, “to” means “to but excluding” and “through” means “through and including”. ARTICLE XII MISCELLANEOUS 12.01 Press Releases and Communications. No press release or public announcement related to this Agreement or the transactions contemplated herein, the public filing of this Agreement or any Related Document or any other announcement or communication to the customers, suppliers or other material business relations of any Acquired Entity (other than employees) will be issued or made by any party hereto without the joint approval of the Sellers (other than in connection with seeking any Consents & Notices) and Buyer (other than in connection with the discussions contemplated by Section 6.10(a)), unless, required or permitted under this Agreement or any Related Document, required by Law or the rules or regulations of any securities exchange (in the written opinion of counsel provided to the other parties hereto) in which case Buyer and the Sellers will have the right to review and provide reasonable comments on such press release, announcement, filing or communication prior to its issuance, distribution or publication. 12.02 Expenses. Except as otherwise expressly provided herein (including Sections 8.02(c) and 8.03(g), and Buyer’s obligation to pay for any premiums, costs and expenses in connection with arranging the R&W Insurance Policy), each party hereto will each pay its own expenses (including attorneys’ and accountants’ fees and expenses) in connection with the negotiation of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated by this Agreement (whether consummated or not); provided, Buyer shall bear the Acquired Entities’ out-of-pocket, costs, fees and expenses incurred in connection with any work in connection with the US GAAP Conversion of the Acquired Entities’ financial information, provided such costs, fees and expenses do not exceed $150,000 (plus applicable Taxes and disbursements) (“US GAAP Conversion Fees”). 12.03 Knowledge Defined. As used in this Agreement, the term “the knowledge of the Target Entities” (or any similar term) means the actual knowledge of Charles Brown, Steve Cavan, Nicole Desloges, Lawrence Mahan, Alwin Kong, Michael Cole or Erica Zarkovich and the knowledge which

1381-5604-3275.29 79 would have come to the attention of any such individuals after reasonable inquiry. None of such individuals will have any personal liability or obligations regarding such knowledge. 12.04 Notices. All notices, demands, and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given (a) when personally delivered, (b) when transmitted via email, telecopy or other facsimile device to the e- mail address or number set out below, provided the computer record indicates a full and successful transmission or no failure message is generated and provided that such day is a Business Day and the communication is so delivered, e-mailed or sent before 5:00 p.m. (Eastern Time) on such day (otherwise, such communication shall be deemed to have been given and made and to have been received on the next following Business Day), (c) the day following the day (except if not a Business Day then the next Business Day) on which the same has been delivered prepaid to a reputable national overnight air courier service or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid. Notices, demands, and communications, in each case to the respective parties hereto, will be sent to the applicable address set forth below, unless another address has been previously specified in writing by the recipient party to the sending party: Notices to Buyer and Parent Guarantor (and, after the Closing, the Target Entities): 1000923563 Ontario Inc. c/o Quest Diagnostics Incorporated 500 Plaza Drive Secaucus, New Jersey 07094 Attn: SVP, Strategy, Ventures & M&A E-mail: dermot.v.shorten@questdiagnostics.com Attn: General Counsel E-mail: Michael.E.Prevoznik@QuestDiagnostics.com with a copy to (which will not constitute notice): McCarthy Tétrault LLP 1000 De La Gauchetière Street West, Suite MZ400 Montreal, Quebec H3B 0A2 Facsimile: (514) 875-6246 Attn: Patrick M. Shea Email: pshea@mccarthy.ca Notices to the Sellers (and, prior to the Closing, the Target Entities): c/o OMERS Infrastructure 900-100 Adelaide Street West Toronto, Ontario M5H 0E2 Attn: Matt Segal, Director, Legal; Matt Mendell, Managing Director E-mail: msegal@omers.com; mmendell@omers.com with a copy to (which will not constitute notice): Blake, Cassels & Graydon LLP 199 Bay Street Toronto, Ontario M5L 1A9 Facsimile: (416) 863-2653

1381-5604-3275.29 80 Attn: Jeffrey Lloyd; Joanna Myszka; Joshua Whitford Email: jeffrey.lloyd@blakes.com; joanna.myszka@blakes.com; joshua.whitford@blakes.com 12.05 Assignment. This Agreement, any Related Document and all of the provisions hereof and thereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that none of this Agreement, any Related Document nor any of the rights, interests or obligations hereunder or thereunder may be assigned or delegated by any party hereto without the prior written consent of the other parties hereto; provided that each Seller, Buyer and Parent Guarantor may assign all or any portion of its rights under this Agreement and any Related Documents to any Affiliate thereof; provided that each Seller, Buyer and Parent Guarantor, as the case may be, shall retain all risks and obligations hereunder and thereunder. If any such transferee Affiliate of either Seller, Buyer or Parent Guarantor enters into any agreement with any Person that is broader than or inconsistent or conflicts with the rights, interests or obligations hereunder or under any Related Document, then any such broader, inconsistent or conflicting right, obligation, covenant or agreement will not be effective or binding against any either Seller, Buyer or Parent Guarantor, as the case may be. 12.06 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Law, but if any provision of this Agreement is held to be prohibited by or invalid under Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and the parties hereto will amend or otherwise modify this Agreement to replace any prohibited or invalid provision with an effective and valid provision that gives effect to the intent of the parties hereto to the maximum extent permitted by Law. 12.07 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any Person. 12.08 Disclosure Schedules. The Disclosure Schedules have been arranged for purposes of convenience in separately numbered sections corresponding to sections of this Agreement; provided however, each section of the Disclosure Schedules will be deemed to incorporate by reference, and each representation and warranty set forth in Article III and Article IV will be deemed to be qualified by, all information disclosed in any other section of the Disclosure Schedules to the extent reasonably apparent on the face of such disclosure. Capitalized terms used in the Disclosure Schedules and not otherwise defined therein have the respective meanings given to them in this Agreement. The specification of any dollar amount or the inclusion of any item in the representations and warranties contained in this Agreement or the Disclosure Schedules or Exhibits is not intended to imply that the amounts, or higher or lower amounts, or the items so included, or other items, are or are not required to be disclosed (including whether such amounts or items are required to be disclosed as material or threatened) or are within or outside of the Ordinary Course of Business, and no party hereto will use the fact of the setting of the amounts or the fact of the inclusion of any item in this Agreement or the Disclosure Schedules or Exhibits in any dispute or controversy among the parties hereto as to whether any obligation, item, or matter not described or included in this Agreement or in any Disclosure Schedule or Exhibit is or is not required to be disclosed (including whether the amount or items are required to be disclosed as material or threatened) or is within or outside of the Ordinary Course of Business for purposes of this Agreement. The information contained in this Agreement and in the Disclosure Schedules and Exhibits hereto is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any party hereto to any third party of any matter whatsoever (including any violation of Law or breach of Contract).

1381-5604-3275.29 81 12.09 Amendment and Waiver. Any provision of this Agreement may be amended or waived only in a writing signed by Buyer and the Sellers. No waiver of any provision hereunder or any breach or default thereof will extend to or affect in any way any other provision or prior or subsequent breach or default. 12.10 Complete Agreement. This Agreement and the documents referred to herein (including the Related Documents and the Confidentiality Agreement) contain the complete agreement by, between and among the parties hereto and supersede any prior understandings, agreements or representations by, between or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way. The parties hereto agree that prior drafts of this Agreement and of any provision herein will be deemed to not provide any evidence as to the meaning of any provision hereof or the intent of the parties hereto with respect hereto and that such drafts will be deemed joint work product of the parties hereto. The parties hereto have voluntarily agreed to define their rights, liabilities and obligations respecting the sale and purchase of the Target Entities exclusively in contract pursuant to the express terms and provisions of this Agreement, and the parties hereto expressly disclaim that they are owed any duties or are entitled to any remedies not expressly set forth in this Agreement. Furthermore, the parties hereto each hereby acknowledge that this Agreement embodies the justifiable expectations of sophisticated parties derived from arm’s-length negotiations, and all parties to this Agreement specifically acknowledge that no party hereto has any special relationship with another party hereto that would justify any expectation beyond that of an ordinary buyer and an ordinary seller in an arm’s-length transaction. 12.11 Counterparts. This Agreement may be executed in multiple counterparts (including by means of telecopied signature pages or electronic transmission in portable document format (pdf)), any one of which need not contain the signatures of more than one party hereto, but all such counterparts taken together will constitute one and the same instrument. 12.12 Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort, or otherwise) that may be based upon, arise out of, or relate to this Agreement or the negotiation, execution, performance, non-performance, interpretation, termination, or construction of this Agreement (including any claim or cause of action based upon, arising out of, or related to any representation or warranty made in or in connection with this Agreement) or the legal relationships of the parties hereto will be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in such Province and this Agreement will be treated, in all respects, as an Ontario contract. 12.13 CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION IN THE PROVINCE OF ONTARIO (THE “CHOSEN COURTS”) IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND ANY RELATED DOCUMENT DELIVERED IN CONNECTION HEREWITH, THE LEGAL RELATIONSHIP OF THE PARTIES HERETO AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY (INCLUDING ANY CLAIM OR CAUSE OF ACTION, WHETHER IN CONTRACT OR TORT OR OTHERWISE, BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT, ANY RELATED DOCUMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT). EXCEPT FOR DISPUTES, CONTROVERSIES OR CLAIMS ARISING UNDER SECTION 1.05(b) (WHICH WILL BE RESOLVED IN ACCORDANCE WITH THE DISPUTE RESOLUTION PROVISIONS SET FORTH THEREIN), EACH PARTY HERETO ALSO IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT: (I) ANY DEFENCE TO JURISDICTION OR VENUE IN THE CHOSEN COURTS FOR ANY ACTION RELATING TO THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT

1381-5604-3275.29 82 AND ANY RELATED DOCUMENT DELIVERED IN CONNECTION HEREWITH, THE LEGAL RELATIONSHIP OF THE PARTIES HERETO, AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY (INCLUDING ANY CLAIM OR CAUSE OF ACTION, WHETHER IN CONTRACT OR TORT OR OTHERWISE, BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT, ANY RELATED DOCUMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT); (II) THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY THE CHOSEN COURTS; (III) THAT THEIR PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION; OR (IV) THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY TO THIS AGREEMENT FURTHER AGREES THAT SERVICE OF PROCESS WITH RESPECT TO ANY ACTION GOVERNED BY THIS SECTION 12.13 MAY BE MADE UPON A PARTY HERETO BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED IN SECTION 12.04. EACH PARTY HERETO AGREES THAT ANY FINAL AND NON-APPEALABLE JUDGMENT AGAINST IT IN ANY PROCEEDING DESCRIBED IN THIS SECTION 12.13 WILL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE OF CANADA BY SUIT ON SUCH JUDGMENT, A CERTIFIED COPY OF WHICH WILL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH JUDGMENT. THE PARTIES HERETO AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF KNOWING AND VOLUNTARY AND BARGAINED AGREEMENT AMONG THE PARTIES HERETO. 12.14 No Third Party Beneficiaries. Certain provisions of this Agreement (including Sections 7.02, 8.02, 10.01, 12.15, 12.16 and 12.24) are intended for the benefit of, and will be enforceable as third- party beneficiaries by, OMERS Administration, OMERS Infra, the Seller Related Parties, the Non- Recourse Parties, Blakes, the D&O Indemnified Persons, McCarthy Tétrault and the Buyer Related Parties as applicable. Except as otherwise expressly provided herein, nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement and OMERS Administration, OMERS Infra, the Seller Related Parties, the Non-Recourse Parties, Blakes, the D&O Indemnified Persons, McCarthy Tétrault and the Buyer Related Parties any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement. 12.15 Representation of the Sellers and their Affiliates. Buyer and Parent Guarantor agree, on their own behalf and on behalf of the Buyer Related Parties, and each Seller agrees, on its own behalf and on behalf of the Seller Related Parties, that (a) one or more of the Acquired Entities, the Sellers and OMERS Infra (and their controlling Affiliates) have retained Blake, Cassels & Graydon LLP (“Blakes”) and Parent Guarantor and Buyer have retained McCarthy Tétrault LLP (“McCarthy Tétrault”) to act as their respective counsel in connection with the transactions contemplated by this Agreement as well as other past matters, (b) Blakes and McCarthy Tétrault have not acted as counsel for any other Person in connection with the transactions contemplated by this Agreement and no Person other than (A) the Acquired Entities, the Sellers and OMERS Infra (and their controlling Affiliate) has the status of a Blakes client and (B) Parent Guarantor and Buyer have the status of a McCarthy Tétrault client for conflict of interest or any other purpose as a result thereof, and (c) following the Closing, Blakes may serve as counsel to the Sellers and their Affiliates and McCarthy Tétrault may serve as counsel to Buyer, Parent Guarantor and their Affiliates in connection with any matters related to this Agreement, the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, including any litigation, claim, or obligation arising out of or relating to this Agreement or the transactions contemplated by this Agreement, notwithstanding any such representation by Blakes and McCarthy Tétrault prior to the Closing Date. Buyer, Parent Guarantor and each Target Entity (on behalf of its and its respective Subsidiaries) and each Seller hereby (i) irrevocably waives any claim they have or may have that Blakes or McCarthy Tétrault has a conflict of interest or is otherwise prohibited from engaging in such representation, and (ii) agree that, in the event that a dispute arises after the Closing between Buyer, Parent Guarantor and any Acquired Entity and the Sellers or any of

1381-5604-3275.29 83 their Affiliates, Blakes may represent the Sellers or any of their Affiliates and McCarthy Tétrault may represent Buyer, Parent Guarantor or any of their Affiliates in such dispute even though the interests of such Person(s) may be directly adverse to Buyer, Parent Guarantor or any Acquired Entity (in the case of Blakes) or Sellers or any of their Affiliates (in the case of McCarthy Tétrault) and even though Blakes may have represented an Acquired Entity or other Persons in a matter substantially related to such dispute and may be handling other ongoing matters for a Buyer Related Party, the Target Entities or any of their respective Subsidiaries or McCarthy Tétrault may have represented a Seller or any of its Affiliates or other Persons in a matter substantially related to such dispute and may be handling other ongoing matters for a Seller Related Party. Buyer represents that Buyer’s own attorney has explained and helped Buyer evaluate the implications and risks of waiving the right to assert a future conflict against Blakes, and Buyer’s consent with respect to this waiver is fully informed. Buyer, Parent Guarantor and each Target Entity (on behalf of itself and its respective Subsidiaries) also further agree that, as to all communications among Blakes, on the one hand, and the Acquired Entities, and the Sellers or their Affiliates and Representatives, on the other hand, that relate in any way to this Agreement, the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, the attorney client privilege and the expectation of client confidence belongs to the Sellers and may be controlled by the Sellers and will not pass to or be claimed by Buyer or any Acquired Entity. In addition, if the Closing occurs, all of the client files and records in the possession of Blakes related to this Agreement, the negotiation, execution or performance of this Agreement and the transactions contemplated hereby will continue to be property of (and be controlled by) the Sellers and no Acquired Entity will retain any copies of such records or have any access to them. Without limiting the foregoing, Buyer, Parent Guarantor and the Acquired Entities, on behalf of themselves, their Affiliates, Subsidiaries, and their respective current and future members, partners, equityholders, Representatives, and each of the successors and assigns of the foregoing (the “Waiving Parties”), hereby acknowledge and agree that all (x) emails and other communications from or among any Seller Related Party, any Acquired Entity or any Affiliates, directors, managers, officers, employees, agents, advisors, attorneys, accountants, consultants or other Representatives of any Seller Related Party or Acquired Entity to the extent that such emails or communications are concerning, related to or in respect of the sale process or processes that ultimately led to the transactions contemplated by this Agreement (the “Sale Process”), this Agreement or any other agreement entered into in connection herewith (including all prior drafts) or the subject matter (including the negotiation, execution and performance) hereof or thereof (whether or not any such email or other communication is entitled to any attorney-client or other privilege) (which, for the avoidance of doubt, shall not include any emails or other communications to the extent that they relate to the ordinary course operations of any Acquired Entity) and (y) documents or materials to the extent that such documents or materials were created by or on behalf of any Seller Related Party or any Acquired Entity in connection with, in preparation for, related to or arising out of the Sale Process, this Agreement or any agreement entered into in connection herewith or related hereto (including all prior drafts) or the subject matter (including the negotiation, execution and performance) hereof and thereof (which, for the avoidance of doubt, shall not include any such documents or materials to the extent that they relate to the ordinary course operations of any Acquired Entity), or any dispute or proceeding arising out of or relating to the Sale Process, this Agreement, any agreement entered into in connection herewith, the transactions contemplated hereby or any matter relating to any of the foregoing, will be exclusively owned and controlled by the Sellers and will not pass to or be claimed by Buyer, Parent Guarantor the Target Entities or any Subsidiaries thereof, and from and after the Closing none of Buyer, Parent Guarantor, the Target Entities and any Subsidiaries thereof and any other Person purporting to act on behalf thereof and any of the Waiving Parties will seek to access, obtain, use, rely on or otherwise disclose the same, including by or through any legal or other process, without in each case first obtaining a Sellers’ prior written consent, which may be granted or withheld in their sole discretion. In furtherance of the foregoing, Buyer acknowledges that it would be impractical to remove all such emails and communications from the records (including emails and other electronic files) of any Acquired Entity and that any possession of Buyer of any of the foregoing will not affect or alter the ownership of such emails and communications. Notwithstanding the foregoing, in the event that a dispute arises between Buyer, Parent Guarantor or any Acquired Entity

1381-5604-3275.29 84 and a third party other than a party to this Agreement (or an Affiliate thereof) after the Closing, the Acquired Entities may assert the attorney-client privilege to prevent disclosure of confidential communications by Blakes to such third party; provided, however, that no Acquired Entity may waive such privilege without the prior written consent of the Sellers; and provided, further, that, in the event that a dispute arises between any Seller or any of its Affiliates and a third party following the Closing, neither Seller nor its Affiliates may waive any solicitor-client privilege without the prior written consent of Buyer. 12.16 No Additional Representations; Disclaimer; Non-Recourse. (a) Buyer represents, warrants, acknowledges and agrees, on its own behalf and on behalf of its Affiliates and Representatives, that in making its determination to proceed with the transactions contemplated by this Agreement, Buyer and its Affiliates and Representatives have relied solely on the representations and warranties of the Sellers expressly and specifically set forth in Article III and of the Target Entities expressly and specifically set forth in Article IV, in each case, as qualified by the Disclosure Schedules. The representations and warranties of the Sellers expressly and specifically set forth in Article III and of the Target Entities expressly and specifically set forth in Article IV, in each case, as qualified by the Disclosure Schedules, constitute the sole and exclusive representations, warranties, and statements of any kind of the Sellers, the Target Entities and/or any other Seller Related Party to Buyer in connection with the transactions contemplated hereby, and Buyer, on its own behalf and on behalf of its Affiliates and Representatives, understands, acknowledges and agrees that no Person is making, Buyer and its Affiliates and Representatives are not and have not relied on, and the Target Entities and the Sellers hereby specifically disclaim, all other representations, warranties and statements of any kind or nature expressed or implied (including any relating to the future or historical business condition (financial or otherwise), results of operations, prospects, assets or liabilities of the Acquired Entities (including with respect to any projections, forecasts, estimates, plans or budgets of future revenue, expenses or expenditures, or future results of operations), the quality, quantity or condition of the Acquired Entities assets, any other information contained or provided in any confidential information memorandum or management presentation (including responses to questions, written or oral), “data room”, meeting, call, correspondence or other publication or presentation by or on behalf of the Acquired Entities, or the accuracy and completeness of information provided to the Buyer Related Parties, in each case, whether delivered to or made available to Buyer, any Buyer Related Party or any lender to Buyer prior to or after the date hereof). All representations and warranties set forth in this Agreement are contractual in nature only. No Person is asserting the truth of any representation and warranty set forth in this Agreement; rather the parties hereto have agreed that should any representations and warranties of any party hereto prove untrue, the other parties hereto will have the specific rights and remedies herein specified as the exclusive remedy therefor, but that no other rights, remedies or causes of action (whether in law or in equity or whether in contract or in tort) are permitted to any party hereto as a result of the untruth of any such representation and warranty. NO PERSON (INCLUDING SELLERS AND THE TARGET ENTITIES) MAKES OR PROVIDES, AND BUYER (ON ITS OWN BEHALF AND ON BEHALF OF THE OTHER BUYER RELATED PARTIES) HEREBY IRREVOCABLY WAIVES, ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO SAMPLES OR CONDITION OF THE ACQUIRED ENTITIES’ ASSETS OR ANY PART THEREOF (EXCEPT THE REPRESENTATIONS AND WARRANTIES OF THE SELLERS EXPRESSLY AND SPECIFICALLY SET FORTH IN ARTICLE III AND OF THE TARGET ENTITIES EXPRESSLY AND SPECIFICALLY SET FORTH IN ARTICLE IV). BUYER ON ITS BEHALF AND ON BEHALF OF ITS AFFILIATES AND REPRESENTATIVES, SPECIFICALLY ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF THE SELLERS EXPRESSLY AND

1381-5604-3275.29 85 SPECIFICALLY SET FORTH IN ARTICLE III AND OF THE TARGET ENTITIES EXPRESSLY AND SPECIFICALLY SET FORTH IN ARTICLE IV, IN EACH CASE, AS QUALIFIED BY THE DISCLOSURE SCHEDULES, (X) BUYER IS ACQUIRING THE ACQUIRED ENTITIES ON AN “AS IS, WHERE IS” BASIS AND (Y) NEITHER SELLERS NOR THE TARGET ENTITIES NOR ANY OTHER PERSON (INCLUDING, ANY SHAREHOLDER, PARTNER, MEMBER, OFFICER, MANAGER, DIRECTOR, EMPLOYEE OR AGENT OF ANY OF THE FOREGOING AND ANY OTHER SELLER RELATED PARTY, WHETHER IN ANY INDIVIDUAL, CORPORATE OR ANY OTHER CAPACITY) IS MAKING OR HAS MADE, AND BUYER IS NOT RELYING ON, ANY REPRESENTATIONS, WARRANTIES OR OTHER STATEMENTS OF ANY KIND WHATSOEVER, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, AS TO ANY MATTER CONCERNING THE ACQUIRED ENTITIES, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED TO (OR OTHERWISE ACQUIRED BY) BUYER OR ANY OF BUYER’S AFFILIATES OR REPRESENTATIVES. Notwithstanding anything herein to the contrary, nothing in this Section 12.16 shall limit any claim for Fraud. (b) This Agreement and the Related Documents may only be enforced against, and any claim, suit or cause of action based upon, arising out of, or related to this Agreement or the Related Documents (including any representation or warranty made in or in connection with this Agreement or any Related Document or as an inducement to enter into this Agreement or any Related Document), or the negotiation, execution, or performance of this Agreement or the Related Documents, whether in contract or in tort, at law or in equity or otherwise, may only be brought against the express named parties to this Agreement and the Related Documents and then only with respect to the specific obligations set forth herein and therein with respect to the express named parties to this Agreement (in all cases, as limited by the provisions of Section 10.01) and the Related Documents (in all cases, as limited by the provisions set forth therein). No Person who is not an express named party to this Agreement or the Related Documents, including any past, present or future, director, manager, officer, employee, incorporator, member, partner, shareholder, Affiliate, agent, attorney, or Representative of any named party to this Agreement or the Related Documents or any of their respective Affiliates (the “Non-Recourse Parties”), will have or be subject to any liability or indemnification obligation (whether in contract or in tort, at law or in equity, based upon any theory that seeks to impose liability of an entity against its owners or Affiliates, or otherwise) to Buyer or any other Person resulting from (nor will Buyer have any claim with respect to) (i) the distribution to Buyer, or Buyer’s use of, or reliance on, any information, documents, projections, forecasts, or other material made available to Buyer in certain “data rooms”, confidential information memoranda, management presentations, or in any other form, including meetings, calls, or correspondence with management of any Acquired Entity or Sellers or their respective Affiliates or Representatives and whether delivered to or made available to Buyer or any Buyer Related Party prior to or after the date hereof in expectation of, or in connection with, the transactions contemplated by this Agreement or any Related Document, (ii) any claim based on, in respect of, or by reason of, the sale and purchase of the Target Entities, including any alleged non- disclosure or misrepresentations made by any such Persons or (iii) for any obligations or liabilities otherwise arising under, in connection with or related to this Agreement or any Related Document or for any claim based on, in respect of, or by reason of this Agreement or any Related Document (as the case may be) or the negotiation or execution hereof or thereof, in each case, regardless of the legal theory under which such liability or obligation may be sought to be imposed, whether sounding in contract or tort, or whether at law or in equity, or otherwise; and each party hereto irrevocably waives and releases all such liabilities and obligations against any such Persons.

1381-5604-3275.29 86 (c) In connection with the investigation by Buyer and the other Buyer Related Parties of the Acquired Entities, Buyer and the other Buyer Related Parties have received or may receive from the Acquired Entities certain projections, forward-looking statements, and other forecasts and certain business plan information. Buyer, on its own behalf and on behalf of the other Buyer Related Parties, acknowledges that there are uncertainties inherent in attempting to make such estimates, projections, and other forecasts and plans, that Buyer and the other Buyer Related Parties are familiar with such uncertainties, that Buyer, on its own behalf and on behalf of the other Buyer Related Parties, is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections, and other forecasts and plans so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, or plans), and that Buyer and the other Buyer Related Parties will have no claim against anyone with respect thereto. Accordingly, Buyer, on its own behalf and on behalf of the other Buyer Related Parties, acknowledges that neither the Target Entities, the Sellers, nor any member, officer, manager, director, employee, agent or Representative of any of the foregoing, whether in an individual, corporate, or any other capacity, make any representation, warranty, or other statement with respect to, and Buyer and the other Buyer Related Parties are not relying on, such estimates, projections, forecasts, or plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, or plans), and Buyer, on its own behalf and on behalf of the other Buyer Related Parties, agrees that it has not relied thereon. 12.17 Conflict Between Transaction Documents. The parties hereto agree and acknowledge that to the extent any terms and provisions of this Agreement are in any way inconsistent with or in conflict with any term, condition, or provision of any other Related Document, this Agreement will govern and control. 12.18 No Set-Off. Except as expressly provided under this Agreement, any payment to be made by any party hereto under this Agreement shall be made in full without any set-off, restriction, condition or deduction for or on account of any counterclaim. 12.19 Specific Performance; Other Remedies. The parties hereto agree that the parties hereto may suffer irreparable damage prior to a termination in the event that the Closing is not consummated in accordance with the terms of this Agreement, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by the Sellers or the Target Entities (on the one hand) or Buyer or Parent Guarantor (on the other hand) of its covenants or obligations set forth in this Agreement, the Sellers and the Target Entities (on the one hand) or Buyer or Parent Guarantor (on the other hand) will each be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by Buyer or Parent Guarantor (on the one hand) or Sellers or the Target Entities (on the other hand), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the relevant party hereto under this Agreement, in addition to any other remedy to which the other parties hereto are entitled at law or in equity, including any right to terminate this Agreement pursuant to Article IX and to seek money damages and/or the Termination Fee. If, in order to obtain such injunction or injunctions, monetary damages or other remedy, the Sellers or either of the Target Entities commences a legal proceeding that results in a judgment in favour of the Sellers or either of the Target Entities (on the one hand) or Buyer (on the other hand), Buyer will pay Sellers and the Target Entities (if such judgment is in favour of the Sellers and/or Target Entities) or the Sellers and the Target Entities will pay Buyer (if such judgment is in favour of Buyer) their costs and expenses (including attorneys’ fees and expenses) incurred in connection with such legal proceeding. Each party hereto hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by any other party. Each party hereto irrevocably waives (i) any defences in

1381-5604-3275.29 87 any action for specific performance, including the defence that a remedy at law would be adequate and (ii) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief. 12.20 Consents. Buyer acknowledges that certain consents to the transactions contemplated by this Agreement may be required from parties to Contracts or Leases to which any Acquired Entity is a party (including the Consents & Notices) and, other than as explicitly required by the terms of this Agreement, such consents may not have been obtained. Buyer agrees and acknowledges that, following the Closing, the Sellers will have no liability whatsoever to Buyer (and Buyer will not be entitled to assert any claims) arising out of or relating to the failure to obtain any consents that may have been or may be required under the applicable Contracts or Leases in connection with the transactions contemplated by this Agreement or because of the default, acceleration, or termination of any such Contract or Lease as a result thereof. 12.21 Electronic Delivery. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other parties hereto or thereto will re-execute original forms thereof and deliver them to all other parties hereto or thereto. No party hereto or to any such agreement or instrument will raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defence to the formation of a contract, and each such party forever irrevocably waives any such defence, except to the extent such defence related to lack of authenticity. 12.22 Deliveries. Any document or item will be deemed “delivered”, “provided” or “made available” within the meaning of this Agreement if such document or item is (i) included in the Data Room, (ii) actually delivered or provided to Buyer or any of Buyer’s Representatives or (iii) made available upon request, including at any of the Acquired Entities’ offices. 12.23 No Partnership Created. Nothing in this Agreement is intended to give Buyer, directly or indirectly, the right to control or direct the Acquired Entities’ operations prior to the Closing and, without limiting its obligations under this Agreement, each Acquired Entity will exercise complete control over its operations. Furthermore, in no event will this Agreement be deemed to create a partnership or joint venture between any Acquired Entity or any of its Affiliates, on the one hand, and Buyer and its Affiliates, on the other hand, and in no event will any fiduciary or similar duty be deemed owed by any Acquired Entity or any of its Affiliates to Buyer or any of its Affiliates. 12.24 Mutual Release. (a) As of the Closing Date, Sellers, on behalf of themselves and the other Seller Related Parties irrevocably waives, releases and discharges each Buyer Related Party, and, as of the Closing Date, the Acquired Entities, from any and all liabilities and obligations to the Seller Related Parties relating to the subject matter of this Agreement, the Related Documents and any other agreement contemplated hereunder or thereunder existing as of the Closing Date of any kind or nature whatsoever (including any rights of contribution or indemnification) whether arising under any Contract or otherwise at Law or in equity, and whether or not then known, including as a result of certain of the Seller Related Parties being a direct or indirect holder of interests of the Acquired Entities, except in respect of any obligations expressly provided for under this Agreement, any Related Document or any other agreement contemplated hereunder or thereunder, and the Sellers on behalf of themselves and the other Seller Related Parties agree they will not seek to recover any amounts in connection therewith or thereunder from any Buyer Related Party.

1381-5604-3275.29 88 (b) As of the Closing Date, Buyer and Parent Guarantor, on behalf of themselves and the other Buyer Related Parties, and, following the Closing, the Acquired Entities, irrevocably waive, release and discharge each Seller Related Party from any and all liabilities and obligations to the Buyer Related Parties relating to the subject matter of this Agreement, the Related Documents and any other agreement contemplated hereunder or thereunder existing as of the Closing Date of any kind or nature whatsoever (including any rights of contribution or indemnification) whether arising under any Contract or otherwise at Law or in equity, and whether or not then known, including as a result of certain of the Seller Related Parties being a direct or indirect holder of interests of the Acquired Entities, except in respect of any obligations expressly provided for under this Agreement, any Related Document or any agreement contemplated hereunder or thereunder, and Buyer and Parent Guarantor, on behalf of themselves and the other Buyer Related Parties, and, following the Closing, the Acquired Entities, agree they will not seek to recover any amounts in connection therewith or thereunder from any Seller Related Party. 12.25 Guarantee of Buyer Obligations. Subject to the terms of this Agreement, Parent Guarantor unconditionally guarantees performance by Buyer, as principal obligor and not as surety, of all of its obligations under this Agreement, each of the Related Documents and any other agreement required by this Agreement to be delivered by Buyer. The Sellers shall not be required to proceed against Buyer or to pursue any other remedy whatsoever which may be available to the Sellers before proceeding against Parent Guarantor for performance or payment of the obligations of Buyer under this Agreement and each of the Related Documents required by this Agreement to be delivered by Buyer. Parent Guarantor hereby waives, to the fullest extent permitted by applicable Law, any and all other defences or benefits that may be derived from or afforded by applicable Law limiting the liability of or exonerating guarantors or sureties. * * * * *

[Signature Page - Equity Purchase Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement on the day and year first above written. SELLERS: BOREALIS INFRASTRUCTURE CORPORATION By: /s/ John Knowlton Name: John Knowlton Title: Executive Vice President & Secretary By: Name: Matthew Segal Title: Vice President & Assistant Secretary BOREALIS INFRASTRUCTURE HEALTH MANAGEMENT INC., in its capacity as trustee of BPC HEALTH TRUST By: Name: Graham McLeod Title: Vice President By: Name: Mark McEwan Title: Secretary TARGET ENTITIES: LIFELABS INC. By: /s/ John Knowlton Name: John Knowlton Title: Director By: Name: Jenine Krause Title: Director BPC LAB FINANCE LP by its general partner, LIFELABS INC. By: /s/ John Knowlton Name: John Knowlton Title: Director By: Name: Jenine Krause Title: Director

[Signature Page - Equity Purchase Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement on the day and year first above written. SELLERS: BOREALIS INFRASTRUCTURE CORPORATION By: Name: John Knowlton Title: Executive Vice President & Secretary By: /s/ Matthew Segal Name: Matthew Segal Title: Vice President & Assistant Secretary BOREALIS INFRASTRUCTURE HEALTH MANAGEMENT INC., in its capacity as trustee of BPC HEALTH TRUST By: Name: Graham McLeod Title: Vice President By: Name: Mark McEwan Title: Secretary TARGET ENTITIES: LIFELABS INC. By: Name: John Knowlton Title: Director By: Name: Jenine Krause Title: Director BPC LAB FINANCE LP by its general partner, LIFELABS INC. By: Name: John Knowlton Title: Director By: Name: Jenine Krause Title: Director

[Signature Page - Equity Purchase Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement on the day and year first above written. SELLERS: BOREALIS INFRASTRUCTURE CORPORATION By: Name: John Knowlton Title: Executive Vice President & Secretary By: Name: Matthew Segal Title: Vice President & Assistant Secretary BOREALIS INFRASTRUCTURE HEALTH MANAGEMENT INC., in its capacity as trustee of BPC HEALTH TRUST By: /s/ Graham McLeod Name: Graham McLeod Title: Vice President By: Name: Mark McEwan Title: Secretary TARGET ENTITIES: LIFELABS INC. By: Name: John Knowlton Title: Director By: Name: Jenine Krause Title: Director BPC LAB FINANCE LP by its general partner, LIFELABS INC. By: Name: John Knowlton Title: Director By: Name: Jenine Krause Title: Director

[Signature Page - Equity Purchase Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement on the day and year first above written. SELLERS: BOREALIS INFRASTRUCTURE CORPORATION By: Name: John Knowlton Title: Executive Vice President & Secretary By: Name: Matthew Segal Title: Vice President & Assistant Secretary BOREALIS INFRASTRUCTURE HEALTH MANAGEMENT INC., in its capacity as trustee of BPC HEALTH TRUST By: Name: Graham McLeod Title: Vice President By: /s/ Mark McEwan Name: Mark McEwan Title: Secretary TARGET ENTITIES: LIFELABS INC. By: Name: John Knowlton Title: Director By: Name: Jenine Krause Title: Director BPC LAB FINANCE LP by its general partner, LIFELABS INC. By: Name: John Knowlton Title: Director By: Name: Jenine Krause Title: Director

[Signature Page - Equity Purchase Agreement] IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement on the day and year first above written. SELLERS: BOREALIS INFRASTRUCTURE CORPORATION By: Name: John Knowlton Title: Executive Vice President & Secretary By: Name: Matthew Segal Title: Vice President & Assistant Secretary BOREALIS INFRASTRUCTURE HEALTH MANAGEMENT INC., in its capacity as trustee of BPC HEALTH TRUST By: Name: Graham McLeod Title: Vice President By: Name: Mark McEwan Title: Secretary TARGET ENTITIES: LIFELABS INC. By: Name: John Knowlton Title: Director By: /s/ Jenine Krause Name: Jenine Krause Title: Director BPC LAB FINANCE LP by its general partner, LIFELABS INC. By: Name: John Knowlton Title: Director By: /s/ Jenine Krause Name: Jenine Krause Title: Director

DocuSign Envelope ID: F761FB3A-E0DB-46C4-BD15-75B6F09C7F07

BUYER:

1000923563 ONTARIO INC.

By: /s/ Karthik Kuppusamy
Name: Karthik Kuppusamy
Title: Authorized Signatory

PARENT GUARANTOR:

QUEST DIAGNOSTICS INCORPORATED

By: /s/ Dermot V. Shorten
Name: Dermot V. Shorten
Title: SVP, Strategy, Ventures & M&A

Signature Page to Equity Purchase Agreement